                                                                    EXHIBIT 10.5


--------------------------------------------------------------------------------


                                TRUST INDENTURE



                                    BETWEEN



                   MISSISSIPPI BUSINESS FINANCE CORPORATION

                                      AND


               SOUTHTRUST BANK, NATIONAL ASSOCIATION, AS TRUSTEE

                                ______________


                                JANUARY 1, 1998

                                ______________




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

                               TABLE OF CONTENTS

                                                                            PAGE


                                   ARTICLE I

                                  DEFINITIONS


SECTION 1.01.    Definitions................................................   4

                                  ARTICLE II

                     DESCRIPTION, AUTHORIZATION, MANNER OF
                  EXECUTION, AUTHENTICATION, REGISTRATION AND
                               TRANSFER OF BONDS

SECTION 2.01.    Authorization of Bonds.....................................  17
SECTION 2.02.    1998 Series Bonds..........................................  17
SECTION 2.03.    Redemption.................................................  17
SECTION 2.04.    Mandatory Sinking Fund Redemption..........................  19
SECTION 2.05.    Method of Partial Redemption...............................  19
SECTION 2.06.    Additional Bonds...........................................  20
SECTION 2.07.    Bonds Mutilated, Destroyed, Stolen or Lost.................  20
SECTION 2.08.    Temporary Bonds............................................  21
SECTION 2.09.    Execution..................................................  22
SECTION 2.10.    Negotiability, Transfer and Registry.......................  22
SECTION 2.11.    Regulations with Respect to Exchanges and Transfers........  22
SECTION 2.12.    Authentication.............................................  23
SECTION 2.13.    Destruction of Bonds.......................................  23

                                  ARTICLE III

                     AUTHENTICATION AND DELIVERY OF BONDS

SECTION 3.01.    Bonds Equally and Ratably Secured..........................  24
SECTION 3.02.    Provisions for Issuance of 1998 Series Bonds...............  24
SECTION 3.03.    Provisions for Issuance of Additional Bonds................  25
SECTION 3.04.    Provisions for Issuance of Refunding Bonds.................  27
SECTION 3.05.    Limited Obligations........................................  27

                                  ARTICLE IV

                    CONSTRUCTION AND ACQUISITION OF PROJECT

SECTION 4.01.    Covenant to Proceed With Reasonable Dispatch; Revision
                 of Plans and Specifications................................  29
SECTION 4.02.    Covenant to Comply with Laws...............................  29

                                                                            PAGE

                                   ARTICLE V

                               CONSTRUCTION FUND

SECTION 5.01.    Establishment of Construction Fund.........................  30
SECTION 5.02.    Held in Trust..............................................  30
SECTION 5.03.    Use of Moneys..............................................  30
SECTION 5.04.    Retention of Requisitions..................................  30
SECTION 5.05.    Completion of Project......................................  30
SECTION 5.06.    Completion of Project - Default............................  31

                                  ARTICLE VI

                                   BOND FUND

SECTION 6.01.    Establishment of Bond Fund.................................  32
SECTION 6.02.    Flow of Funds..............................................  32

                                  ARTICLE VII

                     SECURITY FOR AND INVESTMENT OF MONEYS

SECTION 7.01.    Security...................................................  34
SECTION 7.02.    Investment of Funds........................................  34
SECTION 7.03.    Transfer of Balance........................................  34

                                 ARTICLE VIII

                              REDEMPTION OF BONDS

SECTION 8.01.    Method of Redemption.......................................  35
SECTION 8.02.    Notice of Redemption.......................................  35
SECTION 8.03.    Payment of Redeemed Bonds..................................  35

                                  ARTICLE IX

                      PARTICULAR COVENANTS OF THE ISSUER

SECTION 9.01.    Payment of Bonds...........................................  37
SECTION 9.02.    Maintain Its Existence.....................................  37

                                                                            PAGE

SECTION 9.03.    Payments Under Loan Agreement; No Amendment to
                 Loan Agreement without Consent.............................  37
SECTION 9.04.    Further Documents..........................................  38
SECTION 9.05.    Payment of Taxes and Assessments; Compliance with
                 Regulations; No Creation of Liens or Charges...............  38
SECTION 9.06.    Extension of Payment of Bonds..............................  38

                                   ARTICLE X

                             DEFAULTS AND REMEDIES

SECTION 10.01.   Events of Default..........................................  39
SECTION 10.02.   Right to Declare Bonds Due and Payable.....................  40
SECTION 10.03.   Proceedings by Trustee.....................................  40
SECTION 10.04.   Effect of Discontinuance or Abandonment....................  41
SECTION 10.05.   Rights of Bondholders......................................  41
SECTION 10.06.   Restriction on Bondholders' Action.........................  41
SECTION 10.07.   Power of Trustee to Enforce................................  42
SECTION 10.08.   Remedies Not Exclusive.....................................  42
SECTION 10.09.   Effect of Waiver...........................................  42
SECTION 10.10.   Application of Moneys......................................  42

                                  ARTICLE XI

                                CREDIT FACILITY

SECTION 11.01.   Delivery of Letter of Credit...............................  44
SECTION 11.02.   Credit Facility Drawings...................................  44
SECTION 11.03.   Disposition of Moneys Drawn Under the Credit Facility......  45
SECTION 11.04.   Alternate Letter of Credit.................................  45

                                  ARTICLE XII

                            CONCERNING THE TRUSTEE

SECTION 12.01.   Appointment and Acceptance of Duties.......................  47
SECTION 12.02.   Responsibilities...........................................  47
SECTION 12.03.   Powers.....................................................  47
SECTION 12.04.   Compensation...............................................  47
SECTION 12.05.   No Duty to Maintain Insurance..............................  47
SECTION 12.06.   Notice of Event of Default.................................  48
SECTION 12.07.   Trustee's Actions..........................................  48

                                                                            PAGE


SECTION 12.08.   Limitation of Liability....................................  48
SECTION 12.09.   Ownership of Bonds.........................................  49
SECTION 12.10.   No Duty to Invest..........................................  49
SECTION 12.11.   Construction of Provisions of Indenture....................  49
SECTION 12.12.   Resignation................................................  49
SECTION 12.13.   Removal....................................................  49
SECTION 12.14.   Appointment of Successor Trustee...........................  49
SECTION 12.15.   Successor to be a Bank.....................................  50
SECTION 12.16.   Failure to Appoint a Successor Trustee.....................  50
SECTION 12.17.   Acceptance by Successor Trustee............................  50
SECTION 12.18.   Merger or Consolidation....................................  50
SECTION 12.19.   Action Upon Event of Default...............................  51
SECTION 12.20.   Notice of Occurrence of Event of Default...................  51
SECTION 12.21.   Intervention by Trustee....................................  51
SECTION 12.22.   Appointment and Acceptance of Paying Agent.................  51
SECTION 12.23.   Resignation or Removal of Paying Agent; Appointment of
                 Successor..................................................  51
SECTION 12.24.   Trust Estate May Be Vested in Separate or Co-Trustee.......  52

                                 ARTICLE XIII

                  EXECUTION OF INSTRUMENTS BY BONDHOLDERS AND
                          PROOF OF OWNERSHIP OF BONDS

SECTION 13.01.   Execution of Instruments; Proof of Ownership...............  53

                                  ARTICLE XIV

                  MODIFICATION OF INDENTURE AND SUPPLEMENTAL
                                  INDENTURES

SECTION 14.01.   Supplemental Indentures with Consent of the Company,
                 But Without Consent of Bondholders.........................  54
SECTION 14.02.   Trustee Authorized to Enter Into Supplemental Indenture....  55
SECTION 14.03.   Supplemental Indentures with Consent of Bondholders and
                 the Company................................................  55

                                  ARTICLE XV

                                  DEFEASANCE

SECTION 15.01.   Defeasance.................................................  56
SECTION 15.02.   Bonds Deemed to Have Been Paid.............................  57

                                                                            PAGE


                                  ARTICLE XVI

                                 MISCELLANEOUS

SECTION 16.01.   Dissolution of Issuer......................................  59
SECTION 16.02.   Parties Interested Herein..................................  59
SECTION 16.03.   Severability of Invalid Provisions.........................  59
SECTION 16.04.   No Recourse on Bonds.......................................  59
SECTION 16.05.   Notice.....................................................  59
SECTION 16.06.   Counterparts...............................................  60
SECTION 16.07.   Governing Law..............................................  60

                                 ARTICLE XVII

                                   BOND FORM

SECTION 17.01.   Bond Form..................................................  61

     THIS TRUST INDENTURE, dated as of January 1, 1998, between the Mississippi Business Finance Corporation (the "Issuer"), a public corporation organized and existing under the laws of the State of Mississippi (the "State"), and SouthTrust Bank, National Association, as trustee (the "Trustee"), a national banking association organized and existing under the laws of the United States of America;

                                  WITNESSETH:

     WHEREAS, the Issuer is authorized by the provisions of Sections 57-10-401 et seq., Mississippi Code of 1972, as amended and supplemented and Sections 57-10-201 et seq., Mississippi Code of 1972, as amended and supplemented (collectively, the "Act"), to, among other things, provide and finance "economic development projects" (as defined in the Act) in the State in order to promote, foster and support economic development within the State and to finance such projects by the issuance of revenue bonds; and

     WHEREAS, the Issuer has duly authorized as a project under the Act the following by Halter Marine Group, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Company"): (a) the acquisition and improvement on the Project Site (as hereinafter defined) of the Building (as hereinafter defined) and (b) the acquisition and installation therein and thereon of the Equipment (as hereinafter defined), which Project Site, Building and Equipment together, shall constitute the Project (as hereinafter defined); and

     WHEREAS, the Issuer desires to authorize the issuance of its revenue bonds hereunder, to secure the payment of the principal, Make-Whole Premium, if applicable, and the interest thereon and any other payments required under this Indenture and to assure the performance and observance of the covenants and conditions herein contained in order to finance the construction, installation and equipping of the Project; and

     WHEREAS, the Issuer has entered into a Loan Agreement dated as of the date hereof (the "Loan Agreement") with the Company under which the Company has agreed to construct, install and equip and/or cause to be constructed, installed and equipped the Project with the proceeds of the loan from the Issuer and to repay such loan to the Issuer; and

     WHEREAS, the Issuer has determined to issue hereunder an initial series of bonds to be designated as Mississippi Business Finance Corporation Taxable Revenue Bonds, Series 1998 (Halter Marine Group, Inc. Project) (the "1998 Series Bonds") in the principal amount of $30,000,000, the proceeds of which are to be used by the Company to pay the costs of constructing, installing and equipping the Project; and

     WHEREAS, to further secure the 1998 Series Bonds, the Company has authorized, executed and delivered a Note (as hereinafter defined) to the Issuer, which Note the Issuer has assigned to the Trustee; and

     WHEREAS, to further secure the prompt payment of the 1998 Series Bonds, the Company concurrently with the execution hereof, has procured an irrevocable direct-pay Letter of Credit (as hereinafter defined) from The First National Bank of Chicago (the "Bank") in favor of the Trustee and for the benefit of the holders of the 1998 Series Bonds; and

     WHEREAS, the Issuer, at a meeting thereof duly convened and held, has duly authorized the execution and delivery of this Indenture and the execution and issuance hereunder of the 1998 Series Bonds upon and subject to the terms and conditions hereinafter set forth; and

     WHEREAS, all acts and things have been done and performed which are necessary to make the 1998 Series Bonds, when executed and issued by the Issuer, authenticated by the Trustee and delivered, the valid and binding legal obligations of the Issuer in accordance with their terms and to make this Indenture a valid and binding agreement for the security of the 1998 Series Bonds authenticated and delivered under this Indenture;

     NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENTS, THIS TRUST INDENTURE
WITNESSETH:

     That the Issuer, in consideration of the premises, the acceptance by the Trustee of the trusts hereby created, the purchase and acceptance of the 1998 Series Bonds by the purchaser or purchasers thereof, one dollar duly paid to the Issuer by the Trustee at or before the execution and delivery of these presents and other good and valuable consideration, the receipt of which is hereby acknowledged, and in order to secure the payment of the principal of, Make-Whole Premium, if applicable, and interest on all Bonds outstanding hereunder from time to time, according to their tenor and effect, and such other payments required to be made under this Indenture, and to secure the observance and performance by the Issuer of all the covenants, expressed or implied herein and in the 1998 Series Bonds, does hereby grant, bargain, sell, convey, assign, pledge and set over unto the Trustee, and unto its successors in the trusts hereunder, and to them and their successors and assigns forever, all right, title and interest of the Issuer in, to and under, subject to the terms and conditions of this Indenture, any and all of the following:

     (a) all loan payments, including amounts drawn under the Credit Facility (as hereinafter defined) and other revenues and receipts to be derived by the Issuer under the Loan Agreement;

     (b) the Loan Agreement, including but not limited to the Issuer's rights to receive the loan payments and other revenues and receipts payable thereunder, the liens and security interests created thereby, and the Issuer's rights to enforce the Loan Agreement, provided, however, that the Issuer hereby reserves its rights under the Loan Agreement to receive notices, the payment of Administrative Expenses (as hereinafter defined) and indemnification payments, all as provided in the Loan Agreement;

     (c) the Note, including, without limitation, all payments to be made by the Company pursuant to the Note;

     (d) the proceeds of the 1998 Series Bonds (subject to provisions pertaining to the use thereof set forth herein and in the Loan Agreement) and all funds and accounts held by the Trustee under this Indenture;

     (e) any and all other property of every kind and nature from time to time hereafter by delivery or by writing of any kind, conveyed, mortgaged, sold, pledged, assigned and transferred, as and for additional security hereunder by the Issuer or by any other person, firm or entity in its behalf or with its written consent to the Trustee, and the Trustee is hereby authorized to receive any and all such property at any and all times and to hold and apply the same subject to the terms hereof;

     (f) any income received by the Trustee from the investment of the proceeds of the 1998 Series Bonds and other funds held by the Trustee hereunder (subject to provisions pertaining to the use thereof set forth herein and in the Loan Agreement); and

     (g)  the proceeds of any of the foregoing;

     TO HAVE AND TO HOLD all the same hereby pledged, conveyed and assigned, or agreed or intended so to be, to the Trustee and its successors in said trust and to it and its assigns forever;

     PROVIDED, HOWEVER, that if the Issuer, its successors or assigns, shall well and truly pay, or cause to be paid, the principal of the Bonds issued and secured hereunder, Make-Whole Premium, if applicable, and the interest due or to become due thereon, at the times and in the manner mentioned in such Bonds according to the true intent and meaning thereof, shall well and truly keep, perform and observe all the covenants and conditions pursuant to the terms of this Indenture to be kept, performed and observed by it, and shall pay or cause to be paid to the Trustee all sums of money due or to become due to it in accordance with the terms and provisions hereof, then upon such final payments this Indenture and all rights, titles and interests hereby granted shall cease and terminate, otherwise this Indenture to be and remain in full force and effect;

     The payment of the principal of, Make-Whole Premium, if applicable, and interest on the Bonds is further secured by an irrevocable direct-pay Letter of Credit issued by the Bank in favor of the Trustee and for the benefit of the holders and owners of the 1998 Series Bonds;

     THIS TRUST INDENTURE FURTHER WITNESSETH:

     That, and it is expressly declared, all Bonds issued and secured hereunder are to be issued, authenticated and delivered and all of the rights and property hereby pledged are to be dealt with and disposed of under, upon and subject to the terms, conditions, stipulations, covenants, agreements, trusts, uses and purposes as hereinafter expressed, and the Issuer has agreed and covenanted, and does hereby agree and covenant, with the Trustee and with the respective holders and owners, from time to time, of the said Bonds, as follows:

                                   ARTICLE I

                                  DEFINITIONS

      SECTION 1.01. DEFINITIONS. The terms set forth below shall have the following meanings in this Indenture, unless the context clearly otherwise requires. Except where the context otherwise requires, words importing the singular number shall include the plural number and vice versa. Capitalized terms used and not defined herein shall have the meanings ascribed to them in the Loan Agreement and the Letter of Credit.

ACT:

     "Act" shall mean Sections 57-10-401 et seq., Mississippi Code of 1972, as amended and supplemented and Sections 57-10-201 et seq., Mississippi Code of 1972, as amended and supplemented.

ACT OF BANKRUPTCY:

     "Act of Bankruptcy" shall mean any of the following events:

     (a) The Company (or any other person or entity obligated, as guarantor or otherwise, to make payments under the Loan Agreement or Credit Agreement), the Issuer or the Affiliate shall (1) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee, liquidator or the like of the Company or such other person or entity, the Issuer or the Affiliate or of all or any substantial part of its property, (2) commence a voluntary case under the United States Bankruptcy Code (as now or hereafter in effect), or (3) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts; or

     (b) A proceeding or case shall be commenced, without the application or consent of the Company (or any other person or entity obligated, as guarantor or otherwise, to make payments under the Loan Agreement or Credit Agreement), the Issuer or the Affiliate in any court of competent jurisdiction, seeking (1) the liquidation, reorganization, dissolution, winding-up or composition or adjustment of debts of the Company or such other person or entity, the Issuer or the Affiliate, (2) the appointment of a trustee, receiver, custodian, liquidator or the like of the Company or such other person or entity, the Issuer or the Affiliate, or of all or any substantial part of its property, or (3) similar relief in respect of the Company or such other person or entity, the Issuer or the Affiliate under any law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts.

ADDITIONAL BONDS:

     "Additional Bonds" shall mean Bonds of any Series, other than the 1998 Series Bonds, duly issued, authenticated and delivered pursuant to this Indenture.

ADMINISTRATION EXPENSES:

     "Administration Expenses" shall mean the reasonable and necessary fees, costs or expenses incurred or payable by the Company being: (a) the Initial Administrative Fee payable to the Issuer and (b) the compensation and expenses paid to or incurred by the Trustee or any Paying Agent under the Loan Agreement or this Indenture.

AFFILIATE:

     "Affiliate" shall mean any person, firm or corporation controlled by, or under common control with the Company and any person, firm or corporation controlling the Company.

ALTERNATE LETTER OF CREDIT:

     "Alternate Letter of Credit" shall mean an irrevocable, direct-pay substitute letter of credit or an extension of an existing Credit Facility delivered to and accepted by the Trustee pursuant to Section 11.04 of this Indenture provided that any extension or renewal of a Credit Facility (other than an extension of the Letter of Credit) shall be regarded as the delivery of an Alternate Letter of Credit for the purposes of this Indenture. An Alternate Letter of Credit shall (a) be issued by a commercial bank organized and doing business in the United States of America or a branch or an agency of a foreign commercial bank located in the United States of America and subject to regulation by state or federal banking regulatory authorities, with capital stock and surplus of at least $50,000,000 and having a rating on its long-term deposits of not less than Aa3 by Moody's or AA- by Standard & Poor's, (b) have the same terms as the Letter of Credit (except for the expiration date, which shall be on a January thirtieth (30th) and shall be at least two (2) years following the effective date thereof) and (c) be in substantially the form of the Letter of Credit. Prior to acceptance of an Alternate Letter of Credit, the Trustee must be satisfied that certain requirements set forth in Section 11.04 hereof have been met.

ANNEX A:

     "Annex A" shall mean the attachment annexed hereto and made a part hereof containing such information as is specifically referred to therein.

AUTHORIZED COMPANY REPRESENTATIVE:

     "Authorized Company Representative" shall mean any person or persons at the time designated to act on behalf of the Company by a written certificate, signed on behalf of the Company by its President or one of its Vice Presidents or other duly authorized Person and its Secretary or its Treasurer or its Comptroller or one of its Assistant Secretaries, Assistant Treasurers or Assistant Comptrollers or other duly authorized Person and furnished to the Issuer and the Trustee, containing the specimen signature of each such person.

BANK:

     "Bank" shall mean The First National Bank of Chicago which is issuing the Letter of Credit and its successors and assigns (in whole or in part) under the Credit Agreement meeting the requirements of a provider of an Alternate Letter of Credit hereunder, or any issuer of an Alternate Letter of Credit.

BOND COUNSEL:

     "Bond Counsel" shall mean an attorney-at-law or a firm of attorneys, designated by the Issuer, of nationally recognized standing in matters pertaining to bonds issued by states and their political subdivisions, duly admitted to the practice of law before the highest court of any state of the United States of America.

BOND COUNSEL'S OPINION:

     "Bond Counsel's Opinion" shall mean an opinion signed by Bond Counsel and satisfactory to the Issuer and the Trustee.

BOND FUND:

     "Bond Fund" shall mean the fund created under Section 6.01 of this Indenture and held by the Trustee and the accounts created thereunder.

BOND PLACEMENT AGREEMENT:

     "Bond Placement Agreement" shall mean the bond placement agreement concerning the 1998 Series Bonds among the Issuer, the Company and the Placement Agents.

BOND REGISTER AND BOND REGISTRAR:

     "Bond Register" and "Bond Registrar" shall have the respective meanings specified in Section 2.10 of this Indenture.

BONDHOLDER:

     "Bondholder" or "holder of the Bonds" or "holder" shall mean the Registered Owner of any Bond.

BONDS:

     "Bond" or "Bonds" shall mean any Bond or all of the Bonds, as the case may be, of the Issuer authorized and issued by the Issuer, authenticated by the Trustee and delivered under this Indenture.

     The term "outstanding under this Indenture" or "outstanding hereunder" or "outstanding", when used with reference to Bonds, shall mean, except as otherwise provided in Sections 9.03 and

14.03 of this Indenture, at any date as of which the amount of outstanding Bonds is to be determined, the aggregate of all Bonds authorized, issued, authenticated and delivered under this Indenture, except:

     (a) Bonds canceled or surrendered to the Trustee for cancellation pursuant to Section 2.13 of this Indenture prior to such date; and

     (b) Bonds in lieu of or in substitution for which other Bonds shall have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Trustee and the Company is presented that any such Bond is held by a bona fide holder in due course.

     In determining whether holders of a requisite aggregate principal amount of Bonds outstanding have concurred in any request, demand, authorization, direction, notice, consent or waiver under this Indenture, Bonds which are owned by the Company or any Affiliate of the Company or the Issuer shall be disregarded and deemed not to be outstanding for the purpose of any such determination; provided, however, that for the purpose of determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Bonds which the Trustee actually knows to be so owned shall be so disregarded.

BUILDING:

     "Building" shall mean the building or buildings located on the Project Site, as described in Exhibit A to the Loan Agreement, and all additions, modifications and improvements thereto, as they may at any time exist.

BUSINESS DAY:

     "Business Day" shall mean any day, other than a Saturday or Sunday, on which neither the Trustee nor the Bank is closed and on which the payment system of the Federal Reserve System is operational.

COMPANY:

     "Company" shall mean Halter Marine Group, Inc., a corporation organized and existing under the laws of the State of Delaware.

COMPLETION DATE:

     "Completion Date" shall have the meaning set forth in the Loan Agreement.

CONSTRUCTION FUND:

     "Construction Fund" shall mean the fund created under Section 5.01 of this Indenture and held by the Trustee.

CORPORATE TRUST OFFICE:

     "Corporate Trust Office" shall mean the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date hereof is located as more particularly described in Annex A.

COST:

     "Cost" or "Cost of the Project" shall mean and be deemed to include to the extent permitted by the Act and the Code, whether incurred prior to or after the date of the Loan Agreement, (a) obligations of the Issuer or of the Company incurred for labor, materials, machinery, equipment and other expenses and to architects, contractors, builders and materialmen in connection with the construction, installation and equipping of the Project and improvements thereto; (b) the cost of contract or performance bonds or of other bonds and of insurance of all kinds that may be required or necessary prior to or during the course of construction, installation and equipping of the Project; (c) all costs of architectural and engineering services, including the expenses of the Issuer and the Company for test borings, surveys, test and pilot operations, estimates, plans and specifications and preliminary investigations therefor, and for supervising construction, as well as for the performance of all other duties required by or as a result of the proper construction, installation and equipping of the Project; (d) compensation and expenses of the Issuer, the Bank and the Trustee, legal, accounting, financial and printing expenses, fees and all other expenses incurred in connection with the issuance of the Bonds, which are not otherwise provided for under the terms of the Loan Agreement; (e) all other costs which the Issuer or the Company shall be required to pay under the terms of any contract or contracts for the construction, installation and equipping of the Project; (f) any sums required to reimburse the Issuer or the Company for advances made by either of them for any of the above items, or for any other costs incurred and for work done by either of them, which are properly chargeable to the Project being constructed, installed and equipped; (g) any costs and fees incurred in obtaining the Letter of Credit; (h) the Initial Administrative Fee and Administration Expenses; and (i) any other expenses or fees of the Issuer, the Trustee or the Bank, which in the opinion of the Issuer or the Company are related to the Project or the Bonds, including but not limited to, commitment and legal fees and the costs, fees and expenses of the Placement Agents in connection with the initial sale and issuance of the Bonds.

CREDIT AGREEMENT:

     "Credit Agreement" shall mean that certain Revolving Credit Agreement, dated October 31, 1997, among the Company, the Bank, et al, for so long as such agreement shall be in effect and thereafter any agreement relating to the obligations of the Company in respect of an Alternate Letter of Credit for so long as such agreement shall be in effect.

CREDIT FACILITY:

     "Credit Facility" shall mean the Letter of Credit if then in effect or an Alternate Letter of Credit if then in effect.

CURRENT ACCOUNT:

     "Current Account" shall mean the account in the Bond Fund created under
Section 6.01 of this Indenture and held by the Trustee.

EQUIPMENT:

     "Equipment" shall mean those items of machinery, equipment, fixtures and other tangible personal property which (a) have been or are to be acquired and installed in the Building or elsewhere at or on the Project Site, (b) were acquired with proceeds of the 1998 Series Bonds and (c) any item of machinery, equipment, fixtures and other tangible personal property which may be acquired and installed in the Building or elsewhere at or on the Project Site in substitution therefor pursuant to the provisions of the Loan Agreement, and renewals and replacements of any of the foregoing less such property as may be released pursuant to the provisions of the Loan Agreement or taken by the exercise of the power of eminent domain, all as they may at any time exist.

EVENT OF DEFAULT:

     "Event of Default", "event of default", "Default" or "default" shall mean any Event of Default specified in Section 10.01 of this Indenture.

EXECUTIVE DIRECTOR:

     "Executive Director" shall mean the Executive Director of the Mississippi Business Finance Corporation.

GOVERNMENT OBLIGATIONS:

     "Government Obligations" shall mean (a) direct obligations of the United States of America for the payment of which the full faith and credit of the United States of America is pledged and (b) obligations issued by a person controlled or supervised by and acting as an instrumentality of the United States of America, the full and timely payment of the principal of, and premium, if any, and interest on which is fully guaranteed as a full faith and credit obligation of the United States of America (including any securities described in (a) or (b) issued or held in book-entry form on the books of the Department of Treasury of the United States of America or Federal Reserve Bank), which obligations, in either case, are not subject to redemption or prepayment prior to maturity at the option of any one other than the holder.

INDENTURE:

     "Indenture" shall mean this Trust Indenture as amended or supplemented from time to time in accordance with the provisions hereof.

INITIAL ADMINISTRATIVE FEE:

     "Initial Administrative Fee" shall mean (a) the initial fee of the Issuer with respect to the 1998 Series Bonds in the amount of Thirty Thousand and No/100ths Dollars ($30,000) which fee is required to be paid by the Company to the Issuer pursuant to the Loan Agreement, (b) the fee of the Issuer's Financial Advisor and (c) any initial acceptance fee of the Trustee.

INVESTMENT SECURITIES:

     "Investment Securities" shall mean any one of the following, if and to the extent the same are at the time legal for the investment of the Issuer's funds:

     (a)  Government Obligations;

     (b) certificates of deposit, time deposits or other banking arrangements, whether negotiable or non-negotiable, issued by any bank or national banking association having a capital stock and surplus of more than $20,000,000, including the Trustee;

     (c) commercial paper that is rated A-1 or A-2 by Standard & Poor's or P-1 or P-2 by Moody's;

     (d) a repurchase agreement with any bank or national banking association having a capital stock and surplus of more than $20,000,000, including the Trustee, and a rating by Moody's within its NCO/Moody's ratings of Baa-3 or prime 3, provided the obligation of the bank to repurchase is within thirty (30) days of the date of purchase; and

     (e) interests in any money market mutual fund including those of the Trustee which invests solely in Government Obligations or repurchase agreements which are collateralized solely by Government Obligations.

ISSUER:

     "Issuer" shall mean the Mississippi Business Finance Corporation, constituting a public corporation of the State, its successors and assigns, and any public corporation resulting from or surviving any consolidation or merger to which it or its successors may be a party.

LETTER OF CREDIT:

     "Letter of Credit" shall mean the irrevocable direct-pay Letter of Credit to be delivered by the Bank to the Trustee in accordance with the Credit Agreement which shall have a scheduled expiration date of January 30, 2000 and any renewals, extensions, amendments or supplements thereto. A copy of the Letter of Credit is attached hereto as Exhibit A.

LETTER OF CREDIT ACCOUNT:

     "Letter of Credit Account" shall mean the account in the Bond Fund created under Section 6.01 of this Indenture and held by the Trustee.

LOAN AGREEMENT:

     "Loan Agreement" shall mean the Loan Agreement dated as of the date hereof between the Issuer and the Company and any and all modifications, alterations, amendments and supplements thereto made in accordance with the provisions thereof and this Indenture.

MAKE-WHOLE PREMIUM:

     "Make-Whole Premium" shall mean, with respect to any 1998 Series Bond, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such 1998 Series Bond over the amount of such Called Principal, provided that the Make-Whole Premium may in no event be less than zero. For the purposes of determining the Make-Whole Premium, the following terms shall have the following meanings:

          "CALLED PRINCIPAL" means, with respect to any 1998 Series Bond, the principal of such 1998 Series Bond that is to be prepaid pursuant to
     Section 2.03 of this Indenture or has become or is declared to be immediately due and payable pursuant to Sections 10.01 and 10.02 of this Indenture, as the context requires.

          "DISCOUNTED VALUE" means, with respect to the Called Principal of any 1998 Series Bond, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the 1998 Series Bond is payable) equal to the Reinvestment Yield with respect to such Called Principal.

          "REINVESTMENT YIELD" means, with respect to the Called Principal of any 1998 Series Bond, the yield to maturity implied by (a) the yields reported, as of 10:00 a.m., New York City Time, on the second Business day preceding the Settlement Date with respect to such Called Principal, on the display designated as the "PX1 Screen" on the Bloomberg Financial Market Service (or such other display as may replace the PX1 Screen on the Bloomberg Financial Market Service) for actively traded Government Obligations having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (b) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable, the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded Government Obligations having a constant maturity equal to the Remaining Average

     Life of such Called Principal as of such Settlement Date. Such implied yield will be determined, if necessary, by (1) converting Government Obligations quotations to bond-equivalent yields in accordance with accepted financial practice and (2) interpolating linearly between (A) the actively traded Government Obligations with the duration closest to and greater than the Remaining Average Life and (B) the actively traded Government Obligations with the duration closest to and less than the Remaining Average Life.

          "REMAINING AVERAGE LIFE" means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (a) such Called Principal into (b) the sum of the products obtained by multiplying (1) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (2) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

          "REMAINING SCHEDULED PAYMENTS" means, with respect to the Called Principal of any 1998 Series Bond, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the 1998 Series Bonds, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Sections 2.03, 10.01 and 10.02 of this Indenture.

          "SETTLEMENT DATE" means, with respect to the Called Principal of any 1998 Series Bond, the date on which such Called Principal is to be prepaid pursuant to Section 2.03 of this Indenture or has become or is declared to be immediately due and payable pursuant to Sections 10.01 and 10.02 of this Indenture, as the context requires.

     The Make-Whole Premium shall be timely calculated by the Company in accordance with the above definition thereof and timely written notice thereof given by the Company to the Trustee, the Bank and the holders of all 1998 Series Bonds outstanding.

MOODY'S:

     "Moody's" shall mean Moody's Investors Service, Inc., a Delaware corporation, its successors and assigns and, if dissolved or liquidated or if it no longer performs the functions of a securities rating agency, "Moody's" shall be deemed to refer to any other nationally recognized securities rating agency designated by the Company (with the approval of and the Issuer), by written notice to the Trustee.

1998 SERIES BONDS:

     "1998 Series Bonds" shall mean Mississippi Business Finance Corporation Taxable Revenue Bonds, Series 1998 (Halter Marine Group, Inc. Project) issued in the aggregate principal amount of $30,000,000 and initially issued under Section
2.02 of this Indenture.

NOTE:

     "Note" shall mean the Promissory Note of the Company issued by the Company to the Issuer pursuant to the Loan Agreement and any amendments or supplements thereto.

OFFICERS' CERTIFICATE:

     "Officers' Certificate" shall mean a certificate signed by the President, Executive Director, or an officer of the Board of Directors of the Issuer duly authorized by resolution of such Board to sign such certificate and the Secretary.

OPINION OF COUNSEL:

     "Opinion of Counsel" shall mean an opinion in writing signed by legal counsel, who may be an employee of or counsel to the Company, and is not unsatisfactory to the Trustee. Any Opinion of Counsel in connection with the Letter of Credit or any Alternate Letter of Credit must opine as to the validity and enforceability of the Letter of Credit or the Alternate Letter of Credit and must be given by legal counsel independent from the Bank and licensed to practice law in the jurisdiction which governs the validity and enforceability of the Letter of Credit or the Alternate Letter of Credit.

PAYING AGENT:

     "Paying Agent" shall mean any paying agent for the 1998 Series Bonds (and may include the Trustee) and its successor or successors appointed pursuant to the provisions of this Indenture.

PAYMENT DATE OR PAYMENT DATES:

     "Payment Date" or "Payment Dates" shall mean (a) as to the 1998 Series Bonds, December 31 and June 30 of each year commencing June 30, 1998, provided, however, that if any such Payment Date shall fall on a day other than a Business Day, the payment due on such Payment Date shall be due on the next succeeding Business Day, and (b) as to Additional Bonds, each date or dates designated as a Payment Date or Dates in the Applicable Supplemental Indenture and Additional Bonds.

PERMITTED ENCUMBRANCES:

     "Permitted Encumbrances" shall mean and include:

     (a)  the lien of taxes and assessments which are not delinquent;

     (b) the lien of taxes and assessments which are delinquent but the validity of which is being contested as permitted by Section 4.06 of the Loan Agreement;

     (c) any liens created by and under this Indenture, the Loan Agreement and the Note;

     (d) those liens, charges and encumbrances in Exhibit C attached to the Loan Agreement, to which the Company's title to the Project Site is subject;

     (e) easements, exceptions or reservations executed after the date hereof for the purpose of pipelines, telephone lines, telegraph lines, power lines and sub-stations, roads, streets, alleys, highways, railroad purposes, drainage and sewerage purposes, dikes, canals, laterals, ditches, the removal of oil, gas, coal or other minerals, and other like purposes, or for the joint or common use of real property, facilities and equipment, which, in the reasonable opinion of the Company, in the aggregate do not impair the value or the use of such property for the purposes for which it is or may reasonably be expected to be held;

     (f) rights reserved to or vested in any municipality or governmental or other public authority to control or regulate any portion of the Project which in the aggregate do not impair the use of the Project for the purposes for which, in the reasonable opinion of the Company, it is or may reasonably be expected to be held;

     (g) the rights of the Issuer, the Trustee and the Bank (as the case may be) under this Indenture, the Loan Agreement and the Note;

     (h) any lien on the Project or any part thereof created pursuant to the Loan Agreement from the Company to the Issuer, as assigned to the Trustee pursuant to this Indenture; and

     (i) such other encumbrances as the Bank may approve or that may be permitted by the Credit Agreement.

PERSON OR PERSON:

     "Person" or "person" shall mean, as the case may be, any individual, sole proprietorship, corporation, partnership (including, without limitation, general and limited partnerships), joint venture, association, joint stock company, trust, unincorporated organization or government, any agency or political subdivision thereof or public corporation.

PLACEMENT AGENTS:

     "Placement Agents" shall mean SPP Hambro & Co., LLC and Hibernia National Bank.

PLANS AND SPECIFICATIONS:

     "Plans and Specifications" shall, if such exist, mean the plans and specifications prepared for the Project, certified by an Authorized Company Representative, as the same may be implemented, detailed and revised from time to time.

PRESIDENT:

     "President" shall mean the President of the Mississippi Business Finance Corporation.

PROJECT:

     "Project" shall mean (a) the Project Site, Building and the Equipment financed with proceeds of the 1998 Series Bonds and as the same may become more detailed from time to time, including any repair, replacement or modification thereof, substitutions therefor and additions thereto and excluding deletions therefrom, and including personal property installed in accordance with Section
4.15 of the Loan Agreement, (b) repairs, replacements, enlargements, improvements or extensions of said facilities financed by Additional Bonds and
(c) additional facilities financed by Additional Bonds.

PROJECT SITE:

     "Project Site" shall mean the real property described in Exhibit B to the Loan Agreement on which the Building and Equipment are or will be situated.

PROPERTY:

     "Property" shall mean any interest in any kind of asset, whether real, personal or mixed, or tangible or intangible.

RATING AGENCY:

     "Rating Agency" shall mean Moody's and/or Standard & Poor's.

RECORD DATE:

     "Record Date" shall mean with respect to any Series of Bonds, the fifteenth
(15th) day of the calendar month preceding any Payment Date.

REDEMPTION PRICE:

     "Redemption Price" shall mean the principal of and interest on the 1998 Series Bonds to be redeemed, and the Make-Whole Premium, if applicable, and all other amounts due and owing in respect of such 1998 Series Bonds to be redeemed.

REGISTERED OWNER:

     "Registered Owner" shall mean the Person or Persons in whose name or names the particular Bond or Bonds shall be registered on the Bond Register.

REVENUES:

     "Revenues" shall mean all payments, receipts and revenues payable by the Company to the Issuer under the Loan Agreement (except payment of Administration Expenses and indemnification payments pursuant to Sections 4.03 and 4.11, respectively, of the Loan Agreement) and any other payments, receipts and revenues derived by the Issuer from the Company under the Loan Agreement.

SECRETARY:

     "Secretary" shall mean the Secretary of the Mississippi Business Finance Corporation.

SERIES OR SERIES OF BONDS:

     "Series" or "Series of Bonds" shall mean all of the Bonds authenticated and delivered on original issuance in a simultaneous transaction, and any Bonds thereafter authenticated and delivered in lieu of or in substitution for such Bonds, pursuant to the provisions of this Indenture, regardless of variations in maturity, interest rate, or other provisions.

STANDARD & POOR'S:

     "Standard & Poor's" shall mean Standard & Poor's Corporation, a New York corporation, its successors and assigns and, if dissolved or liquidated or if it no longer performs the functions of a securities rating agency, "Standard & Poor's" shall be deemed to refer to any other nationally recognized securities rating agency designated by the Company (with the approval of the Issuer), by written notice to the Trustee.

STATE:

     "State" shall mean the State of Mississippi.

SUPPLEMENTAL INDENTURE:

     "Supplemental Indenture" or "indenture supplemental hereto" shall mean any indenture supplemental to or amendatory of this Indenture as originally executed which is duly executed and delivered in accordance with the provisions of this Indenture.

TRUSTEE:

     "Trustee" shall mean SouthTrust Bank, National Association (and its corporate successors) and its successor under this Indenture, a national banking association organized and existing under the laws of the United States of America with its principal corporate trust office located in Birmingham, Alabama.

                                  ARTICLE II

                     DESCRIPTION, AUTHORIZATION, MANNER OF
                  EXECUTION, AUTHENTICATION, REGISTRATION AND
                               TRANSFER OF BONDS

      SECTION 2.01. AUTHORIZATION OF BONDS. The Bonds may, at the election of the Issuer, be issued in one or more Series and, except as hereinafter provided, shall be designated generally with such appropriate particular designations added to or incorporated in such title for the Bonds of any particular Series as the Issuer may determine. Each Bond shall bear upon the face thereof the designation so selected for the Series to which it belongs. The Bonds shall be issuable only in fully registered form.

      SECTION 2.02. 1998 SERIES BONDS. There shall be issued under and secured by this Indenture a Series of Bonds to be designated as Mississippi Business Finance Corporation Taxable Revenue Bonds, Series 1998 (Halter Marine Group, Inc. Project) in the aggregate principal amount of $30,000,000, to be dated as of their date of issuance, to mature (subject to prior redemption at the prices and dates and upon the terms and conditions hereinafter set forth) on December 31, 2013.

     The 1998 Series Bonds shall bear interest from and including the dated date thereof if the date of authentication thereof is on or prior to the day preceding the first Payment Date and otherwise from the Payment Date next preceding the date of authentication to which interest has been paid, payable semiannually on December 31 and June 30 of each year, commencing on June 30, 1998, at the rate of interest of 6.39% per annum computed on the basis of a three hundred sixty (360) day year of twelve (12), thirty (30) day months) until the earliest of (a) maturity or (b) the date fixed for redemption or acceleration. The 1998 Series Bonds shall be issued in denominations of $500,000 or any integral multiple of $5,000 in excess thereof provided that if necessary to enable the registration of transfer by a holder of its entire holding of 1998 Series Bonds, one 1998 Series Bond may be in a denomination of less than $500,000.

     All payments of principal of, Make-Whole Premium, if applicable, and interest on the 1998 Series Bonds shall be payable in any coin or currency of the United States of America which, at the time of payment is legal tender for the payment of public and private debts and shall be made to the Registered Owner thereof as of the Record Date, in the case of principal and Make-Whole Premium, if applicable, at the Corporate Trust Office of the Trustee upon presentation and surrender thereof, and in the case of interest, by bank wire or bank transfer as such Registered Owner may specify in writing or otherwise as the Trustee and such Registered Owner may agree.

      SECTION 2.03. REDEMPTION. The 1998 Series Bonds are subject to redemption prior to maturity, in accordance with Article VIII hereof and subject to the order of payment as set forth in Section 6.02 hereof, as follows:

     (a) The 1998 Series Bonds are subject to mandatory redemption in the event there are moneys remaining in the Construction Fund after the Completion Date, as provided in Sections 5.05 and 6.01(b) herein. If called for redemption in such event, the 1998 Series Bonds shall be subject to redemption on any Payment Date, in part, in the inverse order of their maturities (less than all of said 1998 Series Bonds of a single maturity to be selected pro-rata), at a Redemption Price for each 1998 Series Bond redeemed equal to the principal amount thereof and accrued interest thereon to the date of redemption, plus the Make-Whole Premium.

     (b) The 1998 Series Bonds are subject to optional redemption at the option of the Company, which option may be exercised at any time upon not less than forty-five (45) days' written notice by the Company to the Trustee, in whole at any time, or in part on any Payment Date, in the inverse order of their maturities (less than all of said 1998 Series Bonds of a single maturity to be selected pro-rata), at a Redemption Price for each 1998 Series Bond redeemed equal to the principal amount thereof and accrued interest thereon to the date of redemption, plus the Make-Whole Premium.

     (c) The 1998 Series Bonds are subject to mandatory redemption, in whole, at any time, or in part on any Payment Date in the inverse order of their maturities (less than all of said 1998 Series Bonds of a single maturity to be selected pro-rata), to the extent moneys are deposited in the Bond Fund pursuant to Sections 4.13 and 4.14 of the Loan Agreement at a Redemption Price for each 1998 Series Bond redeemed equal to the principal amount thereof and accrued interest thereon to the date of redemption, without premium or penalty. Said Sections 4.13 and 4.14 of the Loan Agreement are by this reference thereto incorporated herein as if fully set forth herein.

     (d) The 1998 Series Bonds are subject to mandatory redemption, in whole, at a Redemption Price for each 1998 Series Bond redeemed equal to the principal amount thereof and accrued interest thereon to the date of redemption, plus the Make-Whole Premium, if the rating assigned by Moody's or Standard & Poor's to the long-term deposits of the Bank is downgraded to a rating below A1 by Moody's or below A+ by Standard & Poor's, on the forty-fifth (45th) day following the date on which the lowered rating is announced by either Rating Agency; provided, however, the 1998 Series Bonds shall not be subject to mandatory redemption in such case if the Company shall deliver to the Trustee at least five (5) Business Days prior to the scheduled date of such redemption, an Alternate Letter of Credit in accordance with Section 11.04 herein and issued by a Bank the senior long-term debt or the long-term deposits of which are rated not less than Aa3 by Moody's or AA- by Standard & Poor's. Written notice of any such downgrade shall be timely provided by the Company to the Trustee, the Bank and the holders of all 1998 Series Bonds then outstanding.

     (e) The 1998 Series Bonds are subject to mandatory redemption, in whole, five (5) Business Days following the failure of the Company (1) to provide an irrevocable and unconditional commitment for an Alternate Letter of Credit in accordance with Section 11.04 herein not later than one (1) year immediately preceding the expiration of the Letter of Credit or any Alternate Letter of Credit, or (2) to deliver said Alternate Letter of Credit forty-five (45) days immediately preceding the expiration of the Letter of Credit or any Alternate Letter of Credit, at a Redemption Price for each 1998 Series Bond redeemed equal to the principal amount thereof and accrued interest thereon to the date of redemption, plus the Make-Whole Premium.

     (f) The 1998 Series Bonds are subject to mandatory redemption, in whole, upon acceleration thereof upon the occurrence of an Event of Default on the earliest Business Day for which any required notice may be given, at a Redemption Price for each 1998 Series Bond redeemed equal to the principal amount thereof and accrued interest thereon to the date of redemption, plus the Make-Whole Premium, for acceleration upon an Event of Default occurring under Section 10.01 of this Indenture hereof.

     (g) The 1998 Series Bonds are subject to mandatory redemption, in part, as provided in Section 2.04.

     If more than one of the events described in paragraphs (a), (c), (d), (e) and (f) of this Section 2.03 shall occur at any one time requiring a mandatory redemption of all of the 1998 Series Bonds, the Trustee shall redeem the 1998 Series Bonds according to the paragraph that will result in the 1998 Series Bonds being redeemed on the earliest possible date.

     A redemption pursuant to this Section 2.03(f) shall occur no later than ten
(10) calendar days after a declaration of acceleration pursuant to Sections
10.01 and 10.02 hereof.

      SECTION 2.04. MANDATORY SINKING FUND REDEMPTION. The 1998 Series Bonds are subject to mandatory sinking fund redemption, in part, prior to maturity or redemption in whole as otherwise provided under this Indenture, on each December 31, commencing December 31, 2004, in the principal amount for each year (together with accrued interest to the date of redemption and without premium or penalty) (the "Sinking Fund Payment") from moneys deposited in the Bond Fund, in accordance with the provisions of this Section 2.04 and Article VIII of this Indenture, as follows:

                DATE                                     AMOUNT

          December 31, 2004                            $3,000,000
          December 31, 2005                             3,000,000
          December 31, 2006                             3,000,000
          December 31, 2007                             3,000,000
          December 31, 2008                             3,000,000
          December 31, 2009                             3,000,000
          December 31, 2010                             3,000,000
          December 31, 2011                             3,000,000
          December 31, 2012                             3,000,000
          December 31, 2013                             3,000,000

     Not more than sixty (60) days nor less than forty (40) days prior to each Sinking Fund Payment Date, the Trustee shall select for redemption pro-rata from all 1998 Series Bonds outstanding a principal amount of 1998 Series Bonds equal to the Sinking Fund Payment amount for such year and shall call such 1998 Series Bonds or portions thereof ($500,000 or any integral multiple of $5,000 in excess thereof) for redemption from amounts deposited therefor in the Bond Fund following notice thereof as provided in Section 8.02 hereof.

      SECTION 2.05. METHOD OF PARTIAL REDEMPTION. Unless otherwise provided herein, in the event of a partial redemption pursuant to Section 2.03 hereof, the 1998 Series Bonds to be redeemed shall be redeemed on a pro-rata basis among all Bondholders and, in case of a partial redemption of a single maturity, 1998 Series Bonds of such maturity to be redeemed shall be selected pro-rata.

      SECTION 2.06. ADDITIONAL BONDS. Subject to determination from time to time by the Issuer, and subject to the provisions of Section 3.03 hereof and with the consent of one hundred percent (100%) of the holders of the 1998 Series Bonds then outstanding, as expressed from time to time in one or more Supplemental Indentures, the Bonds of any Series other than the 1998 Series
Bonds:

     (a) shall be dated, shall bear interest at a rate or rates not in excess of the maximum rate then permitted by applicable law, shall be payable and shall mature by their terms at such time or times as may be provided in the Supplemental Indenture creating the Series of which such Bonds are a part;

     (b) shall be payable, both as to principal and interest and premium at such place or places as the Issuer may determine in any coin or currency of the United States of America which, at the time of payment, is legal tender for the payment of public and private debts;

     (c)  may have such exchange privileges as may be determined by the Issuer;

     (d) shall have such particular designations added to their title as the Issuer may determine, and may be in such denominations as may be determined by the Issuer;

     (e) may be limited as to the maximum principal amount thereof which may be authenticated by the Trustee and delivered or which may be at any time outstanding, and an appropriate insertion in respect of such limitation may, but need not, be made in the Bonds of such Series;

     (f) may contain provisions for the redemption thereof at such redemption price or prices, at such time or times, upon such notice, in such manner and upon such other terms and conditions, not inconsistent with the provisions of
Article VIII of this Indenture and the terms of the Loan Agreement, as may be determined by the Issuer and permitted by applicable law;

     (g) may have mandatory provisions requiring payments of sinking fund requirements for the purchase and sinking fund redemption of such Bonds, in such amounts, at such time or times, in such manner and upon such terms and conditions, not inconsistent with the provisions of this Indenture, as shall be set forth in such Supplemental Indenture; and

     (h) may contain such provisions with respect to acceleration of maturity on the happening of specified events, and such other special terms and conditions, not contrary to the provisions hereof or of the Act, as may be determined by the Issuer.

      SECTION 2.07. BONDS MUTILATED, DESTROYED, STOLEN OR LOST. In the event any outstanding Bond, whether temporary or definitive, is mutilated, lost, stolen or destroyed, the Trustee shall, upon written request of the Issuer, authenticate and deliver a new Bond of the same Series, principal amount and maturity and of like tenor as the mutilated, lost, stolen or destroyed Bond in exchange and substitution for such mutilated Bond, or in lieu of and substitution for such lost, stolen or destroyed Bond upon presentation of an open indemnity bond in favor of the Trustee and the Issuer which is satisfactory to the Trustee.

     Application for exchange and substitution of mutilated, lost, stolen or destroyed Bonds shall be made to the Trustee, in writing, at the Corporate Trust Office. In every case the applicant for a substitute Bond shall furnish to the Issuer and to the Trustee such security or indemnity as may be required by them to save each of them and any Paying Agent harmless. In every case of loss, theft or destruction of a Bond, the applicant shall also furnish to the Issuer and to the Trustee evidence to their satisfaction of the loss, theft or destruction and of the ownership of such Bond, and in every case of mutilation of a Bond, the applicant shall surrender to the Trustee the Bond so mutilated.

     Notwithstanding the foregoing provisions of this Section 2.07, in the event any such Bond shall have matured, and no default has occurred which is then continuing in the payment of the principal of, Make-Whole Premium, if applicable, or interest on the Bond, the Issuer may authorize, in writing, the payment of the same (without surrender thereof except in the case of a mutilated
Bond) instead of issuing a substitute Bond provided security or indemnity is furnished as above provided in this Section 2.07.

     Upon the issuance of any substitute Bond, the Issuer and the Trustee may charge the holder of such Bond with their fees and expenses in connection therewith. Every substitute Bond issued pursuant to the provisions of this
Section 2.07 by virtue of the fact that any Bond is lost, stolen or destroyed shall constitute an original additional contractual obligation of the Issuer, whether or not the lost, stolen or destroyed Bond shall be found at any time, or be enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionally with any and all other Bonds duly issued under this Indenture to the same extent as the Bonds in substitution for which such Bonds were issued.

     The provisions of this Section 2.07 are exclusive and shall preclude (to the extent lawful) all of the rights and remedies with respect to the payment of mutilated, lost, stolen or destroyed Bonds, including those granted by any law or statute now existing or hereafter enacted.

      SECTION 2.08. TEMPORARY BONDS. Until Bonds in definitive form of any Series are ready for delivery, the Issuer may execute, and upon its request in writing, the Trustee shall authenticate and deliver in lieu of any thereof and subject to the same provisions, limitations and conditions, one or more printed, lithographed or typewritten Bonds in temporary form, substantially of the tenor of the Bonds as set forth above in this Article II, with appropriate omissions, variations and insertions. Bonds in temporary form will be for such principal amounts as the Issuer shall determine.

     Until exchanged for Bonds in definitive form, such Bonds in temporary form shall be entitled to the lien and benefit of this Indenture. The Issuer shall, without unreasonable delay, prepare, execute and deliver to the Trustee, and thereupon, upon the presentation and surrender of the Bond or Bonds in temporary form to the Trustee at the Corporate Trust Office, the Trustee shall authenti cate and deliver, in exchange therefor, a Bond or Bonds of the same maturity and Series, in definitive form in the authorized denominations, and for the same aggregate principal amount, as the Bond or Bonds in temporary form surrendered. Such exchange shall be made at the Issuer's own expense and without making any charge therefor to any Bondholder.

      SECTION 2.09. EXECUTION. All the Bonds shall, from time to time, be executed on behalf of the Issuer by, or bear the manual or facsimile signature of, the Executive Director or President and its corporate seal (which may be in facsimile) shall be thereunto affixed (or imprinted or engraved if facsimile) and attested by the manual or facsimile signature of the Secretary.

     If any of the officers who shall have signed or sealed any of the Bonds or whose facsimile signature shall be upon the Bonds shall cease to be such officer of the Issuer before the Bonds so signed and sealed shall have been actually authenticated by the Trustee or delivered by the Issuer, such Bonds nevertheless may be authenticated, issued and delivered with the same force and effect as though the person or persons who signed or sealed such Bonds or whose facsimile signature shall be upon the Bonds had not ceased to be such officer or officers of the Issuer; and also any such Bond may be signed and sealed on behalf of the Issuer by those persons who, at the actual date of the execution of such Bonds, shall be the proper officers of the Issuer, although at the date of such Bond any such person shall not have been such officer of the Issuer.

      SECTION 2.10.  NEGOTIABILITY, TRANSFER AND REGISTRY.

     (a) The Bonds may be transferred and title thereto shall pass, only in the manner provided and as set forth in paragraph (c) below. The Issuer hereby designates the Trustee as initial Bond Registrar to keep the books for the registration and for the transfer of Bonds as provided in this Indenture. All Bonds presented for transfer, exchange, redemption or payment, shall be accompanied by a written instrument or instruments of transfer or authorization for exchange, in form and with guaranty of signature satisfactory to the Trustee, duly executed by the Registered Owner or by his attorney duly authorized in writing. No charge shall be made to the Registered Owner for the transfer and registration of the Bonds except for a sum sufficient to pay any tax, fee or governmental charge that may be imposed with respect thereto.

     (b) The Issuer, the Trustee, the Bond Registrar and any Paying Agent may deem and treat the Registered Owner of any registered Bond as the absolute owner of such Bond for the purpose of receiving any payment on such Bond and for all other purposes of this Indenture and the Loan Agreement, whether such Bond shall be overdue or not, and neither the Issuer, nor the Trustee, nor the Bond Registrar nor any Paying Agent shall be affected by any notice to the contrary. Payment of, or on account of, the principal of and interest and Make-Whole Premium, if applicable, on any registered Bond shall be made to such Registered Owner or upon his written order. All such payments shall be valid and effectual to satisfy and discharge the liability upon such Bond to the extent of the sum or sums so paid.

     (c) The Bonds shall be registered in the name of the initial owner as to principal and interest on the books kept by the Bond Registrar. Any transfers involving subsequent registration shall be made on the books kept by the Bond Registrar. No transfer shall be valid unless (1) made by written assignment,
(2) noted on books of the Bond Registrar and (3) unless a new registered bond shall be issued, noted in the books kept by the Bond Registrar as of the date of registration and the name of the Registered Owner thereof.

      SECTION 2.11. REGULATIONS WITH RESPECT TO EXCHANGES AND TRANSFERS. In all cases in which the privilege of exchanging Bonds or registering the transfer of Bonds is exercised, the Issuer shall execute and the Trustee, upon written request of the Issuer, shall authenticate and deliver Bonds in accordance with the provisions of this Indenture. All Bonds surrendered in any such exchanges or upon any such registration of transfer shall forthwith be delivered to the Trustee and canceled by it. There shall be no charge for any such exchange or registration of transfer of Bonds to the Registered Owner, but the Issuer may require the payment of a sum sufficient to pay any tax or other governmental charge required to be paid with respect to any such exchange or registration of transfer. Neither the Issuer nor the Trustee shall be required to register the transfer or exchange of any Bond (a) after the Record Date but before a Payment Date or (b) called for redemption in whole or in part.

      SECTION 2.12. AUTHENTICATION. No Bond shall be secured by this Indenture or be entitled to the benefit hereof or shall be valid or obligatory for any purpose unless there shall be endorsed on such Bond the Trustee's certificate of authentication, substantially in the form prescribed in this Indenture, executed by the manual signature of a duly authorized officer of the Trustee; and such certificate on any Bond issued by the Issuer shall be conclusive evidence and the only competent evidence that such Bond has been duly authenticated and delivered under this Indenture.

          SECTION 2.13. DESTRUCTION OF BONDS. Upon the surrender to the Trustee of any temporary or mutilated Bond, or any Bond acquired, redeemed, or paid at maturity, the same shall forthwith be canceled and, not less than six
(6) months thereafter, cremated or otherwise destroyed by the Trustee. If such Bond is so cremated or destroyed, the Trustee shall deliver its certificate of such cremation or other destruction to the Issuer.

                                  ARTICLE III

                     AUTHENTICATION AND DELIVERY OF BONDS

      SECTION 3.01. BONDS EQUALLY AND RATABLY SECURED. The aggregate principal amount of Bonds which may be executed by the Issuer and authenticated by the Trustee and delivered and secured by this Indenture is not limited except as is or may hereafter be provided in this Indenture or as may be limited by the Act and applicable law. All Bonds issued and to be issued hereunder are, and are to be, to the extent provided in this Indenture, equally and ratably secured by this Indenture without preference, priority or distinction on account of the actual time or times of the authentication or delivery or maturity of the Bonds, so that, subject as aforesaid, all Bonds at any time outstanding hereunder shall have the same right, lien and preference under and by virtue of this Indenture and shall all be equally and ratably secured hereby with like effect as if they had all been executed, authenticated and delivered simultaneously on the date hereof, whether the same or any of them shall actually be disposed of at such date, or whether they, or any of them, shall be disposed of at some future date, or whether they, or any of them, shall have been authorized to be executed, authenticated and delivered under Section 3.02 of this Indenture or may be authorized to be executed, authenticated and delivered hereafter pursuant to the provisions of this Indenture.

      SECTION 3.02. PROVISIONS FOR ISSUANCE OF 1998 SERIES BONDS. The 1998 Series Bonds in the aggregate principal amount of $30,000,000, being the first Series of Bonds issued under this Indenture, shall forthwith be executed by the Issuer and delivered to the Trustee for authentication, together with a statement as to the amount and disposition of the proceeds of the sale of such principal amount of said 1998 Series Bonds, and thereupon the 1998 Series Bonds shall be authenticated by the Trustee and shall be delivered to or upon the written order of the President or Executive Director, but only upon the receipt by the Trustee of the aforesaid proceeds of sale which proceeds shall be deposited in the Construction Fund, except that the amount of accrued interest thereon, if any, shall be deposited in the Bond Fund. Prior to authentication and delivery of the 1998 Series Bonds by the Trustee, the Trustee shall also have received the following:

     (a) a copy of the resolution or resolutions adopted by the Issuer authorizing the execution and delivery of the Loan Agreement and this Indenture and the sale, issuance and delivery of the 1998 Series Bonds, duly certified by the Secretary, under its corporate seal, to have been duly adopted by the Issuer and to be in full force and effect on the date of such certification;

     (b) an original executed counterpart of the Loan Agreement, this Indenture and the Note;

     (c) an original executed direction to the Trustee on behalf of the Issuer and signed by the Executive Director and by the Secretary to authenticate and deliver the 1998 Series Bonds to the purchaser therein identified upon payment to the Trustee, but for the account of the Issuer, of a sum specified in such direction plus accrued interest on such 1998 Series Bonds to the date of delivery, if any (such proceeds shall be paid over to the Trustee and deposited in the manner provided herein);

     (d) an original executed opinion of independent counsel to the Bank satisfactory to the original purchasers of the 1998 Series Bonds to the effect that the Letter of Credit has been duly authorized, executed and delivered and is valid, binding and enforceable upon the Bank as regards the 1998 Series Bonds;

     (e) an original executed counterpart of an opinion of counsel for the Company, addressed to the Issuer, the Trustee, the Bank and Bond Counsel, subject to standard assumptions and qualifications of counsel for the Company, with respect to the due organization and existence in good standing of the Company; its qualification to do business and its good standing under the laws of the State of Mississippi; its power to execute, deliver and perform its obligations under the Loan Agreement, the Note, this Indenture and any other instruments and documents executed and delivered by the Company in connection herewith; the due authorization thereof by all requisite authorizing action on the part of the Company; the due execution and delivery thereof on the part of the Company; the execution and delivery of the Loan Agreement and the Note; and the performance of the obligations of the Company thereunder have not resulted and will not result in a violation of the articles of incorporation of the Company or its by-laws, and the legality, validity and binding effect thereof as obligations of the Company enforceable in accordance with their terms (except to the extent that the validity and enforceability thereof may be limited by bankruptcy, reorganization or similar laws limiting the enforceability of creditors rights generally and except that no opinion need be expressed as to the availability of any discretionary equitable remedies);

     (f) the original executed Letter of Credit and an original executed counterpart of the Credit Agreement; and

     (g) an original executed counterpart of an approving opinion of Bond Counsel with respect to the validity of the 1998 Series Bonds.

      SECTION 3.03.  PROVISIONS FOR ISSUANCE OF ADDITIONAL BONDS.

     (a) Subsequent to the authentication, issuance and delivery of the 1998 Series Bonds, and in accordance with Section 2.06 hereof, one or more Series of Additional Bonds may be authenticated by the Trustee and delivered upon original issuance for the purpose of providing funds to (1) complete payment of the Cost of the Project, (2) pay the Cost of (A) enlargements, improvements or extensions to the Building as described in Exhibit A to the Loan Agreement and/or (B) additions to or replacement of the items of Equipment as the Company may deem desirable, or (3) pay the Cost of additional facilities relating to the Project.

     (b) The Issuer may execute and deliver to the Trustee, and the Trustee shall thereupon authenticate and deliver, such Additional Bonds to the purchaser or purchasers thereof, provided that, prior to such authentication and delivery, there shall have been delivered to the Trustee and the Bank:

          (1) a copy of the resolution or resolutions adopted by the Issuer authorizing such Additional Bonds and the execution and delivery by the Issuer of a Supplemental Indenture providing for the terms and conditions upon which such Bonds are to be issued, duly certified by the Secretary under its corporate seal, to have been duly adopted by the Issuer and to be in full force and effect on the date of such certification, together with an executed counterpart of said Supplemental Indenture;

          (2) a copy, certified by the Secretary as described in paragraph
(b)(1) hereinabove, of the resolution or resolutions adopted by the Issuer authorizing the execution and delivery by the Issuer of any agreement which is necessary to amend the Loan Agreement and to provide for an additional promissory note of the Company to (A) increase or adjust the payments to be made under the Loan Agreement to an amount sufficient to pay, as and when the same mature or become due, the principal of and interest and Make-Whole Premium, if applicable, on all outstanding Bonds, including such Additional Bonds (except to such extent as the same may be payable out of moneys then in the Bond Fund or otherwise on deposit with the Trustee in accordance with this Indenture), (B) include as part of the Project all machinery, equipment, facilities, land and rights in land to be financed by the issuance and sale of such Additional Bonds and (C) make such other revisions to the Loan Agreement as are necessitated by the issuance of such Additional Bonds; provided, however, that such other revisions shall not prejudice the rights of the holders of outstanding Bonds as granted them under the terms of this Indenture, together with a duly executed counterpart of such amendatory agreement;

          (3) an original executed statement by the Company (A) approving the issuance and delivery of such Additional Bonds and (B) certifying that the Company is not then in default under the Note, the Loan Agreement or the Credit Agreement;

          (4) copies, duly certified by the Secretary, of any approvals required under the Act for the issuance of such Additional Bonds;

          (5) an original executed opinion of Bond Counsel, addressed to the Trustee and the Issuer, to the effect that all of the conditions precedent to the issuance of such Additional Bonds set forth in this Indenture, the Supplemental Indenture and the Act have been satisfied;

          (6) an original executed direction to the Trustee on behalf of the Issuer and signed by the Executive Director and the Secretary to authenticate and deliver such Additional Bonds to the purchaser therein identified upon payment to the Trustee, but for the account of the Issuer, a sum specified in such direction plus accrued interest on such Additional Bonds to the date of delivery, if any;

          (7) the Credit Facility in effect at the time of the issuance and delivery of such Additional Bonds shall be increased to cover the principal of, Make-Whole Premium, if applicable, and interest on such Additional Bonds;

          (8) the original executed consents to the issuance of such Additional Bonds required by Section 2.06 hereof; and

          (9) (i) confirmation from the Rating Agency then rating the 1998 Series Bonds, if any, that the Additional Bonds will carry the same rating as the 1998 Series Bonds and that the issuance of such Additional Bonds will not result in a reduction or withdrawal of the rating on the 1998 Series Bonds, or
(ii) if the Additional Bonds are not to be rated, that they carry a legend indicating that they are not rated and confirmation from the Rating Agency then rating the 1998 Series Bonds, if any, that the issuance of such Additional Bonds will not result in a reduction or withdrawal of the rating on the 1998 Series Bonds.

     The proceeds of such Additional Bonds shall be deposited with and held and disbursed by the Trustee as provided in the Supplemental Indenture provided for such Additional Bonds.

      SECTION 3.04. PROVISIONS FOR ISSUANCE OF REFUNDING BONDS. The Issuer, if and to the extent authorized by law, in addition to the Bonds authorized to be executed, authenticated and delivered pursuant to the other provisions of this
Article III, may execute and deliver to the Trustee, and the Trustee shall thereupon authenticate and deliver to or upon the written order of the President or the Executive Director, Additional Bonds for the purpose of refunding all or any part of the Bonds of any one or more Series issued under the provisions of this Indenture and then outstanding, but only upon the receipt by the Trustee and the Bank, in addition to the items required under Section 3.03 of this Indenture, of:

     (a) a copy of a resolution or resolutions adopted by the Issuer describing the Series of Bonds to be refunded and authorizing all necessary action in connection with the refunding thereof pursuant to the provisions of this Indenture, certified by the Secretary under its corporate seal to have been duly adopted by the Issuer and to be in full force and effect on the date of such certification;

     (b) evidence in the form of an affidavit of publication satisfactory to the Trustee that notice of redemption of the Bonds to be redeemed has been published or given as provided in this Indenture, or that provisions satisfactory to the Trustee have been made for the publication or giving of such notice; and

     (c) either (1) moneys in an amount sufficient to effect payment at the applicable Redemption Price of those Bonds, if any, to be redeemed or of the principal amount of those Bonds, if any, to be paid at maturity, together with accrued interest on such Bonds to the redemption or maturity date, which moneys shall be held by the Trustee or the Paying Agent in a separate account irrevocably in trust for and assigned to the respective holders of the Bonds to be refunded, or (2) Government Obligations in such principal amounts, of such maturities, bearing such interest, and otherwise having such terms and qualifications, as shall be necessary to comply with the provisions of Section
15.02 of this Indenture, and any moneys required pursuant to said Section, which securities and moneys shall be held in trust and used only as provided in said Section.

          SECTION 3.05. LIMITED OBLIGATIONS. The 1998 Series Bonds together with the interest thereon, are limited obligations of the Issuer payable solely by the Issuer from the Revenues and other funds and collateral pledged hereunder and under the Loan Agreement. Neither the Issuer, the

State, or any other political subdivision thereof, shall be obligated to pay the Bonds, premium, if any, or the interest thereon or other costs incident thereto except from the Revenues pledged by the Issuer or other monies held hereunder for such purpose, and neither the faith and credit nor the taxing power of the State or any political subdivision thereof is pledged to the payment of the principal of, Make-Whole Premium, if applicable, or the interest on the Bonds.

                                  ARTICLE IV

                    CONSTRUCTION AND ACQUISITION OF PROJECT

      SECTION 4.01. COVENANT TO PROCEED WITH REASONABLE DISPATCH; REVISION OF PLANS AND SPECIFICATIONS. Subject to the provisions of the Loan Agreement, the Issuer covenants that it will cause the Company to complete the Project with reasonable dispatch according to the Plans and Specifications.

     The Company may revise the Plans and Specifications at any time and from time to time prior to the completion of the Project. No material revision in the Plans and Specifications shall be made in the course of construction of the Project unless and until such revision shall have been certified by an Authorized Company Representative and filed with the Trustee.

      SECTION 4.02. COVENANT TO COMPLY WITH LAWS. The Issuer covenants that in the construction, installation and equipping of the Project it will comply and will cause the Company to comply with all applicable requirements of the laws of the State and with all applicable lawful requirements of any agency, board or commission created under the laws of the State or of any other duly constituted public authority with respect to the Project.

                                   ARTICLE V

                               CONSTRUCTION FUND

      SECTION 5.01. ESTABLISHMENT OF CONSTRUCTION FUND. There is hereby created and established with the Trustee a Construction Fund. The Issuer shall pay or cause to be paid to the Trustee the proceeds from the sale by the Issuer of each Series of Bonds, and the Trustee shall deposit the same in the Construction Fund, except that an amount thereof equal to any interest accrued on such Series of Bonds to the date of their delivery to the initial purchasers thereof shall be deposited by the Trustee in the Bond Fund hereinafter created and established.

      SECTION 5.02. HELD IN TRUST. The moneys in the Construction Fund, until applied in payment of any item of the Cost of the Project, shall be held in trust by the Trustee and, pending such application, shall be subject to a lien and charge in favor of the holders of the Bonds and for the further security of such holders until paid out as herein provided.

      SECTION 5.03.  USE OF MONEYS.

     The Trustee shall make payments from the Construction Fund to pay the Cost of the Project upon receipt by the Trustee of (a) original executed requisitions (upon which both the Trustee and the Issuer may conclusively rely and shall be protected in relying) signed by an Authorized Company Representative, stating with respect to each payment to be made: (1) the requisition number, (2) the name and address of the person to whom payment is due or, in the event such payment is to reimburse the Issuer or the Company, the name and the address of the person to whom payment previously has been made (or, in the case of payments to the Bond Fund, instructions to make such payments to the Bond Fund), (3) the amount to be paid, (4) that there has been no Event of Default by the Company (as defined in the Loan Agreement) under the Loan Agreement and (5) that each obligation, item of cost or expense mentioned therein has been properly incurred, is a proper charge against the Construction Fund and has not been the basis of any previous withdrawal; (b) if required by the Credit Agreement, executed copies of certifications of work completed by a licensed architect, if the work is of the type which a licensed architect would be able to certify as complete, which certifications shall be prepared on AIA draw forms or comparable documents; and (c) if required by the Credit Agreement, an endorsement to the title insurance policy related to the Project indicating no encumbrances to title other than Permitted Encumbrances and reflecting the payments made.

      SECTION 5.04. RETENTION OF REQUISITIONS. Until the satisfaction and discharge of this Indenture pursuant to Section 15.01 of this Indenture, the Trustee shall retain in its possession all requisitions or copies thereof received by it as in this Indenture required, subject to the inspection of the Issuer, its agents and representatives, the Company, the Bank and the Bondholders and their representatives at all reasonable times at the Corporate Trust Office.

      SECTION 5.05. COMPLETION OF PROJECT. Upon the Completion Date (as defined in the Loan Agreement) or completion of any enlargements, improvements or extensions thereof or completion of any additional facilities for which Bonds shall be issued, the Trustee and the Issuer shall be furnished with the certificate of an Authorized Company Representative described in Section 3.05 of the Loan Agreement. Thereupon, any balance in the Construction Fund not reserved for the payment of the Cost of the Project shall (a) subject to the order of payment as set forth in Section 6.02 hereof, be deposited in the Bond Fund and used, at the earliest date permissible under the terms of this Indenture without the payment of any premium or penalty, to pay principal on such Series of Bonds through redemption or retirement or, at the option of the Company, be used to pay principal on the Bonds of such Series purchased by the Company at such earlier date or dates as the Company may elect; and (b) be invested in accordance with Article VII hereof. Such deposits and investments shall be made by the Trustee pursuant to written instructions of an Authorized Company Representative.

          SECTION 5.06. COMPLETION OF PROJECT - DEFAULT. If, prior to the Completion Date, an Event of Default shall occur under this Indenture resulting in the mandatory redemption, in whole, of the 1998 Series Bonds under Section 2.03(f) of this Indenture, any balance in the Construction Fund not reserved for the payment of the Cost of the Project shall be transferred to the Bond Fund for use in said redemption of the 1998 Series Bonds.

                                  ARTICLE VI

                                   BOND FUND

      SECTION 6.01. ESTABLISHMENT OF BOND FUND. There is hereby created and established a Bond Fund and a Current Account and a Letter of Credit Account therein which shall be held by the Trustee. There shall be deposited into the Bond Fund from the proceeds of the 1998 Series Bonds, immediately upon the receipt thereof, the amount of accrued interest on the 1998 Series Bonds, if any. In addition, there shall be deposited into the Bond Fund as and when received: (a) all loan payments specified in Section 4.02 of the Loan Agreement and all payments made on the Note; (b) after completion of the Project, such amounts in the Construction Fund as are required to be deposited in the Bond Fund by Section 5.05 of this Indenture; (c) any amounts to be deposited in the Bond Fund pursuant to the provisions of a Supplemental Indenture; (d) all money received for deposit in the Bond Fund resulting from draws on the Credit Facility pursuant to Article XI hereof; (e) all moneys received to make Sinking Fund Payments pursuant to Section 2.04 of this Indenture; (f) all moneys received to effect any redemption of the 1998 Series Bonds pursuant to Section
2.03 of this Indenture; and (g) all other moneys received by the Trustee that are required under or pursuant to any of the provisions of the Loan Agreement, the Note or the Indenture to be paid into the Bond Fund. The Issuer hereby covenants and agrees that so long as any of the Bonds issued hereunder are outstanding, it will deposit or cause to be deposited in the Bond Fund sums, but only from the Revenues or other moneys or securities available therefor, sufficient to meet and pay promptly the principal, Make-Whole Premium, if applicable, and interest on the Bonds as the same become due and payable; provided, however, that it is hereby acknowledged that a payment pursuant to the Credit Facility shall constitute a credit against the obligations of the Company to make a payment pursuant to the provisions of subsections (a) and (e) hereof and under the Loan Agreement; however, nothing herein shall mitigate the obligations of the Company to make such payments under the Loan Agreement.

      SECTION 6.02. FLOW OF FUNDS. To the extent moneys are available in the Bond Fund, the Trustee shall, without indemnity, in the order provided below, withdraw from the Bond Fund and apply such moneys on or before each date on which principal, Make-Whole Premium, if applicable, and interest is due for any Series of Bonds, an amount which will be sufficient to pay the principal, Make-Whole Premium, if applicable, and interest on such Series of Bonds which will become due on each such date to the holders of the Bonds.

     Except for moneys drawn by Trustee under the Credit Facility, each deposit into the Bond Fund shall be placed in the Current Account within the Bond Fund. Moneys from drawings under the Credit Facility shall be placed in the Letter of Credit Account within the Bond Fund.

     Moneys in the Bond Fund shall be held in trust exclusively for the Bondholders and shall be used solely for the payment of the interest on the Bonds and for the payment of principal of and the Make-Whole Premium, if applicable, on the Bonds upon maturity, whether stated or accelerated, or upon mandatory or optional redemption.

     Neither the Company, the Bank nor any other party, other than the Bondholders and the Trustee acting solely for the benefit of the Bondholders pursuant to the terms of this Indenture or at their direction, shall have any interest in or rights to the Bond Fund, including the Letter of Credit Account and the Current Account therein.

     The Issuer hereby authorizes and directs the Trustee, and the Trustee hereby agrees, to withdraw and make available at the principal office of the Paying Agent sufficient funds from the Bond Fund to pay the principal of, Make-Whole Premium, if applicable, and interest on the Bonds upon maturity, whether stated or accelerated, or upon mandatory or optional redemption, only, in the following order of payment:

     FIRST: Amounts held by the Trustee in the Letter of Credit Account of the Bond Fund.

     SECOND: Amounts held by the Trustee in the Current Account of the Bond Fund to the extent that moneys under item FIRST are not sufficient to make payment of principal, Make-Whole Premium, if applicable, and interest on the Bonds.

     Any amounts remaining in the Bond Fund after payment in full of the Bonds and all other amounts required to be paid under this Indenture or the Loan Agreement, shall be paid to the Bank, to the extent of any amounts owing under the Credit Agreement, or, if there are no such amounts owed, to the Company upon the expiration or sooner cancellation or termination of the term of the Loan Agreement as provided in the Loan Agreement.

     All moneys held in the Bond Fund, including the Letter of Credit Account and the Current Account therein, shall be held absolutely and unconditionally for the payment of the interest on the Bonds and for the payment of the principal of and the Make-Whole Premium, if applicable, on the Bonds upon maturity, whether stated or accelerated, or upon mandatory or optional redemption, and are not subject to any right of set-off, counterclaim or recoupment of any kind of the Company or any other party.

                                  ARTICLE VII

                     SECURITY FOR AND INVESTMENT OF MONEYS

      SECTION 7.01. SECURITY. All moneys from time to time received by the Trustee and held in any fund created under this Indenture shall be held in trust by the Trustee for the benefit of the holders from time to time of the Bonds entitled to be paid therefrom, subject to the provisions of Section 12.04 of this Indenture and any other provisions of this Indenture (including provisions relating to the payment to the Bank of any amounts due the Bank from the Company under the Credit Agreement).

      SECTION 7.02. INVESTMENT OF FUNDS. So long as the Bonds are outstanding and there is no default under the Loan Agreement, moneys on deposit to the credit of the Construction Fund or the Bond Fund shall, in accordance with
Section 3.08 of the Loan Agreement, be invested by the Trustee, to the extent permitted by law, in any Investment Securities; provided, however, moneys in the Bond Fund shall only be invested in Government Obligations. The Trustee shall have no obligation to invest any moneys on deposit pursuant to this Indenture in the absence of the direction of an Authorized Company Representative except for moneys on deposit in the Bond Fund which shall at all times be invested in Government Obligations for which the Company shall have no authority to direct the investment thereof. Such investments shall have maturity dates, or shall be subject to redemption by the holder, at the option of the holder, on or prior to the dates the moneys invested therein will be needed for the purposes of such funds. The Trustee may make such invest ments utilizing the services of any qualified, duly licensed securities agent or broker of its choice including the investment or bond department of the Trustee.

     The securities purchased with the moneys in each such fund shall be deemed a part of such fund. The interest, including realized interest on securities purchased at a discount, received on all such securities (after deduction for accrued interest, commissions, if any, and premium paid from such fund at time of purchase) shall be deposited by the Trustee in the fund from which such investment was made. The Trustee shall not be liable or responsible for any loss resulting from any such investment or resulting from the redemption, sale or maturity of any such investment as authori zed pursuant to this Section
7.02. If at any time it shall become necessary that some or all of the securities purchased with the moneys in any such fund be redeemed or sold in order to raise moneys necessary to comply with the provisions of this Indenture, the Trustee shall effect such redemption or sale, employing, in the case of a sale, any commercially reasonable method of effecting the same.

      SECTION 7.03. TRANSFER OF BALANCE. Any balance in any of the Funds created under this Indenture or otherwise held by the Trustee after all the Bonds, premium, if any, together with the interest thereon, have been paid in full or provision for such payment has been made in accordance with Section
15.02 of this Indenture and all amounts due to the Trustee, Paying Agent and the Issuer have been paid, shall be paid over to the Company, provided, however, that any such balance shall be paid to the Bank to the extent of any amount owing from the Company to the Bank under the Credit Agreement.

                                 ARTICLE VIII

                              REDEMPTION OF BONDS

      SECTION 8.01. METHOD OF REDEMPTION. Any redemption of all or any part of the Bonds which are subject to redemption or such purchase shall be made in the manner provided in this Article VIII.

      SECTION 8.02. NOTICE OF REDEMPTION. In the case of any redemption, the Trustee shall give notice in its own name or in the name of the Issuer, as hereinafter provided in this Section 8.02, that Bonds of a particular Series and maturity date identified by serial and/or CUSIP numbers have been called for redemption and, in the case of Bonds to be redeemed in part only, the portion of the principal amount thereof that has been called for redemption (or if all the outstanding Bonds are to be redeemed, so stating, in which event such serial numbers may be omitted), that they will be due and payable on the date fixed for redemption (specifying such date) upon surrender thereof at the Corporate Trust Office, at the applicable Redemption Price (specifying such price), that all interest on the Bonds, or portions thereof, so to be redeemed will cease to accrue on and after such date and that the Registered Owners thereof are required to surrender such Bonds on or before the date fixed for redemption.

     Such notice shall be given, on such date so as to insure the redemption of the Bonds on the earliest possible date by overnight carrier delivery and by first class mail, in a sealed envelope, postage prepaid, at least thirty (30) days before the date fixed for redemption, to the Registered Owners of such Bonds, or portions thereof, so called for redemption, at their respective addresses as the same shall last appear on the Bond Register, and the Bank; provided, however, that in the event of a redemption pursuant to Section 2.03(d), (e) and (f) hereof, notice of redemption shall be mailed at least five
(5) days before the date fixed for redemption.

     In case, by reason of the suspension of or irregularities in regular mail service, it shall be impractical to mail to the Registered Owners of registered Bonds notice of any event when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

     To the extent applicable, such notice may be conditioned upon the deposit of sufficient moneys to effect such redemption at or prior to the date fixed for redemption and if such moneys are not deposited, said Bonds shall continue to be outstanding under this Indenture and not subject to redemption pursuant to said notice.

      SECTION 8.03. PAYMENT OF REDEEMED BONDS. If notice of redemption has been given as provided in Section 8.02 of this Indenture, the Bonds or portions thereof called for redemption shall be due and payable on the date fixed for redemption at the Redemption Price. Payment of the Redemption Price shall be made by the Trustee upon surrender of such Bonds. The Redemption Price shall be paid out of the Bond Fund. The expense of giving notice and any other expenses of redemption shall be paid by the Company. If there shall be called for redemption less than the principal amount of a registered Bond, the Issuer shall execute and deliver and the Trustee shall authenticate, upon surrender of such Bond, and without charge to the Registered Owner thereof, at the option of the Registered Owner, registered Bonds of like Series and maturity date for the unredeemed portion of the principal amount of the registered Bond so surrendered.

          From and after the date fixed for redemption designated in such notice (deposit of the Redemption Price having been made with the Trustee with such moneys to be held in trust and uninvested in a separate subaccount of the Bond Fund and notice having been given or waived), notwithstanding that any Bonds so called for redemption in whole or in part shall not have been surrendered for cancellation, no further interest shall accrue upon the principal of any of the Bonds or portions thereof so called for redemption; and such Bonds or portions thereof so to be redeemed shall cease to be entitled to any lien, benefit or security under this Indenture, and the holders thereof shall have no rights in respect of such Bonds or portions thereof except to receive payment of the Redemption Price thereof.

                                  ARTICLE IX

                      PARTICULAR COVENANTS OF THE ISSUER

      SECTION 9.01. PAYMENT OF BONDS. The Issuer will promptly pay from the Revenues and other funds and collateral pledged hereunder the principal of, Make-Whole Premium, if applicable, and the interest on every Bond issued under and secured by this Indenture at the places, on the dates and in the manner specified in this Indenture and in said Bonds according to the true intent and meaning thereof.

      SECTION 9.02. MAINTAIN ITS EXISTENCE. The Issuer will at all times maintain its existence and will use its best efforts to maintain, preserve and renew all its rights, powers, privileges and franchises; and it will cause the Company to covenant to comply with all valid acts, rules, regulations, orders and directions of any legislative, executive, administrative or judicial body applicable to the Project or the Project Site.

      SECTION 9.03. PAYMENTS UNDER LOAN AGREEMENT; NO AMENDMENT TO LOAN AGREEMENT WITHOUT CONSENT. So long as any of the Bonds are outstanding, the Issuer will require the Company to pay, or cause to be paid, all the payments and other costs and charges payable by the Company under the Loan Agreement.
The Loan Agreement may not be amended, changed, modified, altered or terminated without the prior written consent of the Trustee and the Issuer and (a) the holders of at least sixty-six and two-thirds percent (66-2/3%) in aggregate principal amount of the Bonds then outstanding, or (b) in case less than all of the several Series of Bonds, if any, then outstanding are affected by the modifications or amendments, the holders of not less than sixty-six and two-thirds percent (66-2/3%) in aggregate principal amount of the Bonds of each Series so affected then outstanding; provided, however, that if such modification or amendment will, by its terms, not take effect so long as any Bonds of any specified Series remain outstanding, the consent of the holders of such Bonds shall not be required and such Bonds shall not be deemed to be outstanding for the purpose of any calculation of outstanding Bonds under this
Section 9.03; provided, further, that no such amendment, change, modification, alteration or termination will reduce the percentage of the aggregate principal amount of outstanding Bonds the consent of the holders of which is a requirement for any such amendment, change, modification, alteration or termination. No amendment, change, modification, alteration or termination of the Loan Agreement shall be made other than pursuant to a written instrument signed by the Issuer and the Company. The Loan Agreement may be amended, changed, modified, altered or terminated without the consent of the holders of outstanding Bonds (a) to provide necessary changes in connection with the issuance of Additional Bonds and (b) to cure any ambiguity or to cure, correct or supplement any inconsistent provisions of the Loan Agreement.

     The Issuer will require the Company to make the payments due under the Loan Agreement and to observe faithfully all of its covenants and agreements under the Loan Agreement; and, in case the Company shall fail to make such payments or observe said covenants and agreements, the Issuer will institute and prosecute all such legal proceedings as may be appropriate for the protection of the holders of the Bonds. The Loan Agreement specifically provides that the rights of the Company under the Loan Agreement are subject to the lien and rights, remedies and powers of the Trustee under this Indenture.

      SECTION 9.04. FURTHER DOCUMENTS. The Issuer covenants that it will from time to time execute and deliver such further instruments and take such further action as may be reasonable and as may be required to carry out the purpose of this Indenture; provided, however, that no such instruments or actions shall pledge the faith and credit or taxing power of the State, or any political subdivision or public corporation of the State.

      SECTION 9.05. PAYMENT OF TAXES AND ASSESSMENTS; COMPLIANCE WITH REGULATIONS; NO CREATION OF LIENS OR CHARGES. The Issuer will: (a) pay or make provision for payment of, or cause the Company to pay or make provision for payment of, all lawful taxes and assessments, including income, profits, property or excise taxes, if any, or other municipal or governmental charges lawfully levied or assessed by the federal, state or municipal government upon the Issuer with respect to or upon the Project or the Project Site or any part thereof or upon any payments in respect thereof under the Loan Agreement when the same shall become due and (b) not create or suffer to be created any lien or charge upon the payments in respect to the Loan Agreement or the Note; provided, however, that nothing in this Section 9.05 contained shall require the Issuer or the Company to pay any tax or assessment, observe or comply with any requirement or pay or cause to be discharged or make provision for any such lien or charge so long as the validity thereof shall be contested in good faith by appropriate legal proceedings duly prosecuted or there shall have been provided a bond satisfactory to the Trustee to discharge such lien or charge.

      SECTION 9.06. EXTENSION OF PAYMENT OF BONDS. In order to prevent any accumulation of claims for interest after maturity, the Issuer will not directly or indirectly extend or assent to the extension of time of payment of any claims for interest on any of the Bonds and will not directly or indirectly be a party to or approve any such arrangement by purchasing or funding such claims for interest or in any other manner. In case any such claim for interest shall be extended or funded in violation of this Section 9.06, such claim for interest shall not be entitled, in case of any default under this Indenture, to the benefit or security of this Indenture except subject to the prior payment in full of the principal of and Make-Whole Premium, if applicable, on all Bonds issued and outstanding under this Indenture, and of all claims for interest which shall not have been so extended or funded.

                                   ARTICLE X

                             DEFAULTS AND REMEDIES

      SECTION 10.01. EVENTS OF DEFAULT. In case one or more of the following events, in this Indenture referred to as the "Events of Default", shall happen and be continuing, that is to say, if

     (a) payment of the principal of, Make-Whole Premium, if applicable, or interest on the Bonds shall not be made when the same shall become due and payable; or

     (b) the Interest Component of the Letter of Credit or any Alternate Letter of Credit is not reinstated by the eleventh day following the payment of an interest draw thereunder; or

     (c) an "event of default" occurs and is continuing under the Loan Agreement or the Note; or

     (d) the Issuer shall fail to observe or perform in any material way any covenant, condition, agreement or provision contained in the Bonds or in this Indenture on the part of the Issuer to be performed other than those set forth in (a), (b), (c) and (e) of this Section 10.01, and such failure shall continue for thirty (30) days after written notice specifying such failure and requiring the same to be remedied shall have been given to the Issuer, the Bank and the Company by the Trustee, which notice may be given by the Trustee in its discretion and shall be given by the Trustee at the written request of the holders of not less than sixty-six and two-thirds percent (66-2/3%) in aggregate principal amount of all Bonds then outstanding; or

     (e)  an Act of Bankruptcy shall occur;

then, in each such case, unless the principal of all the Bonds shall have become due and payable otherwise than by acceleration, or by acceleration as described in the next succeeding paragraph, the Trustee may, and upon written request of the holders of at least sixty-six and two-thirds percent (66-2/3%) in aggregate principal amount of all Bonds then outstanding, the Trustee shall, by written notice given to the Issuer, the Bank and the Company by the Trustee, declare the principal of and the Make-Whole Premium, if applicable, on all Bonds then outstanding, together with interest accrued thereon, to be due and payable immediately, and upon such declaration the said principal, and the Make-Whole Premium, if applicable, thereon, together with interest accrued thereon, shall become due and payable immediately at the place of payment provided in the said notice, anything in this Indenture or in said Bonds to the contrary notwithstanding.

     With respect to any Events of Default specified in paragraphs (a) and (b) of this Section 10.01, without any notice to the Issuer, the Bank or the Company or any other act by the Trustee or the Bondholders, the Trustee shall declare the principal of and the Make-Whole Premium, if applicable, on all Bonds then outstanding, together with interest accrued thereon, to be immediately due and payable and the Trustee shall immediately draw on the Credit Facility pursuant to Section 11.02 hereof. The Trustee shall immediately, upon such declaration, provide notice thereof by first class mail, in a sealed envelope, postage prepaid, to the Registered Owners of the Bonds. Pursuant to such acceleration, interest on the Bonds shall accrue to the date of payment thereof but for no more than ten (10) calendar days thereafter. Upon any declaration or acceleration hereunder, the Trustee shall immediately exercise such rights as it may have under the Loan Agreement to declare all payments thereunder to be immediately due and payable.

     Immediately following any such declaration of acceleration, the Trustee shall mail notice of such acceleration by first class mail to each holder of the Bonds at his last address appearing on the Bond Register. Any defect in or failure to give such notice of such declaration shall not affect the validity of such declaration.

     There shall not be so waived any Event of Default described in paragraphs
(a), (b) and (e) of this Section or any declaration of acceleration in connection therewith rescinded or annulled except with the written consent of the holders of all Bonds then outstanding. In the case of the waiver or rescission and annulment, or in case any suit, action or proceedings taken by the Trustee on account of any Event of Default shall have been discontinued, abandoned or determined adversely to it, the Issuer, the Trustee, the Bank and the holders shall be restored to their former positions and rights hereunder, respectively. No waiver or rescission shall extend to any subsequent or other Event of Default or impair any right consequent thereon.

      SECTION 10.02. RIGHT TO DECLARE BONDS DUE AND PAYABLE. In any case in which under the provisions of Section 10.01 of this Indenture the Trustee has the right to declare the principal of all Bonds then outstanding to be due and payable immediately, or when the Bonds by their terms mature (upon redemption or otherwise) and are not paid, the Trustee, as the assignee and pledgee of all the right, title and interest of the Issuer in and to the Loan Agreement, may enforce each and every right granted to the Issuer under the Loan Agreement and this Indenture except those rights specifically retained by the Issuer.

      SECTION 10.03. PROCEEDINGS BY TRUSTEE. Upon the happening and continuance of any Event of Default, then and in every such case the Trustee in its discretion may, and upon the written request of the holders of at least sixty-six and two-thirds percent (66-2/3%) in aggregate principal amount of the Bonds then outstanding, and upon receipt of indemnification satisfactory to it, shall:

     (a) by mandamus, or other suit, action or proceeding at law or in equity, enforce all rights of the Bondholders and require the Issuer or the Company to carry out any agreements with or for the benefit of the Bondholders and to perform its or their duties under the Act, the Loan Agreement and this Indenture;

     (b)  bring suit upon the Bonds;

     (c) by action or suit in equity require the Issuer to account as if it were the trustee of an express trust for the Bondholders;

     (d) by action or suit in equity enjoin any acts or things which may be unlawful or in violation of the rights of the Bondholders; or

     (e)  exercise any and all rights available under law.

     If Events of Default set forth in Section 10.01 of this Indenture shall require a mandatory redemption of the Bonds pursuant to Section 2.03 hereof, the Trustee shall immediately take all such actions required by Sections 2.03 and
11.02 hereof without indemnity or direction.

      SECTION 10.04. EFFECT OF DISCONTINUANCE OR ABANDONMENT. In case any proceeding taken by the Trustee on account of any default shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee, then and in every such case the Issuer, the Bank, the Trustee and the Bondholders shall be restored to their former positions and rights under this Indenture, respectively, and all rights, remedies and powers of the Trustee shall continue as though no such proceeding had been taken.

      SECTION 10.05. RIGHTS OF BONDHOLDERS. Anything in this Indenture to the contrary notwithstanding, upon the happening and continuance of any Event of Default the holders of not less than sixty-six and two thirds percent (66 2/3%) in aggregate principal amount of the Bonds then outstanding shall have the right upon providing the Trustee security and indemnity reasonably satisfactory to it against the costs, expenses and liabilities to be incurred therein or thereby, by an instrument in writing executed and delivered to the Trustee, to direct the method and place of conducting all remedial proceedings to be taken by the Trustee under this Indenture.

      SECTION 10.06. RESTRICTION ON BONDHOLDERS' ACTION. No holder of any of the Bonds shall have any right to institute any suit, action or proceeding in equity or at law for the enforcement of any trust under this Indenture, or any other remedy under this Indenture or on said Bonds, unless such holder previously shall have given to the Trustee written notice of an Event of Default as hereinabove provided and unless also the holders of not less than sixty-six and two-thirds percent (66 2/3%) in aggregate principal amount of the Bonds then outstanding shall have made written request of the Trustee to institute any such suit, action, proceeding or other remedy, after the right to exercise such powers or rights of action, as the case may be, shall have accrued, and shall have afforded the Trustee a reasonable opportunity either to proceed to exercise the powers in this Indenture granted, or to institute such action, suit or proceeding in its or their name; nor unless there also shall have been offered to the Trustee security and indemnity reasonably satisfactory to it against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee shall not have complied with such request within a reasonable time; and such notification, request and offer of indemnity are hereby declared in every such case to be conditions precedent to the execution of the trusts of this Indenture or for any other remedy under this Indenture; it being understood and intended that no one or more holders of the Bonds secured by this Indenture shall have any right in any manner whatever by his or their action to affect, disturb or prejudice the security of this Indenture, or to enforce any right under this Indenture or under the Bonds, except in the manner in this Indenture provided, and that all proceedings at law or in equity shall be instituted, had and maintained in the manner in this Indenture provided and for the equal benefit of all holders of outstanding Bonds. Notwithstanding the foregoing provisions of this Section 10.06 or any other provision of this Indenture, the obligation of the Issuer shall be absolute and unconditional to pay, but solely from the Revenues and other funds and collateral pledged under this Indenture, the principal of and Make-Whole Premium, if applicable, and interest on the Bonds to the respective holders thereof at the respective due dates thereof, and nothing herein shall affect or impair the right of action, which is absolute and unconditional, of such holders to enforce such payment.

      SECTION 10.07. POWER OF TRUSTEE TO ENFORCE. All rights of action under this Indenture or under any of the Bonds secured by this Indenture which are enforceable by the Trustee may be enforced by the Trustee without the possession of any of the Bonds, or the production thereof at the trial or other proceedings relative thereto, and any such suit, action or proceedings instituted by the Trustee shall be brought in its name, as trustee, for the equal and ratable benefit of the holders of the Bonds, subject to the provisions of this Indenture.

      SECTION 10.08. REMEDIES NOT EXCLUSIVE. No remedy in this Indenture conferred upon or reserved to the Trustee or to the holders of the Bonds is intended to be exclusive of any other remedy or remedies, and each and every such remedy shall be cumulative, and shall be in addition to every other remedy given under this Indenture or now or hereafter existing at law or in equity or by statute.

      SECTION 10.09. EFFECT OF WAIVER. No delay or omission of the Trustee or of any holder of the Bonds to exercise any right or power accruing upon any default or Event of Default shall impair any such right or power or shall be construed to be a waiver of any such default or Event of Default, or an acquiescence therein; and every power and remedy given by this Article X to the Trustee and to the holders of the Bonds, respectively, may be exercised from time to time and as often as may be deemed expedient.

      SECTION 10.10. APPLICATION OF MONEYS. All moneys received by the Trustee after acceleration of the maturity of the Bonds and derived from any drawing made upon the Letter of Credit shall be applied by the Trustee to and only to the payment of the principal, Make-Whole Premium, if applicable, and interest on the 1998 Series Bonds. Subject to the foregoing, any moneys received by the Trustee pursuant to this Article X or deposited pursuant to Article XV hereof shall, after payment of all amounts payable to the Trustee, be deposited in the Bond Fund and be applied as follows:

     FIRST - To the payment of the persons entitled thereto of all installments of interest then due on the Bonds, in the order of the maturity of the installments of such interest and, if the amount available shall not be sufficient to pay in full any particular installment, then to the payment ratably, according to the amounts due on such installment, to the persons entitled thereto, without any discrimination or privilege;

     SECOND - To the payment to the persons entitled thereto of the unpaid principal of and Make-Whole Premium, if applicable, on any of the Bonds which shall have become due (other than Bonds matured or called for redemption for the payment of which moneys are held pursuant to the provisions of this Indenture), in the order of their due dates, with interest on the principal of such Bonds accruing from the respective dates upon which they became due, to the extent permitted by law, at the rate per annum borne by any Bonds issued under this Indenture and then outstanding and, if the amount available shall not be sufficient to pay in full Bonds and premium, if any, due on any particular date, together with such interest, then to the payment ratably, according to the amount of principal due on such date, to the persons entitled thereto without any discrimination or privilege;

     THIRD - To be held for the payment to the persons entitled thereto as the same shall become due of the principal of and Make-Whole Premium, if applicable, and interest on the Bonds which may thereafter become due either at maturity or upon call for redemption prior to maturity and, if the amount available shall not be sufficient to pay in full Bonds due on any particular date, together with interest and premium, if any, then due and owing thereon, payment shall be made ratably according to the amount of principal due on such date to the persons entitled thereto without any discrimination or privilege;

     FOURTH - To the payment of Administration Expenses;

     FIFTH - To the Bank any amounts owing to the Bank under the Credit Agreement; and

     SIXTH - To the Company any remaining amounts.

     Whenever moneys are to be applied pursuant to the provisions of this
Section 10.10, such moneys shall be applied at such times, and from time to time, as the Trustee shall determine, having due regard to the amount of such moneys available for application and the likelihood of additional moneys becoming available for such application in the future. Whenever the Trustee shall apply such funds, it shall fix the date (which shall be the next succeeding Payment Date) upon which such application is to be made and upon such date interest on the amounts of principal to be paid on such dates shall cease to accrue. The Trustee shall give, by mailing, pursuant to Section 16.05 hereof, such notice of the deposit with it of any such moneys and of the fixing of any such date.

                                  ARTICLE XI

                                CREDIT FACILITY

      SECTION 11.01. DELIVERY OF LETTER OF CREDIT. Pursuant to the Credit Agreement, the Bank has agreed, subject to certain conditions, to deliver to the Trustee on the date of delivery of the 1998 Series Bonds for the account of the Company, the Letter of Credit, to be held by the Trustee in trust in order to provide for the payment of principal of, Make-Whole Premium, if applicable, and interest on the 1998 Series Bonds (based upon the actual rates of interest on the Bonds) for a period of two hundred ten (210) days (computed on the basis of a three hundred sixty (360) day year of twelve (12), thirty (30) day months) and the Trustee hereby agrees to accept the Letter of Credit and any Alternate Letter of Credit and to perform its obligations with respect thereto in accordance with the express terms and conditions of this Indenture, the Letter of Credit and any Alternate Letter of Credit.

      SECTION 11.02.  CREDIT FACILITY DRAWINGS.   The Trustee shall, without
seeking indemnity or direction, draw moneys under the Credit Facility in the following circumstances and only in the following circumstances:

     (a) The Trustee shall, without making any prior demand or claim upon the Company or the Issuer, and without regard to any other amounts on deposit for such purposes in the funds created hereunder, make a drawing under and in accordance with the Credit Facility so as to receive moneys thereunder in an amount which shall be sufficient to pay in full the principal of, Make-Whole Premium, if applicable, and interest on the Bonds when due, including on each Payment Date, at maturity, and upon the date of any redemption pursuant to
Section 2.03 hereof, on the date such principal, Make-Whole Premium, if applicable, or interest is required to be paid on the 1998 Series Bonds according to the terms and provisions of this Indenture.

     (b) Upon the occurrence of an Event of Default and (1) the acceleration of payment of the 1998 Series Bonds pursuant to Sections 10.01 and 10.02 hereof or
(2) the mandatory redemption of the 1998 Series Bonds pursuant to Section 2.03(f) hereof, the Trustee shall, without making any prior demand or claim upon the Company or the Issuer, and without regard to any other amounts on deposit for such purposes in the funds created hereunder, immediately make a drawing under and in accordance with the Credit Facility so as to receive moneys thereunder in an amount which will be sufficient to pay in full the principal of, Make-Whole Premium, if applicable, and accrued interest on the 1998 Series Bonds on the date of payment or redemption of the 1998 Series Bonds resulting from such declaration of acceleration or mandatory redemption.

     (c)  In the case of a mandatory redemption pursuant to Section 2.03(d) or
(e) hereof, the Trustee shall, without seeking indemnity or direction, draw moneys under the Credit Facility at such time to insure the timely payment of the Redemption Price of the 1998 Series Bonds on the date fixed for redemption.

      SECTION 11.03. DISPOSITION OF MONEYS DRAWN UNDER THE CREDIT FACILITY. All amounts drawn by the Trustee under the Credit Facility shall be deposited into the Letter of Credit Account of the Bond Fund and applied as provided in Sections 6.01 and 6.02 hereof.

      SECTION 11.04. ALTERNATE LETTER OF CREDIT. The Company may, at any time, provide an Alternate Letter of Credit by delivery of such Alternate Letter of Credit to the Trustee upon satisfaction of the following provisions of this
Section 11.04:

     (a) Any Alternate Letter of Credit shall provide that funds may be obtained for the purposes, in the manner and at the times as provided under the Letter of Credit, and shall include (a) an amount sufficient to pay the principal amount of the 1998 Series Bonds, plus (b) an amount equal to two hundred ten (210) days' accrued interest on the outstanding 1998 Series Bonds, based upon the actual rates of interest on the 1998 Series Bonds and computed on the basis of a three hundred sixty (360) day year of twelve (12), thirty (30) day months, plus (c) an amount equal to $1,600,000, as the Premium Component, due in whole or in part upon the occurrence of certain circumstances as provided in this Indenture.

     (b) Any Alternate Letter of Credit shall be in effect for a period of at least two (2) years, unless the Company elects to provide an Alternate Letter of Credit having a term in excess of two (2) years, and shall have a scheduled expiration of January thirtieth (30th) and shall be effective no later than forty-five (45) days immediately preceding the scheduled expiration of the Credit Facility then in effect.

     (c) The Trustee shall have timely received written evidence that the issuer of such Alternate Letter of Credit is a commercial bank organized and doing business in the United States of America or a branch or agency of a foreign commercial bank located and doing business in the United States of America and subject to regulation by state or federal banking regulatory authorities.

     (d) The Trustee shall have timely received an opinion or opinions of counsel satisfactory in form and substance to the Trustee to the effect that the Alternate Letter of Credit is the valid and binding obligation of the Bank (or, in the case of a branch or agency of a foreign commercial bank, the branch or agency) issuing the same and enforceable in accordance with its terms. Said opinion or opinions shall comply with the requirements set forth in the definition of Opinion of Counsel herein.

     (e) In the case of an Alternate Letter of Credit issued by a branch or agency of a foreign commercial bank there shall also be timely delivered to the Trustee an opinion of counsel licensed to practice law in the jurisdiction in which the primary corporate office of such bank is located (which counsel shall be satisfactory to the Trustee), satisfactory in form and substance to the Trustee to the effect (1) that the Alternate Letter of Credit is the valid and binding obligation of such bank, enforceable in accordance with its terms in the courts of the jurisdiction in which the primary corporate office of such bank is located, (2) that such bank has consented to jurisdiction in the United States of America, (3) that such branch or agency is subject to banking regulations of the

United States of America or any state thereof and (4) that a judgment upon the Alternate Letter of Credit obtained in the United States of America against such branch or agency would be enforceable against such bank in the courts of the jurisdiction in which the primary corporate office of such bank is located without relitigation of the merits.

     (f) The Trustee must timely receive written evidence that the rating of the long-term deposits of the Bank providing such Alternate Letter of Credit shall not be less than Aa3 by Moody's or AA-by Standard & Poor's.

     The Trustee shall not accept any Alternate Letter of Credit unless the conditions set forth above are satisfied.

     Notice of the proposed issuance of an Alternate Letter of Credit shall be given by the Trustee, by first-class mail, postage prepaid, to the Bondholders at their addresses appearing on the Bond Register; such notice shall be mailed to the Bondholders and the Bank at least thirty (30) days prior to the proposed effective date of the Alternate Letter of Credit. Such notice shall specify that an Alternate Letter of Credit is being obtained, the proposed effective date of such Alternate Letter of Credit, the name of the entity providing such Alternate Letter of Credit and a general description of the Alternate Letter of Credit.

                                  ARTICLE XII

                            CONCERNING THE TRUSTEE

      SECTION 12.01. APPOINTMENT AND ACCEPTANCE OF DUTIES. The Trustee hereby accepts and agrees to the trusts hereby created, but only upon the additional terms set forth in this Article XII, to all of which the Issuer agrees and the respective holders of the Bonds, by their purchase and acceptance thereof, agree.

      SECTION 12.02. RESPONSIBILITIES. The recitals, statements and representations in this Indenture or in the Bonds contained, save only the Trustee's certificate of authentication upon the Bonds, shall be taken and construed as made by and on the part of the Issuer, and not by the Trustee, and the Trustee does not assume, and shall not have, any responsibility or obligation for the correctness of any hereof or thereof. The Trustee shall have no responsibility for any funds other than those funds actually paid to or received or held by it hereunder. The Trustee shall pay to the Issuer the Issuer's Administration Expenses immediately upon their receipt from the Company. The Trustee shall be responsible for insuring that Uniform Commercial Code continuation statements necessary to preserve and maintain the security interest created hereunder are timely and properly recorded as required by law.

      SECTION 12.03. POWERS. The Trustee may execute any of the trusts or powers of this Indenture and perform the duties required of it under this Indenture by or through attorneys, agents, receivers, or employees, and shall be entitled to obtain and rely on advice of counsel concerning all matters of trust and its duties under this Indenture and the Trustee shall not be answerable for the default or misconduct of any such attorney, agent, receiver, or employee selected by it with reasonable care. The Trustee shall not be answerable for the exercise of any discretion or power under this Indenture or for anything whatever in connection with the trusts in this Indenture created, except only for its own wilful or intentional misconduct or wanton or gross negligence.

      SECTION 12.04. COMPENSATION. The Issuer shall pay or cause the Company to pay to the Trustee reasonable compensation for all services rendered by it under this Indenture and also all its reasonable expenses, charges and other disbursements and those of its attorneys, agents, receivers and employees incurred in and about the administration and execution of the trusts by this Indenture created and the performance of its powers and duties under this Indenture. In default of such payment, the Trustee may deduct the same from any moneys coming into its hands except (a) moneys received by the Trustee from any drawing made upon the Letter of Credit (b) moneys held under the provisions of
Article XV of this Indenture and (c) moneys held under Section 8.03 of this Indenture and shall be entitled to a preference in payment over any of the Bonds outstanding under this Indenture.

      SECTION 12.05. NO DUTY TO MAINTAIN INSURANCE. Subject to the provisions of Article X, the Trustee shall be under no duty to effect or to renew any policies of insurance or under any liability for the failure of the Issuer or the Company to effect or renew insurance; or to report or file claims or proofs of loss for any loss or damage insured against or which may occur; nor shall the Trustee be liable as an insurer.

      SECTION 12.06. NOTICE OF EVENT OF DEFAULT. The Trustee shall not be required to take notice, or to be deemed to have notice, of any default or Event of Default under this Indenture other than a default or Event of Default under
Section 10.01(a), (b) or (d) of this Indenture, unless specifically notified in writing of such default or Event of Default by the holders of at least ten percent (10%) in aggregate principal amount of the Bonds then outstanding. The Trustee may, however, at any time, in its discretion, require of the Issuer full information and advice as to the performance of any of the covenants, conditions and agreements contained in this Indenture.

      SECTION 12.07. TRUSTEE'S ACTIONS. The Trustee shall be under no obligation to take any action in respect of any default or Event of Default or otherwise, or toward the execution or enforcement of any of the trusts by this Indenture created (with the exception of any actions required to be taken under Sections 11.02 and 12.20 hereof and under Sections 10.01 and 10.02 hereof to accelerate the payment of the Bonds, and under Sections 2.03 and 8.02 hereof to redeem the Bonds, and to make drawings under the Letter of Credit required thereunder, which actions the Trustee shall take without seeking indemnity or direction), or to institute, appear in or defend any suit or other proceeding in connection therewith, unless requested in writing so to do by holders of at least sixty-six and two thirds percent (66-2/3%) in aggregate principal amount of the Bonds then outstanding as provided in Article X, and if in its opinion such action may tend to involve it in expense or liability, unless furnished, from time to time as often as it may require, with reasonable security and indemnity satisfactory to it; but the foregoing provisions are intended only for the protection of the Trustee, and shall not affect any discretion or power given by any provisions of this Indenture to the Trustee to take action in respect of any default or Event of Default without such notice or request from the Bondholders, or without security or indemnity. In the event of a default by the Bank under the Credit Facility, the Trustee is authorized and required to enforce all of its rights in and under the Credit Facility by such action, at law or in equity, as it deems necessary to protect the interests of the Registered Owners of the Bonds. The Trustee shall not sell, assign or transfer the Credit Facility except to a successor Trustee under this Indenture.

      SECTION 12.08. LIMITATION OF LIABILITY. The Trustee shall be protected and shall incur no liability in acting or proceeding in good faith upon any resolution, notice, telegram, request, consent, waiver, certificate, statements, affidavit, voucher, bond, requisition or other paper or document which it shall in good faith believe to be genuine and to have been authorized or signed by the proper board or person or to have been prepared and furnished pursuant to any of the provisions of this Indenture, and the Trustee shall be under no duty to make any investigation or inquiry as to any statements contained or matters referred to in any such instrument, but may accept and rely upon the same as conclusive evidence of the truth and accuracy of such statements. The Trustee shall not be bound to recognize any person as a holder of any Bond or to take any action at his request unless such Bond shall be deposited with the Trustee or evidence satisfactory to the Trustee of the ownership of such Bond shall be furnished to the Trustee.

      SECTION 12.09. OWNERSHIP OF BONDS. The Trustee and any bank or trust company in common control with the Trustee may in good faith buy, sell, own, hold and deal in any of the Bonds issued under and secured by this Indenture, and may join in or take any action which any Bondholder may be entitled to take with like effect as if the Trustee were not a party to this Indenture. The Trustee and any bank or trust company in common control with the Trustee, as principal or agent, may also engage in or be interested in any financial or other transaction with the Issuer or the Company, and may act as depository, trustee, or agent for any committee or body of holders of the Bonds issued under or secured by this Indenture or other obligations of the Issuer as freely as if it were not Trustee under this Indenture.

      SECTION 12.10. NO DUTY TO INVEST. The Trustee shall be under no liability for interest upon any moneys which it may at any time receive under any of the provisions of this Indenture, except (a) to the extent it fails to comply with Section 7.02 of this Indenture, or (b) such as it may agree in writing with the Issuer or the Company to pay thereon.

      SECTION 12.11. CONSTRUCTION OF PROVISIONS OF INDENTURE. The Trustee may construe any of the provisions of this Indenture insofar as the same may appear to be ambiguous or inconsistent with any other provision thereof, and any construction of any such provisions of this Indenture by the Trustee in good faith shall be binding upon the Bondholders.

      SECTION 12.12. RESIGNATION. The Trustee may at any time and for any reason resign and be discharged of the trusts created by this Indenture by executing an instrument in writing resigning such trust and specifying the date when such resignation shall take effect, and filing the same with the Secretary of the Issuer with a copy to the Bank not less than thirty (30) days before the date specified in such instrument when such resignation shall take effect. Such resignation shall take effect on the day specified in such instrument and notice, unless a successor Trustee shall not have been previously appointed and accepted such appointment as hereinafter in this Article XII provided, in which event such resignation and the transfer of the Credit Facility to such successor Trustee shall take effect immediately on the appointment of and acceptance by such successor Trustee.

      SECTION 12.13. REMOVAL. The Trustee at any time and for any reason may be removed by an instrument or instruments in writing appointing a successor filed with the Trustee so removed and executed by the holders of at least sixty-six and two thirds percent (66-2/3%) in aggregate principal amount of the Bonds then outstanding. Such removal shall take effect upon the transfer of the Credit Facility to such successor Trustee.

      SECTION 12.14. APPOINTMENT OF SUCCESSOR TRUSTEE. In case at any time the Trustee shall resign, or shall be removed, or be dissolved, or if its property or affairs shall be taken under the control of any state or federal Court or administrative body because of insolvency or bankruptcy, or for any other reason, a vacancy shall forthwith and ipso facto exist in the office of Trustee, a successor may be appointed by the holders of at least sixty-six and two thirds percent (66-2/3%) in aggregate principal amount of the Bonds then outstanding, by an instrument or instruments in writing filed with the Secretary of the Issuer, signed by such Bondholders or by their attorneys-in-fact duly authorized in writing. Copies of each instrument shall be promptly delivered by the Issuer to the predecessor Trustee and to the Trustee so appointed.

     Until a successor Trustee shall be appointed by the Bondholders or by a court of competent jurisdiction following the application therefor as authorized by this Section 12.14, the Issuer, by an instrument authorized by resolution, shall appoint a Trustee to fill such vacancy. Any new Trustee so appointed by the Issuer shall immediately and without further act be superseded by a Trustee appointed by the Bondholders or by a court of competent jurisdiction in the manner hereinabove in this Section 12.14 provided.

      SECTION 12.15. SUCCESSOR TO BE A BANK. Every successor in the trust hereunder appointed pursuant to Section 12.14 of this Indenture shall be a bank organized and doing business under the laws of the United States of America or any state or territory thereof with trust powers, having combined capital and surplus of at least $50,000,000.

      SECTION 12.16. FAILURE TO APPOINT A SUCCESSOR TRUSTEE. In case at any time the Trustee shall resign and no appointment of a successor Trustee shall be made pursuant to the foregoing provisions of this Article XII prior to the date specified in the notice of resignation as the date when such resignation shall take effect, the Trustee or the holder of any Bond may apply to any court of competent jurisdiction to appoint a successor Trustee. Such court may thereupon, after such notice, if any, as it may deem proper, appoint a successor Trustee.

      SECTION 12.17. ACCEPTANCE BY SUCCESSOR TRUSTEE. Any successor Trustee appointed under this Article XII shall execute, acknowledge and deliver to the Issuer an instrument accepting such appointment under this Indenture, and thereupon such successor Trustee, without any further act, deed or conveyance, shall become duly vested with all the estates, property, rights, powers, trusts, duties and obligations of its predecessor in the trust under this Indenture, with like effect as if originally named Trustee in this Indenture. Upon the written request of such successor Trustee, the Trustee ceasing to act and the Issuer shall execute and deliver an instrument transferring to such successor Trustee all the estates, property, rights, powers and trusts under this Indenture of the Trustee so ceasing to act, and the Trustee so ceasing to act shall pay over to the successor Trustee all moneys and other assets at the time held by it under this Indenture.

     Any Trustee ceasing to act shall nevertheless retain a lien upon all property and funds held or collected by such Trustee to secure any amount then due it pursuant to the provisions of Section 12.04 of this Indenture, except moneys received by the Trustee from any drawing made upon the Letter of Credit.

      SECTION 12.18. MERGER OR CONSOLIDATION. Any corporation or association into which any Trustee under this Indenture may be merged or with which it may be consolidated, or any corporation or association resulting from any merger or consolidation to which any Trustee under this Indenture shall be a party, or any corporation or association to which any Trustee under this Indenture may transfer substantially all of its assets, shall be the successor Trustee under this

Indenture, without the execution or filing of any paper or any further act on the part of the parties hereto, anything in this Indenture to the contrary notwithstanding. The Trustee shall timely advise the Company of any such merger or consolidation.

      SECTION 12.19. ACTION UPON EVENT OF DEFAULT. Notwithstanding any other provisions of this Article XII, the Trustee shall, provided it is indemnified to its satisfaction, except as provided in Section 12.07 hereof, during the existence of an Event of Default actually known to the Trustee, exercise such of the rights and powers vested in it by this Indenture and use the same degree of skill and care in their exercise as a prudent man would use and exercise under the circumstances in the conduct of his own affairs provided, however, that the liability of the Trustee shall only be to the extent provided in Section 12.03.

      SECTION 12.20. NOTICE OF OCCURRENCE OF EVENT OF DEFAULT. Upon the occurrence of an Event of Default actually known to the Trustee, the Trustee shall, within thirty (30) days of such Event of Default becoming known to the Trustee give written notice thereof by first class mail, postage prepaid, as provided in Section 16.05 of this Indenture to each Registered Owner of Bonds then outstanding at his last address appearing upon the Bond Register and to the Bank and the Company, unless such Event of Default shall have been cured before the giving of such notice.

      SECTION 12.21. INTERVENTION BY TRUSTEE. In any judicial proceeding to which the Issuer is a party and which in the opinion of the Trustee and its counsel has a substantial bearing on the interests of holders of the Bonds, the Trustee may in its own name and as trustee of an express trust intervene on behalf of the holders of the Bonds and shall, upon receipt of indemnity satisfactory to it, do so if requested in writing by the holders of at least twenty-five percent (25%) in aggregate principal amount of the Bonds then outstanding if permitted by the court having jurisdiction in the premises.

      SECTION 12.22. APPOINTMENT AND ACCEPTANCE OF PAYING AGENT. The Trustee is hereby appointed and does hereby accept its appointment as Paying Agent for the 1998 Series Bonds. The Issuer may at any time or from time to time appoint one or more other Paying Agents for the 1998 Series Bonds or any other Bonds, in the manner and subject to the conditions set forth in Section 12.23 of this Indenture for the appointment of a successor Paying Agent. Each Paying Agent (other than the Trustee) shall signify its acceptance of the duties and obligations imposed upon it by written instrument of acceptance deposited with the Issuer and the Trustee.

      SECTION 12.23. RESIGNATION OR REMOVAL OF PAYING AGENT; APPOINTMENT OF SUCCESSOR. Any Paying Agent may at any time resign and be discharged of the duties and obligations created by this Indenture by giving at least sixty (60) days written notice to the Issuer, the Bank and the Trustee. Any Paying Agent may be removed at any time by an instrument filed with such Paying Agent and the Trustee and signed by the Issuer. Any successor Paying Agent shall be appointed by the Issuer, with the prior approval of the Trustee and the Company and shall be a bank or trust company duly organized under the laws of the United States of America or any state or territory thereof, having a capital stock and surplus aggregating at least $50,000,000 and willing and able to accept the office on reasonable and customary terms and authorized by law to perform all the duties imposed upon it by this Indenture.

     In the event of the resignation or removal of any Paying Agent, such Paying Agent shall pay over, assign and deliver any moneys held by it as Paying Agent to its successor, or to the Trustee. In the event that for any reason there shall be a vacancy in the office of any Paying Agent, the Trustee shall act (or continue to act, as the case may be) as such Paying Agent.

      SECTION 12.24. TRUST ESTATE MAY BE VESTED IN SEPARATE OR CO-TRUSTEE. It is the purpose of this Indenture that there shall be no violation of any law of any jurisdiction (including particularly the laws of the State) denying or restricting the right of banking corporations or associations to transact business as a trustee in such jurisdiction. It is recognized that in case of litigation under this Indenture, the Loan Agreement or the Note, and in particular in case of the enforcement of any of them, either on default, or in case the Trustee, in reliance upon an opinion of counsel, deems that by reason of any present or future law of any jurisdiction it may not exercise any of the powers, rights or remedies herein granted to the Trustee or take any other action which may be desirable or necessary in connection therewith, it may be necessary that the Trustee appoint an additional individual or institution as a separate or co-trustee. The following provisions of this Section 12.24 are adopted to these ends:

     (a) In the event that the Trustee appoints an additional individual or institution as a separate or co-trustee, each and every remedy, power, right, claim, demand, cause of action, immunity, estate, title, interest and lien expressed or intended by this Indenture to be exercised by or vested in or conveyed to the Trustee with respect thereto shall be exercisable by and vest in such separate or co-trustee but only to the extent necessary to enable such separate or co-trustee to exercise such powers, rights and remedies, and every covenant and obligation necessary to the exercise thereof by such separate or co-trustee shall run to and be enforceable by either of them.

     (b) Should any deed, conveyance or instrument in writing from the Issuer be required by the separate trustee or co-trustee so appointed by the Trustee for more fully and certainly vesting in and confirming to him or it such properties, rights, powers, trusts, duties and obligations, any and all such deeds, conveyances and instruments in writing shall, on request, be executed, acknowledged and delivered by the Issuer.

     (c) In case any separate trustee or co-trustee, or a successor to either, shall die, become incapable of acting, resign, be removed or be dissolved, or shall be in the course of dissolution or liquidation, all the estates, properties, rights, powers, trusts, duties and obligations of such separate trustee or co-trustee, so far as permitted by law, shall vest in and be exercised by the Trustee until the appointment of a new trustee or successor to such separate trustee or co-trustee.

                                 ARTICLE XIII

                  EXECUTION OF INSTRUMENTS BY BONDHOLDERS AND
                          PROOF OF OWNERSHIP OF BONDS

      SECTION 13.01. EXECUTION OF INSTRUMENTS; PROOF OF OWNERSHIP. Any request, direction, consent or other instrument in writing required or permitted by this Indenture to be signed or executed by Bondholders may be in any number of concurrent instruments of similar tenor and may be signed or executed by such Bondholders in person or by agent appointed by an instrument in writing. Proof of the execution of any such instrument and of the ownership of Bonds shall be sufficient for any purpose of this Indenture and shall be conclusive in favor of the Trustee and any Paying Agent with regard to any action taken, suffered or omitted by any of them under such instrument if made in the following manner:

     (a) The fact and date of the execution by any Person of any such instrument may be proved by the certificate of any officer in any jurisdiction who, by the laws thereof, has power to take acknowledgments within such jurisdiction, to the effect that the Person signing such instrument acknowledged before him the execution thereof, or by an affidavit of a witness to such execution.

     (b) The fact of the holding of Bonds under this Indenture by any Bondholder and the serial numbers of such Bonds and the date of his holding the same shall be proved by the Bond Register.

     Nothing contained in this Article XIII shall be construed as limiting the Trustee to such proof, it being intended that the Trustee may accept any other evidence of the matters in this Article XIII stated which to it may seem sufficient. Any request or consent of the holder of any Bond shall bind every future holder of the same Bond and any Bond or Bonds issued in exchange or substitution therefor or upon the registration of transfer thereof in respect of anything done by the Trustee in pursuance of such request or consent.

                                  ARTICLE XIV

                  MODIFICATION OF INDENTURE AND SUPPLEMENTAL
                                  INDENTURES

      SECTION 14.01. SUPPLEMENTAL INDENTURES WITH CONSENT OF THE COMPANY, BUT WITHOUT CONSENT OF BONDHOLDERS. Subject to the conditions and restrictions in this Indenture contained, the Issuer, when the execution thereof is consented to in writing by the Company, may, without the consent of the Bondholders, enter into a Supplemental Indenture or Supplemental Indentures with the Trustee (other than with respect to Sections 10.01, 10.02, 11.01, 11.02, 11.03, 11.04, 14.01
and 14.02) which thereafter shall form a part of this Indenture, for any one or more of the following purposes:

     (a) to add to the covenants and agreements of the Issuer in this Indenture contained other covenants and agreements thereafter to be observed, and to surrender any right or power in this Indenture reserved to or conferred upon the Issuer;

     (b) to cure any ambiguity or to cure, correct or supplement any inconsistent provision contained in this Indenture or in any Supplemental Indenture;

     (c)  to assign additional revenues under this Indenture;

     (d) to accept additional security and instruments and documents of further assurance with respect to the Project;

     (e) to add to the covenants, agreements and obligations of the Issuer under this Indenture, other covenants, agreements and obligations to be observed for the protection of the Bondholders, or to surrender or limit any right, power or authority reserved to or conferred upon the Issuer in this Indenture, including without limitation, the limitation of rights of redemption so that in certain instances Bonds of different Series will be redeemed in some prescribed relationship to one another for the protection of the holders of a particular Series of Bonds;

     (f) to evidence any succession to the Issuer and the assumption by its successor of the covenants, agreements and obligations of the Issuer under this Indenture, the Loan Agreement and the Bonds; or

     (g) to make necessary or advisable amendments or additions in connection with the issuance of Additional Bonds in accordance with Section 3.03 hereof as do not adversely affect the interests of holders of outstanding Bonds.

     The Issuer hereby covenants that it will perform all the requirements of any such Supplemental Indenture which may be in effect from time to time; but no restriction or obligation imposed by this Indenture upon the Issuer in respect of any of the Bonds outstanding under this

Indenture may, except as otherwise provided in Section 14.03 of this Indenture, be waived or modified by such Supplemental Indenture, or otherwise. Nothing in this Article XIV contained shall affect or limit the right or obligation of the Issuer to execute and deliver to the Trustee any instrument of further assurance or other instrument which elsewhere in this Indenture it is provided shall be delivered to the Trustee.

      SECTION 14.02. TRUSTEE AUTHORIZED TO ENTER INTO SUPPLEMENTAL INDENTURE. The Trustee is hereby authorized to enter into with the Issuer any Supplemental Indenture authorized or permitted by the terms of this Indenture, and to make the further agreements and stipulations which may be therein contained, and the Trustee, in entering into any Supplemental Indenture, shall be fully protected in relying on an Opinion of Counsel, in form and substance satisfactory to the Trustee, to the effect that such Supplemental Indenture is authorized or permitted by the provisions of this Indenture and is not inconsistent with this Indenture.

      SECTION 14.03. SUPPLEMENTAL INDENTURES WITH CONSENT OF BONDHOLDERS AND THE COMPANY. Exclusive of Supplemental Indentures to which reference is made in
Section 14.01 hereof, any modification or alteration of this Indenture or of the rights and obligations of the Issuer or of the holders of the Bonds in any particular may be made with the consent of the Company and (a) the holders of not less than sixty-six and two thirds percent (66-2/3%) in aggregate principal amount of the Bonds then outstanding, or (b) in case less than all of the several Series of Bonds, if any, then outstanding are affected by the modifications or amendments, the holders of not less than sixty-six and two thirds percent (66-2/3%) in aggregate principal amount of the Bonds of each Series so affected then outstanding; provided, however, that if such modification or amendment will, by its terms, not take effect so long as any Bonds of any specified Series remain outstanding, the consent of the holders of such Bonds shall not be required and such Bonds shall not be deemed to be outstanding for the purpose of any calculation of outstanding Bonds under this
Section 14.03. No such modification or alteration shall be made which will reduce the percentage of aggregate principal amount of Bonds the consent of the holders of which is required for any such modification or alteration, or permit the creation by the Issuer of any lien prior to or, except to secure Additional Bonds, on a parity with the lien of this Indenture upon the Revenues and other funds and collateral pledged hereunder or which will affect the currency of payment of the principal of, or interest or premium, if any, on, the Bonds.

     For the purposes of this Indenture, a Series shall be deemed to be affected by a modification or amendment of this Indenture if the same adversely affects or diminishes the rights of the holders of Bonds of such Series. The Trustee shall determine whether or not in accordance with the foregoing provisions Bonds of any particular Series would be affected by any modification or amendment of this Indenture and any such determination shall be binding and conclusive on the Issuer and all the holders of Bonds.

     For all purposes of this Article XIV, the Trustee shall be entitled to rely upon an Opinion of Counsel with respect to the extent, if any, to which any action affects the rights under this Indenture of any holders of Bonds then outstanding.

                                  ARTICLE XV

                                  DEFEASANCE

      SECTION 15.01. DEFEASANCE. When at any time the whole amount of the principal, Make-Whole Premium, if applicable, and the interest so due and payable upon all of the Bonds shall be paid, or provision shall have been made for the payment of the same, together with all other sums payable under this Indenture by the Issuer, and all Administration Expenses shall have been paid or provided for through the deposit with the Trustee of Government Obligations, the principal of and the interest to be earned thereon is sufficient to pay all sums due in respect of the Bonds, which Government Obligations shall have been purchased with funds held by the Trustee for a period of three hundred sixty-seven (367) days prior to and during which time no Act of Bankruptcy shall have occurred, then and in that case, this Indenture and the lien created hereby shall be discharged and satisfied and the Issuer shall be released from the covenants, agreements and obligations of the Issuer contained in this Indenture, and the Trustee shall assign and transfer to the Company, all property (in excess of the amounts required for the foregoing) then held by the Trustee (including the Loan Agreement and all payments thereunder and all balances in any fund or account created under this Indenture free and clear of any encumbrances other than Permitted Encumbrances and shall execute such documents as may be reasonably required by the Company in this regard.

     All moneys and Government Obligations delivered and held pursuant to this
Section 15.01 shall be held absolutely and unconditionally for the payment of the interest on the Bonds and for the payment of the principal of and the Make-Whole Premium, if applicable, on the Bonds upon maturity or earlier redemption, and are not subject to any right of set-off, counterclaim or recoupment of any kind of the Company or any other party.

     When all of the Bonds of a particular Series shall have been paid and if, at the time of such payment, the Issuer shall have kept, performed and observed all the covenants and promises in such Bonds of a particular Series and in this Indenture required or contemplated to be kept, performed and observed by the Issuer or on its part on or prior to that time, and all amounts owed to the Bank under the Credit Agreement shall have been paid, and the Credit Agreement shall no longer be in effect, then this Indenture shall be considered to have been discharged in respect of such Bonds of a particular Series and such Bonds shall cease to be entitled to the lien of this Indenture.

     Notwithstanding the satisfaction and discharge of this Indenture or the discharge of this Indenture in respect of a particular Series of Bonds, the Trustee shall continue to be obligated to hold in trust any moneys or investments then held by the Trustee for the payment of the principal of, Make-Whole Premium, if applicable, and interest on the Bonds, to pay to the holders of Bonds the funds so held by the Trustee as and when such payment becomes due, and, on written demand of the Company and the Issuer, the Trustee shall assign and transfer to the Company, all property (in excess of the amounts required for the foregoing) then held by the Trustee (including the Loan Agreement and all payments thereunder and all balances in any Fund or account created under this Indenture and shall execute such documents as may be required by the Company in this regard; provided, however, that if any amounts are then owed to the Bank under the Credit Agreement, any property then held by the Trustee shall first be paid to the Bank to the extent of the amounts due under the Credit Agreement. Notwithstanding the satisfaction and discharge of this Indenture or the discharge of this Indenture with respect to a particular Series of Bonds, the covenants of the Issuer contained in
Section 7.03 shall survive any such satisfaction and discharge.

      SECTION 15.02. BONDS DEEMED TO HAVE BEEN PAID. Bonds of any one or more Series or interest installments for the payment or redemption of which sufficient moneys shall have been held by the Trustee at the maturity or redemption date thereof shall be deemed to be paid within the meaning and with the effect provided in Section 15.01 of this Indenture. All outstanding Bonds of any one or more Series shall prior to the maturity or redemption date thereof be deemed to have been paid within the meaning and with the effect expressed in
Section 15.01 if (a) in case said Bonds are to be redeemed on any date prior to their maturity, the Issuer shall have given to the Trustee in form satisfactory to it irrevocable instructions to mail on a date in accordance with the provisions of Section 8.02 hereof notice of redemption of such Bonds on said redemption date, such notice to be given in accordance with the provisions of
Section 8.02 hereof, (b) there shall have been deposited with the Trustee Government Obligations purchased with funds which shall have been held by the Trustee for a period of three hundred sixty-seven (367) days prior to and during which time no Act of Bankruptcy shall have occurred, the principal of and the interest on which when due, and without any reinvestment thereof, will provide moneys which are certified by an independent public accounting firm of nationally recognized standing to be of such maturities or redemption dates and interest payment dates, and to bear such interest, as shall be sufficient to pay when due the principal of and Make-Whole Premium, if applicable, and interest due and to become due on said Bonds on and prior to the redemption date or maturity date thereof, as the case may be, (c) in the event any of said Bonds are not to be redeemed within the next succeeding sixty (60) days, the Issuer shall have given the Trustee in form satisfactory to it irrevocable instructions to mail, as soon as practicable in the same manner as a notice of redemption is mailed pursuant to Section 8.02 hereof, a notice to the holders of such Bonds that the deposit required by (b) above has been made with the Trustee and that said Bonds are deemed to have been paid in accordance with this Section 15.02 and stating such maturity or redemption dates upon which moneys are to be available for the payment of the principal of and Make-Whole Premium, if applicable, on said Bonds (d) all amounts owed to the Bank under the Credit Agreement shall have been paid in full and the Credit Agreement shall no longer be in effect and (e) an acceptable preference opinion shall have been provided to the Issuer and the Trustee. The securities deposited with the Trustee pursuant to this Section 15.02 nor principal or interest payments on any such securities shall be withdrawn or used for any purpose other than, and shall be held in trust for, the payment of the principal of and Make-Whole Premium, if applicable, and interest on said Bonds.

     Subject to the provisions of Section 12.04 of this Indenture, any release under this Section 15.02 shall be without prejudice to the right of the Trustee to be paid reasonable compensation for all services rendered by it under this Indenture and all its reasonable expenses, charges and other disbursements and those of its attorneys, receivers, agents and employees, incurred on and about the administration of trusts by this Indenture created and the performance of its powers and duties under this Indenture.

                                  ARTICLE XVI

                                 MISCELLANEOUS

      SECTION 16.01. DISSOLUTION OF ISSUER. In the event of the dissolution of the Issuer, all the covenants, stipulations, promises and agreements in this Indenture contained, by or on behalf of, or for the benefit of, the Issuer, shall bind or inure to the benefit of the successors of the Issuer from time to time and any officer, board, commission, agency or instrumentality to whom or to which any power or duty of the Issuer shall be transferred.

      SECTION 16.02. PARTIES INTERESTED HEREIN. Except as in this Indenture otherwise specifically provided, nothing in this Indenture expressed or implied is intended or shall be construed to confer upon any Person other than the Company, the Issuer, the Trustee, the Bank and the holders of the Bonds issued under this Indenture, any right, remedy or claim under or by reason of this Indenture, this Indenture being intended to be for the sole and exclusive benefit of the Company, the Issuer, the Trustee, the Bank and the holders of the Bonds issued under this Indenture.

      SECTION 16.03. SEVERABILITY OF INVALID PROVISIONS. If any clause, provision or section of this Indenture be held illegal or invalid by any court, the invalidity of such clause, provision or section shall not affect any of the remaining clauses, provisions or sections hereof, and this Indenture shall be construed and enforced as if such illegal or invalid clause, provision or section had not been contained herein.

      SECTION 16.04. NO RECOURSE ON BONDS. No covenant or agreement contained in the Bonds or in this Indenture shall be deemed to be the covenant or agreement of any member, agent, or employee of the Issuer in his individual capacity, and neither the members of the Issuer nor any official executing the Bonds shall be liable personally on the Bonds or be subject to any personal liability or accountability by reason of the issuance thereof.

      SECTION 16.05. NOTICE. All notices, certificates, requests or other communications under this Indenture shall be sufficiently given and shall be deemed given, unless otherwise required by this Indenture, when mailed by registered or certified mail, return receipt requested (except as otherwise provided in this Indenture), postage prepaid, addressed as set forth in Annex A provided, however, all notices to Bondholders shall be given by overnight carrier delivery and by first class mail, in a sealed envelope, postage prepaid, to each Registered Owner of Bonds then outstanding at his last address appearing upon the Bond Register. A duplicate copy of each notice, certificate, request or other communication given under this Indenture to the Issuer, the Company, the Trustee or the Bank shall also be given to the others. The Company, the Issuer, the Bank and the Trustee may, by notice given under this Section 16.05, designate any further or different addresses to which subsequent notices, certificates, requests or other communications shall be sent.

      SECTION 16.06. COUNTERPARTS. This Indenture may be executed in any number of counterparts, each of which, when so executed and delivered, shall be an original; but such counterparts shall together constitute but one and the same instrument.

      SECTION 16.07. GOVERNING LAW. This Indenture shall be governed as to validity, construction and performance by the laws of the State.

                                  ARTICLE XVI

                                   BOND FORM

      SECTION 17.01. BOND FORM. The 1998 Series Bonds to be issued under this Indenture, the form of Assignment, the provisions for registration and the Trustee's Certificate of Authentication to be endorsed thereon are to be in substantially the following form, respectively, with necessary and appropriate variations, omissions and insertions as permitted or required by this Indenture:

NOTICE: NO PURCHASE OR SUBSEQUENT TRANSFER OF ANY BOND OR ANY INTEREST THEREIN MAY BE MADE TO ANY PERSON (1) WHO IS NOT EITHER (A) AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF REGULATION D PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) A "QUALIFIED INSTITUTIONAL BUYER" WITHIN THE MEANING OF RULE 144A PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (2) WHO IS ACTING AS A BROKER OR OTHER INTERMEDIARY, (3) WHO IS NOT PURCHASING SUCH BOND OR INTEREST THEREIN AS AN INVESTMENT FOR SUCH PERSON'S OWN ACCOUNT OR FOR ONE OR MORE SEPARATE ACCOUNTS MAINTAINED BY IT OR FOR THE ACCOUNT OF ONE OR MORE PENSION OR TRUST FUNDS FOR WHICH IT EXERCISES SOLE INVESTMENT DISCRETION OR (4) IN A MANNER THAT RESULTS IN SUCH PURCHASER OR TRANSFEREE OWNING LESS THAN $500,000 AGGREGATE PRINCIPAL AMOUNT OF BONDS WITHOUT A PRESENT VIEW TO RESALE OR OTHER DISTRIBUTION TO THE PUBLIC. THE TRUSTEE AND THE ISSUER SHALL BE ENTITLED TO RECEIVE EVIDENCE WITH RESPECT THERETO AS IT SHALL REASONABLY REQUIRE THAT, BASED UPON REPRESENTATIONS THEREIN DESCRIBED, THE TRANSFEREE IS AN "ACCREDITED INVESTOR" OR "QUALIFIED INSTITUTIONAL BUYER". ALTHOUGH A BONDHOLDER MAY NOT INTEND AT THE TIME OF PURCHASE TO DISPOSE OF ALL OR ANY PART OF ITS BONDS, IT IS HEREBY ACKNOWLEDGED AND AGREED THAT SUCH BONDHOLDER'S RIGHT TO SELL AND TRANSFER ITS BONDS SHALL AT ALL TIMES BE WITHIN ITS CONTROL, SUBJECT TO THE LIMITATION THAT THE BONDHOLDER MAY NOT SELL AND TRANSFER ANY PORTION OF ITS BONDS UNLESS THERE IS FULL COMPLIANCE WITH THIS NOTICE.

             INTEREST ON THIS BOND SHOULD BE TREATED AS INCLUDABLE
                   IN GROSS INCOME OF THE HOLDER HEREOF FOR
                          FEDERAL INCOME TAX PURPOSES

                           UNITED STATES OF AMERICA
                             STATE OF MISSISSIPPI
                   MISSISSIPPI BUSINESS FINANCE CORPORATION

                      TAXABLE REVENUE BONDS, SERIES 1998
                      (HALTER MARINE GROUP, INC. PROJECT)


NO. R-___________                                                $____________

INTEREST RATE          MATURITY DATE        DATED DATE           CUSIP

   6.39%             December 31, 2013     March 3, 1998

REGISTERED OWNER

PRINCIPAL SUM                                                    DOLLARS

     The Mississippi Business Finance Corporation, constituting a public corporation of the State of Mississippi (the "Issuer"), for value received, hereby promises to pay solely from the sources specified herein to the Registered Owner or registered assigns, on the Maturity Date stated above (unless redeemed prior thereto as provided herein), the principal amount stated above and interest on said principal amount from and including the date specified above, if the date of authentication hereof is on or prior to the day preceding the first Payment Date (as hereinafter defined), and otherwise from the Payment Date next preceding the date of authentication to which interest has been paid, payable semiannually on December 31 and June 30 (a "Payment Date") in each year, commencing June 30, 1998, at the rate per annum specified above (the "Interest Rate"), until maturity, the date fixed for redemption or acceleration, and the Make-Whole Premium (as hereinafter defined), if applicable.

     This Bond represents a part of the issue of bonds of the Issuer designated as "Mississippi Business Finance Corporation Taxable Revenue Bonds, Series 1998 (Halter Marine Group, Inc. Project)" (the "Bonds"), issued in the aggregate principal amount of $30,000,000 under and pursuant to the Constitution and laws of the State of Mississippi, particularly Sections 57-10-401, et seq., Mississippi Code of 1972, as amended and as supplemented, and Sections 57-10-201 et seq., Mississippi Code of 1972, as amended and supplemented (collectively, the "Act"), and under and secured by a Trust Indenture between the Issuer and SouthTrust Bank, National Association, Birmingham, Alabama (the "Trustee"), dated as of January 1, 1998 (hereinafter, together with any and all indentures supplementary thereto and amendatory thereof called the "Indenture"). This Bond is issued for the purpose of, and the proceeds will be used for, financing the cost of an "economic development project" (as defined in the Act), by Halter Marine Group, Inc., a Delaware corporation (the "Company") under and pursuant to a Loan Agreement between the Issuer and the Company, dated as of January 1, 1998 (hereinafter, together with any and all amendments thereof, called the "Loan Agreement"), pursuant to which the Company is obligated to make loan payments sufficient to pay the principal of, Make-Whole Premium, if applicable, and interest on this Bond. The obligation to make loan payments is evidenced by a promissory note, dated March 3, 1998 (the "Note"), executed by the Company. As provided in the Indenture, Additional Bonds (as defined in the Indenture) may be issued in one or more Series for the purpose of financing the completion of such facilities, the cost of enlargements, improvements or expansions of such facilities and the cost of acquisition and installation of additional facilities (such facilities, together with any enlargements, improvements or expansions thereof, and any such additional facilities and real property herein collectively called the "Project").

     Copies of the Indenture, the Loan Agreement and the Note are on file at the Corporate Trust Office of the Trustee and reference is made to the Indenture and the Loan Agreement for the provisions relating, among other things, to the terms and security of the Bonds, the collection and disposition of the revenues and receipts of the Issuer from or in connection with the Project, the custody and application of the proceeds of the Bonds, the rights and remedies of the holders of the Bonds, the rights, duties and obligations of the Issuer, the Company and the Trustee, and the modification or amendment of any of the foregoing documents. Capitalized terms used and not defined herein shall have the meanings ascribed to them in the Indenture and the Loan Agreement.

     The principal of, Make-Whole Premium, if applicable, and interest on the Bonds are payable from moneys deposited in the Bond Fund, (a) from moneys drawn by the Trustee under the Credit Facility, or (b) to the extent necessary, from any other moneys which have been on deposit in the Bond Fund with the Trustee.

     The Company has caused to be delivered to the Trustee an irrevocable direct-pay letter of credit (the "Letter of Credit") of The First National Bank of Chicago (the "Bank"). The Letter of Credit will expire at the close of the Bank's business on January 30, 2000, unless an Alternate Letter of Credit (as defined in the Indenture) is provided in accordance with the Indenture. The Trustee shall be entitled under the Letter of Credit to draw up to (a) an amount sufficient to pay the principal amount of the Bonds, plus (b) an amount equal to two hundred ten (210) days' accrued interest on the outstanding Bonds, based upon the actual rates of interest on the Bonds and computed on the basis of a three hundred sixty (360) day year of twelve (12), thirty (30) day months, plus
(c) an amount equal to $1,600,000, as the Premium Component under the Letter of Credit, due in whole or in part upon the occurrence of certain circumstances as provided in the Indenture.

     Notice of the proposed issuance of an Alternate Letter of Credit shall be given by the Trustee, by first-class mail, postage prepaid, to the Bondholders at least thirty (30) days prior to the proposed effective date of such Alternate Letter of Credit. Each such notice shall specify that an Alternate Letter of Credit is being obtained, the proposed effective date of such Alternate Letter of Credit, the name of the entity providing such Alternate Letter of Credit and a general description of the Alternate Letter of Credit.

     The principal of, Make-Whole Premium, if applicable, and interest on this Bond shall be payable in any coin or currency of the United States of America which, at the time of payment is legal tender for the payment of public and private debts and shall be made to the Registered Owner thereof in the case of principal and Make-Whole Premium, if applicable, at the Corporate Trust Office of the Trustee upon presentation and surrender thereof, and in the case of interest, to the Registered Owner hereof at the close of business on the Record Date which shall be the fifteenth (15th) day of the calendar month preceding a Payment Date, by bank wire or bank transfer as such Registered Owner may specify or otherwise as the Trustee and such Registered Owner may agree.

     This Bond and any Additional Bonds issued under and secured by the Indenture are, and are to be, equally and ratably secured, to the extent provided in the Indenture, solely by a pledge of the revenues and receipts derived by the Issuer from or in connection with the Project, including payments received under the Loan Agreement and the Note. This Bond, together with the interest hereon, is a limited obligation of the Issuer payable solely from the Revenues (as defined in the Indenture) and other funds and collateral pledged under the Indenture and the Loan Agreement. Neither the Issuer, the State of Mississippi nor any other political subdivision thereof shall be obligated to pay the Bonds or the interest thereon or other costs incident thereto except from the Revenues pledged by the Issuer, and neither the faith and credit nor the taxing power of the Issuer, the State of Mississippi or any political subdivision thereof is pledged to the payment of the principal of, Make-Whole Premium, if applicable, or the interest on, this Bond.

     The transfer of this Bond is registrable, as provided in the Indenture, upon the Bond Register kept for that purpose at the above mentioned office of the Trustee by the Registered Owner hereof in person, or by his attorney duly authorized in writing, upon surrender of this Bond together with a written instrument of transfer satisfactory to the Trustee duly executed by the Registered Owner or his attorney duly authorized in writing. The Issuer and the Trustee may deem and treat the person in whose name this Bond is registered as the absolute owner hereof for the purpose of receiving payment of, or on account of, the principal or Make-Whole Premium, if applicable, hereof and interest due hereon and for all other purposes.

     The Bonds shall be subject to redemption prior to maturity in accordance with Article VIII of the Indenture and as follows:

     (a) The Bonds shall be subject to mandatory redemption in the event there are moneys remaining in the Construction Fund after the Completion Date (as defined in the Indenture), as provided in Sections 5.05 and 6.01(b) of the Indenture. If called for redemption in such event, the Bonds shall be subject to redemption on any Payment Date, in part, to the extent such moneys in the Construction Fund are available therefor, in the inverse order of their maturities (less than all of said Bonds of a single maturity to be selected pro-rata), at a Redemption Price (as defined in the Indenture) for each Bond redeemed equal to the principal amount thereof and accrued interest thereon to the date of redemption, plus the Make-Whole Premium.

     (b) The Bonds shall be subject to optional redemption at the option of the Company, which option may be exercised at any time upon not less than forty-five
(45) days' written notice by the Company to the Trustee, in whole at any time, or in part on any Payment Date, in the inverse order of their maturities (less than all of said Bonds of a single maturity to be selected pro-rata), at a Redemption Price for each Bond redeemed equal to the principal amount thereof and accrued interest thereon to the date of redemption, plus the Make-Whole Premium.

     (c) The Bonds shall be subject to mandatory redemption, in whole, at any time, or in part on any Payment Date in the inverse order of their maturities (less than all of said Bonds of a single maturity to be selected pro-rata), to the extent moneys are deposited in the Bond Fund pursuant to Sections 4.13 and
4.14 of the Loan Agreement at a Redemption Price for each Bond redeemed equal to the principal amount thereof and accrued interest thereon to the date of redemption, without premium or penalty.

     (d) The Bonds shall be subject to mandatory redemption, in whole, at a Redemption Price for each Bond redeemed equal to the principal amount thereof and accrued interest thereon to the date of redemption, plus the Make-Whole Premium, if the rating assigned by Moody's Investors Services, Inc. ("Moody's") or Standard & Poor's Ratings Group ("Standard & Poor's") to the long-term deposits of the Bank is downgraded to a rating below A1 by Moody's or below A+ by Standard & Poor's, on the forty-fifth
(45th) day following the date on which the lowered rating is announced by either Rating Agency (as defined in the Indenture); provided, however, the Bonds shall not be subject to mandatory redemption in such case if the Company shall deliver to the Trustee at least five (5) Business Days prior to the scheduled date of such redemption, an Alternate Letter of Credit in accordance with Section 11.04 of the Indenture and issued by a Bank the senior long-term debt or the long-term deposits of which are rated not less than Aa3 by Moody's or AA- by Standard & Poor's. Written notice of any such downgrade shall be timely provided by the Company to the Trustee and the holders of all 1998 Series Bonds then outstanding.

     (e) The Bonds shall be subject to mandatory redemption, in whole, five (5) Business Days following the failure of the Company (1) to provide an irrevocable and unconditional commitment for an Alternate Letter of Credit in accordance with Section 11.04 of the Indenture, not later than one (1) year immediately preceding the expiration of the Letter of Credit or any Alternate Letter of Credit, or (2) to deliver said Alternate Letter of Credit forty-five (45) days immediately preceding the expiration of the Letter of Credit or any Alternate Letter of Credit, at a Redemption Price for each Bond redeemed equal to the principal amount thereof and accrued interest thereon to the date of redemption, plus the Make-Whole Premium.

     (f) The Bonds shall be subject to mandatory redemption, in whole, upon acceleration thereof upon the occurrence of an Event of Default on the earliest Business Day for which any required notice may be given, at a Redemption Price for each Bond redeemed equal to the principal amount thereof and accrued interest thereon to the date of redemption, plus the Make-Whole Premium, for acceleration upon an Event of Default occurring under Section 10.01 of the Indenture.

     If more than one of the events described in paragraphs (a), (c), (d), (e) and (f) above, shall occur at any one time requiring a mandatory redemption of all of the Bonds, the Trustee shall redeem the Bonds according to the paragraph that will result in the Bonds being redeemed on the earliest possible date.

     A redemption pursuant to paragraph (f) above shall occur no later than ten
(10) calendar days after a declaration of acceleration pursuant to Sections
10.01 and 10.02 of the Indenture.

     The Bonds shall be subject to mandatory sinking fund redemption, in part, prior to maturity or in whole as provided in the Indenture on each December 31, commencing December 31, 2004, in the principal amount for each year (together with accrued interest to the date of redemption and without premium or penalty) from moneys deposited in the Bond Fund in the amount and manner set forth in
Section 2.04 of the Indenture.

     Unless otherwise provided in the Indenture, in the event of any partial redemption of the Bonds, the Bonds to be redeemed shall be redeemed on a pro-rata basis among all Bondholders and, in case of a partial redemption within a maturity, Bonds of such maturity to be redeemed shall be selected pro-rata.

     Any redemption of this Bond, either in whole or in part, shall be made upon at least thirty (30) days' prior notice in the manner and upon the terms and conditions provided in the Indenture; provided, however, that in the event of a redemption pursuant to paragraphs (d), (e) and (f) above, notice shall be mailed at least five (5) days before the date fixed for redemption. If this Bond or any portion hereof shall have been duly called for redemption and payment of the Redemption Price shall have been made or provided for, all as more fully set forth in the Indenture, interest on this Bond or such portion shall cease to accrue from such date, and, from and after such date this Bond or such portion shall no longer be entitled to any lien, benefit, or security under the Indenture, and the holder hereof shall have no rights in respect of this Bond or such portion except to receive payment of such Redemption Price.

     For purposes of this Bond, Make-Whole Premium shall mean, with respect to any Bond, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Bond over the amount of such Called Principal, provided that the Make-Whole Premium may in no event be less than zero. For the purposes of determining the Make-Whole Premium, the following terms shall have the following meanings:

          "CALLED PRINCIPAL" means, with respect to any Bond, the principal of such Bond that is to be prepaid pursuant to Section 2.03 of the Indenture or has become or is declared to be immediately due and payable pursuant to Sections 10.01 and 10.02 of the Indenture, as the context requires.

          "DISCOUNTED VALUE" means, with respect to the Called Principal of any Bond, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Bond is payable) equal to the Reinvestment Yield with respect to such Called Principal.

          "REINVESTMENT YIELD" means, with respect to the Called Principal of any Bond, the yield to maturity implied by (a) the yields reported, as of 10:00 a.m., New York City Time, on the second Business day preceding the Settlement Date with respect to such Called Principal, on the display designated as the "PX1 Screen" on the Bloomberg Financial Market Service (or such other display as may replace the PX1 Screen on the Bloomberg Financial Market Service) for actively traded Government Obligations having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (b) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable, the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded Government Obligations having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield will be determined, if necessary, by (1) converting Government Obligations quotations to bond-equivalent yields in accordance with accepted financial practice and (2) interpolating linearly between (A) the actively traded Government Obligations with the duration closest to and greater than the Remaining Average Life and (B) the actively traded Government Obligations with the duration closest to and less than the Remaining Average Life.

          "REMAINING AVERAGE LIFE" means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (a) such Called Principal into (b) the sum of the products obtained by multiplying (1) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (2) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

          "REMAINING SCHEDULED PAYMENTS" means, with respect to the Called Principal of any Bond, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Bonds, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Sections 2.03,
     10.01 and 10.02 of the Indenture.

          "SETTLEMENT DATE" means, with respect to the Called Principal of any Bond, the date on which such Called Principal is to be prepaid pursuant to
     Section 2.03 of the Indenture or has become or is declared to be immediately due and payable pursuant to Sections 10.01 and 10.02 of the Indenture, as the context requires.

     The Make-Whole Premium shall be timely calculated by the Company in accordance with the above definition thereof and timely written notice thereof given by the Company to the Trustee, the Bank and the holders of all Bonds outstanding.

     This Bond shall not be entitled to any benefit under the Indenture or be valid or become obligatory for any purpose until this Bond shall have been authenticated by the execution by the manual signature of a duly authorized officer of the Trustee of the Trustee's certificate of authentication hereon.

     No covenant or agreement contained in this Bond or the Indenture shall be deemed to be a covenant or agreement of any member, agent, or employee of the Issuer in his individual capacity, and neither the members of the Issuer nor any officer thereof executing this Bond shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance of this Bond.

     It is hereby certified and recited that all conditions, acts and things required by law and the Indenture to exist, to have happened and to have been performed precedent to an in the issuance of this Bond exist, have happened and have been performed in due time, form and manner as required by law and the Indenture, and that the issuance of this Bond and the issue of which it forms a part are within every debt and other limit prescribed by the laws of the State of Mississippi.

     IN WITNESS WHEREOF, the Issuer has caused this Bond to be signed in its name and on its behalf by the manual or facsimile signature of its Executive Director and its seal or a facsimile thereof to be impressed, imprinted or otherwise reproduced hereon and attested by the manual or facsimile signature of its Secretary as of the 3rd day of March, 1998.

(SEAL)                              MISSISSIPPI BUSINESS FINANCE
                                    CORPORATION
Attest

____________________________        By___________________________
Secretary                             Executive Director


                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This Bond is one of the Mississippi Business Finance Corporation Taxable Revenue Bonds, Series 1998 (Halter Marine Group, Inc. Project) described in the within mentioned Indenture.

                                    SOUTHTRUST BANK, NATIONAL
                                    ASSOCIATION, AS TRUSTEE

                                    By___________________________
                                      Authorized Representative

Date of Authentication ________


                            VALIDATION CERTIFICATE

     The issuance of the Bonds of which this Bond is one has been validated and confirmed by decree of the Chancery Court of the First Judicial District of Hinds County, Mississippi, rendered on the 26th day of January, 1998.

(SEAL)                              MISSISSIPPI BUSINESS FINANCE
                                    CORPORATION

                                    By___________________________
                                      Secretary

                                  ASSIGNMENT

                              FOR VALUE RECEIVED

     The undersigned hereby sells, assigns and transfers unto (Please insert name, address and Social Security Number or other identifying number of Assignee)
________________________________________________________________________________
________________________________________________________________________________
the within Bond of the MISSISSIPPI BUSINESS FINANCE CORPORATION and does hereby constitute and appoint__________________________ as attorney to transfer the said Bond on the books of the within named Issuer, with full power of substitution in the premises.

Dated: _______________


Signature guaranteed

--------------------------------------   --------------------------------------
Insert Social Security Number or Other   Registered Owner
Tax Identification Number of Assignor:
                                         Notice: Signature(s) to this
______________________________________   assignment must correspond with the
                                         name(s) of the Registered Owner(s) as
                                         it appears on the face of the within
--------------------------------------   Bond in every particular, without
                                         alteration or enlargement or any
                                         change whatever and must be
                                         guaranteed by a member firm of the
                                         New York Stock Exchange or a
                                         commercial bank or trust company who
                                         is a member of a Medallion Signature
                                         Guarantee Program acceptable to the
                                         Trustee.

     IN WITNESS WHEREOF, the Mississippi Business Finance Corporation has caused this Indenture to be executed by its Executive Director and its corporate seal to be hereunto affixed, attested by its Secretary, and SouthTrust Bank, National Association has caused this Indenture to be executed by its duly authorized officer and (if applicable) its corporate seal to be hereunto affixed, attested by its duly authorized officer, all as of the day and year first above written.

(SEAL)                              MISSISSIPPI BUSINESS FINANCE
                                    CORPORATION
Attest


_______________________________     By_____________________________
Secretary                             Executive Director



(SEAL)                              SOUTHTRUST BANK, NATIONAL
                                    ASSOCIATION, AS TRUSTEE
Attest

_______________________________     By_____________________________

Title__________________________     Title__________________________

                           ACKNOWLEDGMENT OF ISSUER

STATE OF MISSISSIPPI   )
                       ) SS.
COUNTY OF HINDS        )

     Personally appeared before me, the undersigned authority in and for the said county and state, on this _____ day of March, within my jurisdiction, the within named William T. Barry and James Vernon Smith, Sr., who acknowledged they are the Executive Director and Secretary, respectively, of the Mississippi Business Finance Corporation, a Mississippi corporation, and that for and on behalf of said corporation, and as its act and deed they executed the above and foregoing instrument, after first having been duly authorized by said corporation so to do.

                                    _______________________________
                                    Notary Public


(SEAL)

My Commission Expires:

__________________________

                           ACKNOWLEDGMENT OF TRUSTEE

STATE OF __________________   )
                              ) SS.
COUNTY OF _____________       )

     Personally appeared before me, the undersigned authority in and for the said county and state, on this _____ day of March, within my jurisdiction, the within named _____________________ and _____________________, who acknowledged they are the _____________________ and _____________________, respectively, of
SouthTrust Bank, National Association, a national banking association organized and existing under the laws of the United States of America, and that for and on behalf of said banking association and as its act and deed, they executed the foregoing instrument, after first having been duly authorized by said banking association so to do.

                                    ____________________________
                                    Notary Public

(SEAL)

My Commission Expires:

__________________________

                                    ANNEX A
                                      TO
                                TRUST INDENTURE


If to the Issuer -     Mississippi Business Finance Corporation
                       1306 Walter Sillers Building
                       Post Office Box 849
                       Jackson, Mississippi 39201

If to the Trustee -    SouthTrust Bank, National Association
                       100 Office Park Drive, Lower Level
                       Birmingham, Alabama (35223)
                       Post Office Box 2554
                       Birmingham, Alabama 35290

If to the Company -    Halter Marine Group, Inc.
                       13085 Seaway Road
                       Gulfport, Mississippi 39505

If to the Bank    -    The First National Bank of Chicago
                       One First National Plaza, Suite 0801
                       Chicago, Illinois 60670

                                   EXHIBIT A

                           FORM OF LETTER OF CREDIT


                      THE FIRST NATIONAL BANK OF CHICAGO

                    IRREVOCABLE DIRECT-PAY LETTER OF CREDIT
                                   NO.______

                                                                   March 3, 1998

SouthTrust Bank, National Association,
as Trustee
100 Office Park Drive, Lower Level
Birmingham, Alabama (35223)
Post Office Box 2554
Birmingham, Alabama 35290

Attention:   Corporate Trust Services

Gentlemen:

     We hereby establish at the request and for the account of Halter Marine Group, Inc. (the "Company"), in your favor, as Trustee under the Trust Indenture dated as of January 1, 1998, (the "Indenture") between the Mississippi Business Finance Corporation (the "Issuer") and you, pursuant to which $30,000,000 in aggregate principal amount of the Issuer's Taxable Revenue Bonds, Series 1998 (Halter Marine Group, Inc. Project) (the "Bonds") are being issued, our Irrevocable Letter of Credit No. ____________________ in the amount of $32,718,250 (the "Stated Amount") of which (a) an amount not exceeding $30,000,000 may be drawn upon with respect to payment of the unpaid principal amount of the Bonds (said amount equal to the principal amount of Bonds outstanding under the Indenture from time to time, the "Principal Component"),
(b) an amount not exceeding $1,118,250, representing two hundred ten (210) days' interest on the Bonds at an interest rate of 6.39% per annum, may be drawn upon with respect to payment of interest accrued on the Bonds (said amount based upon the principal amount of Bonds outstanding under the Indenture from time to time, the "Interest Component"), and (c) an amount $1,600,000 may be drawn upon with respect to payment of a Make-Whole Premium (as defined in the Indenture) on the Bonds, the "Premium Component") on or prior to the Bonds' stated maturity date, effective immediately and expiring on January 30, 2000, unless terminated earlier in accordance with the provisions hereof. All drawings under this Letter of Credit will be paid with our own funds.

     Funds under this Letter of Credit will be made available to you against your sight draft on us and upon receipt by us of your written certificate in substantially the form of Annex A attached hereto appropriately completed and signed by an Authorized Officer accompanied by a photocopy of this Letter of Credit. Presentation of such certificate should be made at our office located at The

First National Bank of Chicago, Global Trade Services, Suite 0236, Seventh Floor, 300 South Riverside, Chicago, Illinois 60670, Attention: Letter of Credit Department (or at any other office which may be designated by us by written notice delivered to you). Moneys drawn under this Letter of Credit shall be applied to the timely payments of principal of, premium, if any, and interest on the Bonds, whether upon redemption, at maturity, on the date principal and interest is payable, or upon acceleration of maturity.

     The amount of this Letter of Credit shall be decreased, upon receipt by us of your written certificate in substantially the form of Annex C attached hereto appropriately completed and signed by an Authorized Officer (relating to a redemption or defeasance of less than all the Bonds outstanding), by an amount equal to the amount stated in said certificate, and the amounts available to be drawn by you by any subsequent draft, shall be decreased, upon our receipt of such certificate, to the amounts stated in such certificate.

     If you shall draw on this Letter of Credit for the payment of interest and we shall not have sent to you within ten (10) days from the date of such drawing a notice from us to the effect that we have not been reimbursed for such drawing and that the Letter of Credit will not be reinstated as to the portion of the Interest Component drawn and not reimbursed, your right to draw the Interest Component on us by your draft for the payment of interest to become due and payable shall be automatically reinstated and effective the eleventh (11th) day from the date of such drawing and you shall be authorized to draw on us for the Interest Component by your draft and Annex A. This automatic reinstatement of your right to draw the Interest Component on us by your draft for the payment of interest shall be applicable to successive drawings by your drafts for the payment of interest so long as this Letter of Credit shall not have terminated in accordance with its terms. In the event this Letter of Credit has not been reinstated as to the portion of the Interest Component drawn, you shall be entitled to draw for the payment of interest, the difference between the Interest Component (calculated based on the principal amount of bonds outstanding immediately preceding the interest drawing which has not been reinstated) and the portion of the Interest Component drawn and not reinstated. Reductions in the Stated Amount which are the result of payments under the Letter of Credit honoring a demand for principal shall not be reinstated.

     If a drawing is made by you hereunder at or prior to 11:00 a.m., Central Standard Time, on a Business Day, and provided that such drawing and the documents and other items presented in connection therewith conform to the terms and conditions hereof, payment shall be made to you, or to your designee, of the amount specified, in immediately available funds, not later than 1:30 p.m., Central Standard Time, on the same Business Day or not later than 1:30 p.m., Central Standard Time, on such later Business Day as you may specify. If requested by you, payment under this Letter of Credit will be made by deposit of immediately available funds into a designated account that you maintain with us. If a demand for payment made by you hereunder does not, in any instance, conform to the terms and conditions of this Letter of Credit, we shall give you written notice within 24 hours that the demand for payment was not effected in accordance with the terms and conditions of this Letter of Credit, stating the reasons therefor and that we will upon your instructions hold any documents at your disposal or return the same to you. Upon being notified that the demand for payment was not effected in conformity with this Letter of Credit, you may attempt to correct any such non-conforming demand for payment.

     Subject to the reinstatement provisions for the Interest Component described herein, demands for payment hereunder honored by us shall not, in the aggregate, exceed the Stated Amount.

     Only you or your successor as Trustee may make a drawing under this Letter of Credit. Upon the payment to you, to your designee or to your account of the amount demanded hereunder, we shall be fully discharged on our obligation under this Letter of Credit with respect to such demand for payment and we shall not thereafter be obligated to make any further payments under this Letter of Credit in respect of such demand for payment to you or any other person who may have made to you or makes to you a demand for payment of principal of, premium, if any, or interest on, any of the Bonds. By paying to you an amount demanded in accordance herewith, we make no representation as to the correctness of the amount demanded.

     This Letter of Credit does not apply to any interest that may accrue thereon or any principal, premium or interest which may be payable with respect thereto after the date of expiration of this Letter of Credit.

     This Letter of Credit is effective immediately and shall terminate on the earliest of (a) 5:00 p.m., Central Standard Time, on January 30, 2000, or, if such day is not a Business Day, the next following Business Day, (b) the date on which there has been a drawing and payment under this Letter of Credit of the Stated Amount in connection with the maturity, redemption or acceleration of all of the Bonds, or (c) the date following our receipt of a certificate from you stating that you have received an Alternate Letter of Credit in accordance with the Indenture.

     Communications with respect to this Letter of Credit shall be in writing and shall be addressed to us at The First National Bank of Chicago, Global Trade Services, Suite 0236, Seventh Floor, 300 South Riverside, Chicago, Illinois 60670, Attention: Letter of Credit Department, specifically referring thereon to this Letter of Credit by number.

     This Letter of Credit is irrevocable and transferable in its entirety to any transferee whom you certify to us has succeeded you as Trustee under the Indenture, and may be successively transferred. Transfer of the available balance under this Letter of Credit to such transferee shall be effected upon receipt by us of this Letter of Credit accompanied by your written certificate in substantially the form of Annex B attached hereto appropriately completed and signed by an Authorized Officer. Upon such presentation we shall forthwith transfer the same to your transferee or, if so requested by your transferee, issue a letter of credit to your transferee with provisions therein consistent with this Letter of Credit.

     All drafts under this Letter of Credit will be duly honored, provided the terms and conditions contained herein are complied with.

     As used herein (a) "Authorized Officer" shall mean any of your authorized signors and (b) "Business Day" shall mean any day, except a Saturday or Sunday, on which we and you are not required or authorized by law to remain closed and on which the payment system of the Federal Reserve System is operational.

     This Letter of Credit sets forth in full our undertaking, and such undertaking shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein (including, without limitation, the Bonds), except only the certificate(s) referred to herein; and any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement except for such certificate(s).

     The Company has no interest in this Letter of Credit.

     This Letter of Credit is subject to the Uniform Customs and Practices for Documentary Credits, 1993 Revision, International Chamber of Commerce Publication No. 500, which is incorporated herein by reference (the "UCP"). To the extent not covered by the UCP, this Letter of Credit shall be governed by the laws of the State of Illinois, including the Uniform Commercial Code as in effect in the State of Illinois.

                                    Very truly yours,

                                    THE FIRST NATIONAL BANK OF
                                    CHICAGO

                                    By
                                      ----------------------------
                                    Title
                                         -------------------------

                                    By
                                      ----------------------------
                                    Title
                                         -------------------------

                                                                         ANNEX A


                           CERTIFICATE AS TO DRAWING


The First National Bank of Chicago
Global Trade Services
Suite 0236, Seventh Floor
300 South Riverside
Chicago, Illinois 60670

Attention:  Letter of Credit Department

     Re:  Irrevocable Direct-Pay Letter of Credit No. _____

Gentlemen:

     The undersigned, a duly authorized officer of ____________________ (the "Trustee"), hereby certifies to the addressee (the "Bank"), with reference to Irrevocable Letter of Credit No. ________ (the "Letter of Credit") issued by the Bank in favor of the Trustee as follows:

     1. The Trustee is the Trustee under the Indenture for the holders of the Bonds.

     2. The Trustee is making a drawing under the above-referenced Letter of Credit in the amount of $____________ with respect to the payment of the principal of, premium, if any, and/or interest due and payable on the Bonds which amount consists of $___________ of principal, $___________ of premium and $___________ of interest.

     3. The amount, if any, demanded hereby on account of the principal of the Bonds does not exceed the Principal Component of the Letter of Credit.

     4. The amount, if any, demanded hereby on account of interest on the Bonds does not exceed the Interest Component of the Letter of Credit.

     5. The amount, if any, demanded hereby on account of a premium on the Bonds does not exceed the Premium Component of the Letter of Credit.

     6. Upon receipt by the undersigned of the amount demanded hereby, (a) the undersigned will apply the same to the payment of the principal of, premium, if any, and/or interest due and payable on the Bonds in accordance with Sections 6.01, 6.02 and 11.03 of the Indenture, (b) no portion of said amount shall be applied by the undersigned for any other purpose and (c) no portion of said amount shall be commingled with other funds held by the undersigned.

     Capitalized terms used herein and not defined shall have the meanings assigned to such terms in the Letter of Credit.

     IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the __ day of _________________, 19__.


                                             _____________________________,
                                             AS TRUSTEE

                                             By
                                               ---------------------------

                                             Title
                                                  ------------------------

                                                                         ANNEX B


                            INSTRUCTION TO TRANSFER


                                                          ________________, 19__

The First National Bank of Chicago
Global Trade Services
Suite 0236, Seventh Floor
300 South Riverside
Chicago, Illinois 60670

Attention:  Letter of Credit Department

     Re:  Irrevocable Direct-Pay Letter of Credit No. _______

Gentlemen:

     For value received, the undersigned beneficiary hereby irrevocably transfers to:

          ---------------------------------
          (Name of Transferee)

          ----------------------------------
          (Address)

all rights of the undersigned beneficiary to draw under the above-captioned Letter of Credit (the "Letter of Credit"). The transferee has succeeded the undersigned as Trustee under the Indenture.

     By this transfer, all rights of the undersigned beneficiary in the Letter of Credit are transferred to the transferee and the transferee shall hereafter have the sole rights as beneficiary thereof; provided, however, that no right shall be deemed to have been transferred to the transferee until such transfer complies with the requirements of the Letter of Credit pertaining to transfers.

     The Letter of Credit is returned herewith and in accordance therewith we ask that this transfer be effective and that you transfer the Letter of Credit to our transferee or that, if so requested by the transferee, you issue a new irrevocable Letter of Credit in favor of the transferee with provisions identical with the Letter of Credit.

     Capitalized terms used herein and not defined shall have the meanings assigned to such terms in the Letter of Credit.

                                    Very truly yours,

                                    _______________________________,
                                    as Trustee


                                    By
                                      -----------------------------

                                    Title
                                         --------------------------

                                                                         ANNEX C


              CERTIFICATE FOR THE REDUCTION OF AMOUNTS AVAILABLE



                                                         _________________, 19__


The First National Bank of Chicago
Global Trade Services
Suite 0236, Seventh Floor
300 South Riverside
Chicago, Illinois 60670

Attention:  Letter of Credit Department

     Re:  Irrevocable Direct-Pay Letter of Credit No. _____

Gentlemen:

     The undersigned, an Authorized Officer of the undersigned Trustee (the "Trustee"), hereby certifies to the addressee (the "Bank"), with reference to Irrevocable Letter of Credit No. ________ (the "Letter of Credit") issued by the Bank in favor of the Trustee as follows:

     1. The Trustee is the Trustee under the Indenture for the holders of the Bonds.

     2. The Trustee hereby notifies you that on or prior to the date hereof Bonds in an aggregate principal amount of $____________________ have been redeemed and paid or have been defeased pursuant to the Indenture.

     3. Following the redemption and payment or the defeasance referred to in paragraph (2) above, the aggregate principal amount of all of the Bonds which are outstanding within the meaning of the Indenture is $_________________.

     4. The amount available to be drawn by the Trustee under the Letter of Credit as Interest Component is reduced to $_______________ upon receipt by the Bank of this Certificate.

     5. The amount available to be drawn by the Trustee under the Letter of Credit as Principal Component is reduced to $__________________ upon receipt by the Bank of this Certificate.

     6. The amount available to be drawn by the Trustee under the Letter of Credit as Premium Component is reduced to $________________ upon receipt by the Bank of this Certificate.

     7. The Stated Amount of the Letter of Credit is reduced to $_____________ (such amount being equal to the sum of the amounts specified in paragraph 4, 5 and 6 above) upon receipt by the Bank of this Certificate.

     Capitalized terms used herein and not defined shall have the meanings assigned to such terms in the Letter of Credit.

     IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the __ day of _______________, 19__.


                                    _____________________________,
                                    as Trustee

                                    By
                                      ---------------------------
                                    Title
                                         ------------------------

--------------------------------------------------------------------------------



                                LOAN AGREEMENT



                                    BETWEEN



                   MISSISSIPPI BUSINESS FINANCE CORPORATION

                                      AND


                           HALTER MARINE GROUP, INC.

                                 ____________


                                JANUARY 1, 1998

                                 ____________


--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                            PAGE
                                  ARTICLE I

                                  DEFINITIONS

SECTION 1.01.    Definitions...............................................   3

                                 ARTICLE II

                                REPRESENTATIONS

SECTION 2.01.    Representations of the Issuer..............................  14
SECTION 2.02.    Representations of Company.................................  14
SECTION 2.03.    Benefits under the Act.....................................  16

                                 ARTICLE III

                 COMPLETION OF PROJECT; ISSUANCE OF THE BONDS

SECTION 3.01.    Completion of Project; Best Efforts........................  20
SECTION 3.02.    Issuance of Bonds..........................................  20
SECTION 3.03.    Requisition for Construction Funds.........................  21
SECTION 3.04.    Revisions to Plans and Specifications......................  21
SECTION 3.05.    Certificate of Completion..................................  21
SECTION 3.06.    Completion of Project if Bond Proceeds Insufficient;
                 Surplus Proceeds...........................................  21
SECTION 3.07.    Default by Contractors.....................................  22
SECTION 3.08.    Investment of Construction Fund............................  22

                                 ARTICLE IV

                           ASSIGNMENT; LOAN PAYMENTS

SECTION 4.01.    Assignment of this Agreement...............................  23
SECTION 4.02.    Loan Payments and the Note.................................  23
SECTION 4.03.    Assignment to Trustee; Obligation to Make Payments
                 Absolute...................................................  24
SECTION 4.04.    Sole Possession of Project by the Company..................  25
SECTION 4.05.    Maintenance of Project.....................................  25
SECTION 4.06.    Payment of Taxes and Assessments; Compliance with Law;
                 No Further Liens...........................................  25
SECTION 4.07.    Operation of Project.......................................  26
SECTION 4.08.    Payment of Expenses........................................  26
SECTION 4.09.    Payments Continue Upon Destruction of Project..............  26

                                                                            PAGE

SECTION 4.10.    Amendment to Agreement.....................................  26
SECTION 4.11.    Release and Indemnification of Issuer, Bank and Trustee....  26
SECTION 4.12.    Insurance..................................................  27
SECTION 4.13.    Application of Insurance Proceeds..........................  27
SECTION 4.14.    Condemnation...............................................  28
SECTION 4.15.    After-Acquired Property as Part of the Project.............  29
SECTION 4.16.    Letter of Credit...........................................  29
SECTION 4.17.    Continuing Disclosure......................................  30

                                  ARTICLE V

                               SPECIAL COVENANTS

SECTION 5.01.    No Warranty as to Suitability of Project by Issuer.........  31
SECTION 5.02.    Continuation of Existence of Company.......................  31
SECTION 5.03.    Covenant by the Company to Leave Project Free of
                 Other Liens or Encumbrances................................  31
SECTION 5.04.    Agreement to Cooperate.....................................  31
SECTION 5.05.    Covenant by Issuer to Maintain Present Status..............  32
SECTION 5.06.    Qualification in Mississippi...............................  32
SECTION 5.07.    Notice of Default..........................................  32
SECTION 5.08.    Acknowledgments of Issuer and Company with Respect to
                 Federal Income Tax Matters.................................  32
SECTION 5.09.    Company Approval of Indenture..............................  32
SECTION 5.10.    Title Covenants............................................  32
SECTION 5.11.    Covenant Against Waste.....................................  32
SECTION 5.12.    Environmental Covenants....................................  33

                                 ARTICLE VI

               ASSIGNMENT, LEASE AND SALE; PROJECT NOT SECURITY

SECTION 6.01.    Disposal of Project and Assets by Company..................  34
SECTION 6.02.    Assignment by Issuer.......................................  34

                                                                            PAGE

                                 ARTICLE VII

                        EVENTS OF DEFAULT AND REMEDIES

SECTION 7.01.    Events of Default..........................................  35
SECTION 7.02.    Remedies...................................................  36
SECTION 7.03.    No Remedy Exclusive........................................  37
SECTION 7.04.    Payment of Fees and Expenses...............................  37
SECTION 7.05.    Effect of Waiver...........................................  37

                                ARTICLE VIII

             ACCELERATION OF LOAN PAYMENTS; SURVIVAL OF OBLIGATION

SECTION 8.01.    Acceleration of Loan Payments..............................  38
SECTION 8.02.    Survival of Obligation.....................................  38

                                 ARTICLE IX

                                 MISCELLANEOUS

SECTION 9.01.    Excess Payments............................................  39
SECTION 9.02.    Tax Exemptions.............................................  39
SECTION 9.03.    Notices....................................................  39
SECTION 9.04.    Parties Interested.........................................  39
SECTION 9.05.    Counterparts...............................................  40
SECTION 9.06.    Severability of Invalid Provisions.........................  40
SECTION 9.07.    Governing Law..............................................  40

     THIS LOAN AGREEMENT, dated as of January 1, 1998 between the Mississippi Business Finance Corporation (the "Issuer"), a public corporation organized and existing under the laws of the State of Mississippi (the "State") and Halter Marine Group, Inc. (the "Company"), a corporation organized and existing under the laws of the State of Delaware.

                                  WITNESSETH:

     WHEREAS, the Issuer is authorized by the provisions of Sections 57-10-401 et seq., Mississippi Code of 1972, as amended and supplemented and Sections 57-10-201 et seq., Mississippi Code of 1972, as amended and supplemented (collectively, the "Act"), to, among other things, provide and finance "economic development projects" (as defined in the Act) in the State in order to promote, foster and support economic development within the State and to finance such projects by the issuance of revenue bonds; and

     WHEREAS, the Issuer is further authorized to issue revenue bonds for the purpose of providing funds to pay all or a part of the cost of providing the aforementioned economic development projects; to sell, lease, exchange, transfer or otherwise dispose of any real or personal property; to pledge or assign any money, rents, charges, fees or other revenues and any proceeds derived from sales of property, insurance or condemnation awards; and

     WHEREAS, the Issuer has duly authorized as a project under the Act the following by the Company: (a) the acquisition and improvement on the Project Site (as hereinafter defined) of the Building (as hereinafter defined) and (b) the acquisition and installation therein and thereon of the Equipment (as hereinafter defined), which Project Site, Building and Equipment together shall constitute the Project (as hereinafter defined); and

     WHEREAS, the Issuer has duly authorized the issuance of its revenue bonds more particularly designated as Mississippi Business Finance Corporation Taxable Revenue Bonds, Series 1998 (Halter Marine Group, Inc. Project) (the "1998 Series Bonds") pursuant to the Act in the aggregate principal amount of $30,000,000 in order to loan the proceeds thereof to the Company to finance the acquisition, improvement and installation of the Project pursuant to a contractual arrangement whereby the amount of loan payments to be made to the Issuer by the Company shall be sufficient to pay the principal of, Make-Whole Premium, if applicable, and interest on the 1998 Series Bonds as and when the same shall become due and payable; and

     WHEREAS, the 1998 Series Bonds are to be issued pursuant to and secured by a trust indenture (the "Indenture") dated as of the date hereof, by and between the Issuer and SouthTrust Bank, National Association, located in Birmingham, Alabama (the "Trustee"); and

     WHEREAS, The First National Bank of Chicago (the "Bank") has agreed to issue its irrevocable direct-pay letter of credit (the "Letter of Credit") in favor of the Trustee in order to further secure the payment of the principal of, Make-Whole Premium, if applicable, and interest on the 1998 Series Bonds; and

     WHEREAS, to further secure the payment of the 1998 Series Bonds, the Company has authorized, executed and delivered a Note (as hereinafter defined) to the Issuer, which Note the Issuer has assigned to the Trustee;

     NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENTS, THIS LOAN AGREEMENT
WITNESSETH:

     That the parties hereto, intending to be legally bound hereby and in consideration of the mutual covenants hereinafter contained, do hereby agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

     SECTION 1.0 DEFINITIONS. The terms set forth below shall have the following meanings in this Loan Agreement, unless the context clearly otherwise requires. Except where the context otherwise requires, words importing the singular number shall include the plural number and vice versa. Capitalized terms used and not defined herein shall have the meanings ascribed to them in the Indenture and the Letter of Credit.

ACT:

     "Act" shall mean Sections 57-10-401 et seq., Mississippi Code of 1972, as amended and supplemented and Sections 57-10-201 et seq., Mississippi Code of 1972, as amended and supplemented.

ADDITIONAL BONDS:

     "Additional Bonds" shall mean Bonds of any Series, other than the 1998 Series Bonds, duly issued, authenticated and delivered pursuant to the Indenture.

ADMINISTRATION EXPENSES:

     "Administration Expenses" shall mean the reasonable and necessary fees, costs or expenses incurred or payable by the Company being: (a) the Initial Administrative Fee payable to the Issuer and (b) the compensation and expenses paid to or incurred by the Trustee or any Paying Agent under this Agreement or the Indenture.

AFFILIATE:

     "Affiliate" shall mean any person, firm or corporation controlled by, or under common control with the Company and any person, firm or corporation controlling the Company.

AGREEMENT:

     "Agreement" shall mean this Loan Agreement between the Issuer and the Company and any and all modifications, alterations, amendments and supplements hereto made in accordance with the provisions hereof and the Indenture.

ALTERNATE LETTER OF CREDIT:

     "Alternate Letter of Credit" shall mean an irrevocable, direct-pay substitute letter of credit or an extension of an existing Credit Facility delivered to and accepted by the Trustee pursuant to

Section 11.04 of the Indenture provided that any extension or renewal of a Credit Facility (other than an extension of the Letter of Credit) shall be regarded as the delivery of an Alternate Letter of Credit for the purposes of the Indenture. An Alternate Letter of Credit shall (a) be issued by a commercial bank organized and doing business in the United States of America or a branch or an agency of a foreign commercial bank located in the United States of America and subject to regulation by state or federal banking regulatory authorities with capital stock and surplus of at least $50,000,000 and having a rating on its long-term deposits of not less than Aa3 by Moody's or AA- by Standard & Poor's, (b) have the same terms as the Letter of Credit (except for the expiration date, which shall be on a January thirtieth (30th) and shall be at least two (2) years following the effective date thereof) and (c) be in substantially the form of the Letter of Credit. Prior to acceptance of an Alternate Letter of Credit, the Trustee must be satisfied that certain requirements set forth in Section 11.04 of the Indenture have been met.

ANNEX A:

     "Annex A" shall mean the attachment annexed hereto and made a part hereof containing such information as is specifically referred to therein.

AUTHORIZED COMPANY REPRESENTATIVE:

     "Authorized Company Representative" shall mean any person or persons at the time designated to act on behalf of the Company by a written certificate, signed on behalf of the Company by its President or one of its Vice Presidents or other duly authorized Person and its Secretary or its Treasurer or its Comptroller or one of its Assistant Secretaries, Assistant Treasurers or Assistant Comptrollers or other duly authorized Person and furnished to the Issuer and the Trustee, containing the specimen signature of each such person.

BANK:

     "Bank" shall mean The First National Bank of Chicago which is issuing the Letter of Credit and its successors and assigns (in whole or in part) under the Credit Agreement meeting the requirements of a provider of an Alternate Letter of Credit hereunder, or any issuer of an Alternate Letter of Credit.

BOND COUNSEL:

     "Bond Counsel" shall mean an attorney-at-law or a firm of attorneys, designated by the Issuer, of nationally recognized standing in matters pertaining to bonds issued by states and their political subdivisions, duly admitted to the practice of law before the highest court of any state of the United States of America.

BOND COUNSEL'S OPINION:

     "Bond Counsel's Opinion" shall mean an opinion signed by Bond Counsel and satisfactory to the Issuer and the Trustee.

BOND FUND:

     "Bond Fund" shall mean the fund created under Section 6.01 of the Indenture and held by the Trustee and the accounts created thereunder.

BONDHOLDER:

     "Bondholder" or "holder of the Bonds" or "holder" shall mean the Registered Owner of any Bond.

BONDS:

     "Bonds" or "Bond" shall mean any Bond or all of the Bonds, as the case may be, of the Issuer authorized and issued by the Issuer, authenticated by the Trustee and delivered under the Indenture.

     The term "outstanding", when used with reference to Bonds, shall mean, at any date as of which the amount of outstanding Bonds is to be determined, the aggregate of all Bonds authorized, issued, authenticated and delivered under the Indenture, except:

          Bonds canceled or surrendered to the Trustee for cancellation pursuant to Section 2.13 of the Indenture prior to such date; and

          Bonds in lieu of or in substitution for which other Bonds shall have been authenticated and delivered pursuant to the Indenture unless proof satisfactory to the Trustee and the Company is presented that any such Bond is held by a bona fide holder in due course.

     In determining whether holders of a requisite aggregate principal amount of Bonds outstanding have concurred in any request, demand, authorization, direction, notice, consent or waiver under the Indenture, Bonds which are owned by the Company or any Affiliate of the Company or the Issuer shall be disregarded and deemed not to be outstanding for the purpose of any such determination; provided, however, that for the purpose of determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Bonds which the Trustee actually knows to be so owned shall be so disregarded.

BUILDING:

     "Building" shall mean the building or buildings located on the Project Site described in Exhibit A, and all additions, modifications and improvements thereto, as they may at any time exist.

 BUSINESS DAY:

     "Business Day" shall mean any day, other than a Saturday or Sunday, on which neither the Trustee nor the Bank is closed and on which the payment system of the Federal Reserve System is operational.

COMPANY:

     "Company" shall mean Halter Marine Group, Inc., a corporation organized and existing under the laws of the State of Delaware, or any corporation, partnership or sole proprietorship which is the surviving, resulting or transferee person in any merger, consolidation or transfer of assets permitted under Section 5.02 of this Agreement and shall also mean, unless the context otherwise requires, an assignee of this Agreement as permitted by Section 6.02 of this Agreement.

COMPLETION DATE:

     "Completion Date" shall mean the date of completion of the acquisition, construction, installation and equipping of the Project, as that date shall be certified pursuant to Section 5.05 of the Indenture and Section 3.05 of this Agreement.

CONSTRUCTION FUND:

     "Construction Fund" shall mean the fund created under Section 5.01 of the Indenture and held by the Trustee.

COST:

     "Cost" or "Cost of the Project" shall mean and be deemed to include to the extent permitted by the Act and the Code, whether incurred prior to or after the date of the Loan Agreement, (a) obligations of the Issuer or of the Company incurred for labor, materials, machinery, equipment and other expenses and to architects, contractors, builders and materialmen in connection with the construction, installation and equipping of the Project and improvements thereto; (b) the cost of contract or performance bonds or of other bonds and of insurance of all kinds that may be required or necessary prior to or during the course of construction, installation and equipping of the Project; (c) all costs of architectural and engineering services, including the expenses of the Issuer and the Company for test borings, surveys, test and pilot operations, estimates, plans and specifications and preliminary investigations therefor, and for supervising construction, as well as for the performance of all other duties required by or as a result of the proper construction, installation and equipping of the Project; (d) compensation and expenses of the Issuer, the Bank and the Trustee, legal, accounting, financial and printing expenses, fees and all other expenses incurred in connection with the issuance of the Bonds, which are not otherwise provided for under the terms of the Loan Agreement; (e) all other costs which the Issuer or the Company shall be required to pay under the terms of any contract or contracts for the construction, installation and equipping of the Project; (f) any sums required to reimburse the Issuer or the Company for advances made by either of them for any of the above items, or for any other costs incurred and for work done by either of them, which are properly chargeable to the Project being constructed, installed and equipped; (g) any costs and fees incurred in obtaining the Letter of Credit; (h) the Initial Administrative Fee and Administration Expenses; and
(i) any other expenses or fees of the Issuer, the Trustee or the Bank, which in the opinion of the Issuer or the Company, are related to the Project or the Bonds, including but not limited to, commitment and legal fees and the costs, fees and expenses of the Placement Agents in connection with the initial issuance and sale of the Bonds.

CREDIT AGREEMENT:

     "Credit Agreement" shall have the meaning set forth in the Indenture.

CREDIT FACILITY:

     "Credit Facility" shall mean the Letter of Credit if then in effect or an Alternate Letter of Credit if then in effect.

EQUIPMENT:

     "Equipment" shall mean those items of machinery, equipment, fixtures and other tangible personal property which (a) have been or are to be acquired and installed in the Building or elsewhere at or on the Project Site, (b) were acquired with proceeds of the 1998 Series Bonds and (c) any item of machinery, equipment, fixtures and other tangible personal property which may be acquired and installed in the Building or elsewhere at or on the Project Site in substitution therefor pursuant to the provisions of this Agreement, and renewals and replacements of any of the foregoing less such property as may be released pursuant to the provisions of this Agreement or taken by the exercise of the power of eminent domain, all as they may at any time exist.

EVENT OF DEFAULT:

     "Event of Default", "event of default", "Default" and "default" shall mean any Event of Default specified in Section 7.01 of this Agreement.

GOVERNMENT OBLIGATIONS:

     "Government Obligations" shall mean (a) direct obligations of the United States of America for the payment of which the full faith and credit of the United States of America is pledged and (b) obligations issued by a person controlled or supervised by and acting as an instrumentality of the United States of America, the full and timely payment of the principal of, and premium, if any, and interest on which is fully guaranteed as a full faith and credit obligation of the United States of America (including any securities described in (a) or (b) issued or held in book-entry form on the books of the Department of Treasury of the United States of America or Federal Reserve Bank), which obligations, in either case, are not subject to redemption or prepayment prior to maturity at the option of any one other than the holder.

INDENTURE:

     "Indenture" shall mean the Trust Indenture, dated as of the date hereof, between the Issuer and the Trustee, pursuant to which the Bonds are to be issued and secured, as the same may be amended or supplemented from time to time in accordance with the provisions thereof.

INITIAL ADMINISTRATIVE FEE:

     "Initial Administrative Fee" shall mean (a) the initial fee of the Issuer with respect to the 1998 Series Bonds in the amount of Thirty Thousand and No/100ths Dollars ($30,000) which fee is required to be paid by the Company to the Issuer pursuant to this Agreement, (b) the fee of the Issuer's Financial Advisor and (c) any initial acceptance fee of the Trustee.

INVESTMENT SECURITIES:

     "Investment Securities" shall mean any one of the following, if and to the extent the same are at the time legal for the investment of the Issuer's funds:

     (a)  Government Obligations;

     (b) certificates of deposit, time deposits or other banking arrangements, whether negotiable or non-negotiable, issued by any bank or national banking association having a capital stock and surplus of more than $20,000,000, including the Trustee;

     (c) commercial paper that is rated A-1 or A-2 by Standard & Poor's or P-1 or P-2 by Moody's;

     (d) a repurchase agreement with any bank or national banking association having a capital stock and surplus of more than $20,000,000, including the Trustee, and a rating by Moody's within its NCO/Moody's ratings of Baa-3 or prime 3, provided the obligation of the bank to repurchase is within thirty (30) days of the date of purchase; and

     (e) interests in any money market mutual fund including those of the Trustee which invests solely in Government Obligations or repurchase agreements which are collateralized solely by Government Obligations.

ISSUER:

     "Issuer" shall mean the Mississippi Business Finance Corporation, constituting a public corporation of the State, its successors and assigns, and any public corporation resulting from or surviving any consolidation or merger to which it or its successors may be a party.

LETTER OF CREDIT:

     "Letter of Credit" shall have the meaning set forth in the Indenture.

MAKE-WHOLE PREMIUM:

     "Make-Whole Premium" shall have the meaning set forth in the Indenture.

MOODY'S:

     "Moody's" shall mean Moody's Investors Service, Inc., a Delaware corporation, its successors and assigns and, if dissolved or liquidated or if it no longer performs the functions of a securities rating agency, "Moody's" shall be deemed to refer to any other nationally recognized securities rating agency designated by the Company (with the approval of the Issuer), by written notice to the Trustee.

1998 SERIES BONDS:

     "1998 Series Bonds" shall mean Mississippi Business Finance Corporation Taxable Revenue Bonds, Series 1998 (Halter Marine Group, Inc. Project) and issued in the aggregate principal amount of $30,000,000 and initially issued under the Indenture.

NOTE:

     "Note" shall mean the Promissory Note of the Company issued by the Company to the Issuer in accordance with Section 4.02 hereof, the form of which is attached hereto as Exhibit D and any amendments or supplements thereto.

OPINION OF COUNSEL:

     "Opinion of Counsel" shall mean an opinion in writing signed by legal counsel, who may be an employee of or counsel to the Company, and is not unsatisfactory to the Trustee. Any Opinion of Counsel in connection with the Letter of Credit or any Alternate Letter of Credit must opine as to the validity and enforceability of the Letter of Credit or the Alternate Letter of Credit and must be given by legal counsel independent from the Bank and licensed to practice law in the jurisdiction which governs the validity and enforceability of the Letter of Credit or the Alternate Letter of Credit.

PAYMENT DATE OR PAYMENT DATES:

     "Payment Date" or "Payment Dates" shall mean (a) as to the 1998 Series Bonds, December 31 and June 30 of each year commencing June 30, 1998, provided, however, that if any such Payment Date shall fall on a day other than a Business Day, the payment due on such Payment Date shall be due on the next succeeding Business Day and (b) as to Additional Bonds, each date or dates designated as a Payment Date or Dates in the applicable Supplemental Indenture and Additional Bonds.

PERMITTED ENCUMBRANCES:

     "Permitted Encumbrances" shall mean and include:

     (a)  the lien of taxes and assessments which are not delinquent;

     (b) the lien of taxes and assessments which are delinquent but the validity of which is being contested as permitted by Section 4.06 of this Agreement;

     (c) any liens created by and under the Indenture, this Agreement and the Note;

     (d) those liens, charges and encumbrances in Exhibit C attached hereto, to which the Company's title to the Project Site is subject;

     (e) easements, exceptions or reservations executed after the date hereof for the purpose of pipelines, telephone lines, telegraph lines, power lines and sub-stations, roads, streets, alleys, highways, railroad purposes, drainage and sewerage purposes, dikes, canals, laterals, ditches, the removal of oil, gas, coal or other minerals, and other like purposes, or for the joint or common use of real property, facilities and equipment, which, in the reasonable opinion of the Company, in the aggregate do not impair the value or the use of such property for the purposes for which it is or may reasonably be expected to be held;

     (f) rights reserved to or vested in any municipality or governmental or other public authority to control or regulate any portion of the Project which in the aggregate do not impair the use of the Project for the purposes for which, in the reasonable opinion of the Company, it is or may reasonably be expected to be held;

     (g) the rights of the Issuer, the Trustee and the Bank (as the case may be) under this Agreement, the Indenture and the Note;

     (h) any lien on the Project or any part thereof created pursuant to this Agreement from the Company to the Issuer, as assigned to the Trustee pursuant to the Indenture; and

     (i) such other encumbrances as the Bank may approve or that may be permitted by the Credit Agreement.

PERSON OR PERSON:

     "Person" or "person" shall mean, as the case may be, any individual, sole proprietorship, corporation, partnership (including without limitation, general and limited partnerships), joint venture, association, joint stock company, trust, unincorporated organization or government, any agency or political subdivision thereof, or public corporation.

PLACEMENT AGENTS:

     "Placement Agents" shall mean SPP Hambro & Co., LLC and Hibernia National Bank.

PLANS AND SPECIFICATIONS:

     "Plans and Specifications" shall, if such exist, mean the plans and specifications prepared for the Project, certified by an Authorized Company Representative, as the same may be implemented, detailed and revised from time to time.

PROJECT:

     "Project" shall mean (a) the Project Site, Building and/or the Equipment financed with proceeds of the 1998 Series Bonds as the same may become more detailed from time to time, including any repair, replacement or modification thereof, substitutions therefor and additions thereto and excluding deletions therefrom, and including personal property installed in accordance with Section
4.15 of this Agreement, (b) repairs, replacements, enlargements, improvements or extensions of said facilities financed by Additional Bonds and (c) additional facilities financed by Additional Bonds.

PROJECT SITE:

     "Project Site" shall mean the real property described in Exhibit B attached hereto on which the Building and the Equipment are or will be situated.

PROPERTY:

     "Property" shall mean any interest in any kind of asset, whether real, personal or mixed, or tangible or intangible.

RATING AGENCY:

     "Rating Agency" shall mean Moody's and/or Standard & Poor's.

 REDEMPTION PRICE:

     "Redemption Price" shall mean the principal of and interest on the 1998 Series Bonds to be redeemed, and the Make-Whole Premium, if applicable, and all other amounts due and owing in respect of such 1998 Series Bonds to be redeemed.

REGISTERED OWNER:

     "Registered Owner" shall mean the Person or Persons in whose name or names the particular Bond or Bonds shall be registered on the Bond Register.

RELATED COMPANY OR RELATED COMPANIES:

     "Related Company: or "Related Companies" shall mean Halter Pascagoula, Inc. ("Pascagoula"), Gulf Coast Fabrication, Inc. ("Gulf Coast") and Halter Gulfport, Inc. ("Gulfport"), all of which are wholly owned subsidiaries, directly or individually, of the Company.

SERIES OR SERIES OF BONDS:

     "Series" or "Series of Bonds" shall mean all of the Bonds authenticated and delivered on original issuance in a simultaneous transaction, and any Bonds thereafter authenticated and delivered in lieu of or in substitution for such Bonds, pursuant to the provisions of the Indenture, regardless of variations in maturity, interest rate, or other provisions.

STANDARD & POOR'S:

     "Standard & Poor's" shall mean Standard & Poor's Corporation, a New York corporation, its successors and assigns and, if dissolved or liquidated or if it no longer performs the functions of a securities rating agency, "Standard & Poor's" shall be deemed to refer to any other nationally recognized securities rating agency designated by the Company (with the approval of the Issuer), by written notice to the Trustee.

STATE:

     "State" shall mean the State of Mississippi.

SUPPLEMENTAL INDENTURE:

     "Supplemental Indenture" or "indenture supplemental hereto" shall mean any indenture supplemental to or amendatory of the Indenture as originally executed which is duly executed and delivered in accordance with the provisions of the Indenture.

TRUSTEE:

     "Trustee" shall mean SouthTrust Bank, National Association (and its corporate successors) and its successor under the Indenture, a national banking association organized and existing under the laws of the United States of America with its principal corporate trust office located in Birmingham, Alabama.

                                  ARTICLE II

                                REPRESENTATIONS

     SECTION 2.01. REPRESENTATIONS OF THE ISSUER. The Issuer makes the following representations as the basis for the undertakings on the part of the Company herein contained.

     (a) The Issuer is a public corporation of the State and is authorized pursuant to the provisions of the Act to enter into the transactions contemplated by this Agreement.

     (b) The Issuer has full power and authority to enter into the transactions contemplated by this Agreement and the Indenture and to carry out its obligations hereunder and thereunder.

     (c) To the best of its knowledge, the Issuer is not in default under any provisions of the laws of the State material to the performance of its obligations under this Agreement.

     (d) The Issuer has been duly authorized to execute and deliver this Agreement, the Indenture and the assignments of this Agreement and the Note to the Trustee and by proper corporate action has duly authorized the execution and delivery hereof and thereof and as to the Issuer, this Agreement and the Indenture are valid and legally binding and enforceable in accordance with their terms, except to the extent that the enforceability thereof may be limited (1) by bankruptcy, reorganization, or similar laws limiting the enforceability of creditors' rights generally or (2) by the availability of any discretionary equitable remedies.

     (e) The loan of the proceeds of the 1998 Series Bonds for the construction, installation and equipping of the Project by the Company, as provided by this Agreement, will further the purposes of the Act, to wit: to induce the location or expansion of manufacturing facilities within the State by granting tax credits to approved companies and thereby advance the public purpose of relieving unemployment by creating new jobs within the State and to create new sources of tax revenues for the support of public services provided by the State.

     (f) Under existing statutes and decisions no taxes on income or profits are imposed on the Issuer.

     (g) The Company is an "eligible company" within the meaning of the Act and is entitled to the benefits provided by the Act.

     SECTION 2.02. REPRESENTATIONS OF COMPANY. The Company makes the following representations as the basis for the undertakings on the part of the Issuer herein contained:

     (a) the Company is a corporation duly incorporated under the laws of the State of Delaware and the Company is in good standing and is duly qualified to transact business in the State, has power to enter into the Note and this Agreement and by proper corporate action has duly authorized the execution and delivery of the Note and this Agreement and as to the Company, this Agreement and the Note are valid and legally binding and enforceable in accordance with their respective terms, except to the extent that the enforceability thereof may be limited (1) by bankruptcy, reorganization, or similar laws limiting the enforceability of creditors' rights generally or (2) by the availability of any discretionary equitable remedies;

     (b) the Company is not in violation of any provision of its certificate of incorporation, its by-laws or any laws in any manner material to its ability to perform its obligations under this Agreement or the Note, has power to enter into this Agreement and the Note and has duly authorized the execution and delivery of this Agreement and the Note by proper corporate action;

     (c) the Project consists of (1) the acquisition and construction on the Project Site as more particularly described in Exhibit B to this Agreement of the Building as more particularly described in Exhibit A to this Agreement and in the Plans and Specifications, and (2) the acquisition and installation on the Project site and in the Building of the Equipment;

     (d) the estimated Cost of the Project is not less than the principal amount of the 1998 Series Bonds;

     (e) the Company is an "eligible company" within the meaning of the Act and the Company is engaged in manufacturing within the meaning of Section 57-10-401(g)(i) and 57-10-401(j) of the Act in connection with the Project.

     (f) neither the execution and delivery of this Agreement, the Credit Agreement or the Note, the consummation of the transactions contemplated hereby or thereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement or the Note, conflicts with or results in a breach of the terms, conditions or provisions of any corporate restriction or any agreement or instrument to which the Company is now a party or by which it, or any of its property, is bound, or constitutes a default under any of the foregoing, or results in the creation or imposition of any impermissible lien, charge or encumbrance whatsoever upon any of the property or assets of the Company under the terms of any instrument or agreement;

     (g) there are no pending, or to the knowledge of the Company, threatened actions or proceedings before any court or administrative agency which are likely in any case or in the aggregate to materially adversely affect the financial condition or business or operations of the Company, nor is the Company aware of any facts or circumstances that would give rise to any such actions or proceedings;

     (h) all information furnished by the Company to the Issuer for the purpose of approving the financing of the Project through the sale and issuance of the 1998 Series Bonds including, but not limited to, its application for financing is true, accurate and complete as of the date hereof and thereof; and

     (i) the financing of the Project will result in the creation of approximately 926 new net full time jobs.

     SECTION 2.03.   BENEFITS UNDER THE ACT.

     (a) The parties hereto acknowledge that the Company has been induced to proceed with the construction and installation of the Project in part by the benefits conferred on the Company and the Related Companies by the Act. The Issuer agrees that it will not take any action to limit, curtail or otherwise make unavailable to the Company and the Related Companies any of the benefits available under the Act.

     (b) With respect to benefits conferred by the Act referenced in (a) above, the following shall apply:

          (1) the maximum benefits accruing in any calendar year with respect to the income tax credit (other than any credits which may be carried forward to future years pursuant to the Act) shall not exceed the payments on the 1998 Series Bonds during such year and the fees and expenses of the Trustee, costs of issuance, letter of credit fees and expenses and such other fees and expenses referenced herein;

          (2) any benefit claimed or received by the Company and/or the Related Companies for any Cost shall not be used as a deduction under the laws of the State in order to determine the taxable income of the Company and/or the Related Companies in the State;

          (3) the Company shall request the Trustee to provide the Issuer, not later than ninety (90) days after the end of each calendar year, with a certificate setting forth the amount of all payments made to the Trustee with respect to the 1998 Series Bonds whether for principal, Make-Whole Premium, if applicable, interest or the fees and expenses of the Trustee and the percentage of said amount attributable to each of the Related Companies;

          (4) the benefits accruing to the Company and the Related Companies under this Section 2.03 shall cease in the event:

              (A)  a default should occur under this Agreement or the Indenture;
          or

              (B) the Company should fail to operate the Project for a period of nine (9) consecutive months following the placement of the Project in operation except for force majeure, strikes, lockouts, damage, destruction, act of God or in general, reasons beyond the Company's reasonable control excepting, however, general economic conditions; provided, however, if the Company or a Related Company should fail to operate its portion of the Project for such period, the loss of benefits shall apply only to such portion of the Project;

          (5) the Company agrees to comply and to have the Related Companies comply with the terms and provisions of the Act in all respects with respect to the benefits available under the Act;

          (6) the benefits or credits available under the Act shall cease to accrue on the date the principal and interest on the 1998 Series Bonds are paid in full whether at maturity or by way of redemption and any benefits or credits carried forward as permitted by the Act shall be available to the Company and/or the applicable Related Company for three (3) years from such date of payment or redemption at which time all benefits under the Act shall cease to exist and all unused benefits or credits shall be forfeited;

          (7) the benefits accruing to the Company and each Related Company under this Section 2.03 shall be limited to the annual debt service payments on the 1998 Series Bonds for qualified Cost of the Project and shall be reduced by the amount of surplus funds remaining after completion of the Project which shall be used to redeem Bonds as provided for in
     Section 3.06 of this Agreement;

          (8) the Company and/or each Related Company will report to the Mississippi Employment Security Commission ("MESC") its employees as required by law, and shall annually report to the Issuer the average number of employees reported for each year to the MESC and this shall be done for each year after the year in which the Project was induced for financing by the Issuer;

          (9) for purposes of determining the benefits to which the Company and/or the Related Companies are eligible under the Act, the following definitions shall apply:

               (A) (i)   BASE EMPLOYMENT ("BE") means the average number of
          employees of each Related Company in the State during the preceding twelve (12) month period ending February 14, 1996 for Pascagoula and June 26, 1997 for Gulf Coast and Gulfport, as reported by the Company and/or each Related Company to the MESC.

                   (ii) BASE INVESTMENT ("BI") means the present true value of the capital assets owned or leased by the each Related Company within the State as determined by the Tax Assessor of each county in which each Related Company owns or leases capital assets related to manufacturing, processing, distribution or warehousing facilities or corporate or regional offices.

                   (iii) FUTURE EMPLOYMENT ("FE") means the average number of employees of each Related Company in the State after the applicable portion of the Project is completed, which may be an estimate for the first twelve (12) months after completion, and as reported by the Company and/or each

               Related Company to the MESC over each twelve (12) month period thereafter.

                   (iv) FUTURE INVESTMENT ("FI") means the sum of (x) the Base Investment; (y) the Cost of the Project for each applicable portion of the Project paid with the proceeds of the 1998 Series Bonds; and (z) funds of each Related Company used to pay its Cost of the Project, including the cost of any machinery, equipment, fixtures or other tangible personal property located or to be located at or on the applicable portion of the Project Site or installed in the applicable portion of the Building.

               (B) The Company represents and warrants that as of the date of this Agreement that:

                   (i) the Base Employment for Pascagoula is 83 employees and the Base Investment is $0.00, and

                   (ii) the Company reasonably anticipates that the Future Employment for the first twelve (12) months after completion of the applicable portion of the Project for Pascagoula will be 800 employees which represents increased employment of 717 employees in connection with the applicable portion of the Project, and the Future Investment in connection therewith will be $25,000,000.

                   (iii) the Base Employment for Gulf Coast is 180 employees and the Base Investment is $8,153,526.00, and

                   (iv) the Company reasonably anticipates that the Future Employment for the first twelve (12) months after completion of the applicable portion of the Project for Gulf Coast will be 250 employees which represents increased employment of 70 employees in connection with the applicable portion of the Project, and the Future Investment in connection therewith will be $3,000,000.

                   (v) the Base Employment for Gulfport is 311 employees and the Base Investment is $21,076,723.00, and

                   (vi) the Company reasonably anticipates that the Future Employment for the first twelve (12) months after completion of the applicable portion of the Project for Gulfport will be 450 employees which represents increased employment of 139 employees in connection with the applicable portion of the Project, and the Future Investment in connection therewith will be $2,000,000.

               (C) The percentage of the Company's or each Related Company's total state income tax liability in which it shall be entitled to an income tax credit provided by the Act shall be determined annually as follows:

                   (i)   (FE-BE) * FE = Employment Valuation Percentage ("EVP")

                   (ii)  (FI-BI) * FI = Investment Valuation Percentage ("IVP")

                   (iii) [(EVP x 2) + IVP] * 3 = Percentage of income tax
               liability of the Company or each Related Company to which it is entitled to an income tax credit.

     With respect to the benefits that may accrue to the Company and each Related Company under this Section 2.03, the Company acknowledges and agrees that the Issuer makes no representation, warranty or covenant regarding the enforceability of the Company's or each Related Company's rights to receive the benefits, the extent that such benefits may be received nor the term under which the Company or each Related Company may be entitled to receive the benefits.

     The Issuer agrees to provide reasonable assistance to the Company and/or each Related Company in securing any other State tax exemptions which the Company and/or each Related Company may legally qualify for, including, but not limited to, sales tax exemptions and ad valorem tax exemptions, in connection with each applicable portion of the Project.

                                  ARTICLE III

                 COMPLETION OF PROJECT; ISSUANCE OF THE BONDS

     SECTION 3.01.  COMPLETION OF PROJECT; BEST EFFORTS.  Except as provided in
Section 3.06 hereof, the Company will timely construct, install and equip the Project or timely cause the Project to be constructed, installed and equipped in accordance with the Plans and Specifications and as herein provided, will use its best efforts to cause the construction, installation and equipping thereof to be completed with all reasonable dispatch, but if for any reason such construction, installation and equipping shall not be completed there shall be no resulting diminution in or postponement of the loan payments required in
Section 4.02 hereof to be paid by the Company.

     Anything in this Agreement notwithstanding, the Issuer shall not be obligated to complete the construction, installation and equipping of the Project upon acceleration of the payment of the unpaid portion of the loan payments due pursuant to this Agreement and the making of all payments in the amount required by, and in accordance with the terms of, this Agreement.

     In order to effectuate the purposes of this Agreement, the Company will make, execute, acknowledge and deliver, or cause to be made, executed, acknowledged and delivered, all contracts, orders, receipts, writings and instructions, in the name of the Company or otherwise, with or to other persons, firms or corporations, and in general do or cause to be done all such other things as may be requisite or proper for the construction, installation and equipping of the Project and fulfillment of the obligations of the Company under this Agreement.

     The Company will maintain such records in connection with the Cost of the construction, installation and equipping of the Project as to permit ready identification thereof.

     The Company hereby grants to the Issuer the right, privilege and authority to take all action and to do all other things necessary to effectuate the purposes of this Agreement.

     SECTION 3.02. ISSUANCE OF BONDS. In order to provide funds for payment of the Cost of the Project, the Issuer, concurrent with or as soon as practicable after the execution of this Agreement, and subject to the provisions of Section
3.02 of the Indenture, will sell, issue and deliver to the initial purchaser or purchasers of the 1998 Series Bonds, as directed by the Placement Agents, the 1998 Series Bonds and deposit the proceeds thereof with the Trustee, as follows:
(a) in the Bond Fund, a sum equal to the accrued interest, if any, paid by the initial purchaser or purchasers of the 1998 Series Bonds and (b) in the Construction Fund, the balance of the proceeds to be received from said sale.

     Upon written request from the Company to the Issuer to issue Additional Bonds to complete payment of the Cost of the Project and subject to Sections
2.06 and 3.03 of the Indenture, the Issuer shall use its best efforts to issue such Bonds in one or more Series for such purpose in accordance with the provisions of the Indenture and the Act; provided, however, that the failure of the Issuer to issue Additional Bonds shall not release the Company from any of the provisions of this Agreement, regardless of the reason for such failure.

     SECTION 3.03. REQUISITION FOR CONSTRUCTION FUNDS. The Issuer has, in the Indenture, authorized and directed the Trustee to make payments from the Construction Fund to pay the Cost of the Project, upon receipt by the Trustee of
(a) original executed requisitions (upon which both the Issuer and the Trustee may rely conclusively and shall be protected in relying) signed by an Authorized Company Representative, stating with respect to each payment to be made: (1) the requisition number, (2) the name and address of the Person to whom payment is due or, in the event such payment is to reimburse the Issuer or the Company, the name and address of the Person to whom payment previously has been made (or, in the case of payments to the Bond Fund, instructions to make such payments to the Bond Fund), (3) the amount to be paid, (4) that there has been no default by the Company under this Agreement, and (5) that each obligation, item of cost or expense mentioned therein has been properly incurred, is a proper charge against the Construction Fund and has not been the basis of any previous withdrawal; (b) if required by the Credit Agreement, executed copies of certifications of work completed by a licensed architect, if the work is of the type which a licensed architect would be able to certify as complete, which certifications shall be prepared on AIA draw forms or comparable documents; and (c) if required by the Credit Agreement, an endorsement to the title insurance policy related to the Project Site, if any, indicating no encumbrances to title other than Permitted Encumbrances and reflecting the payments made.

     SECTION 3.04. REVISIONS TO PLANS AND SPECIFICATIONS. The Company may revise the Plans and Specifications at any time and from time to time prior to the Completion Date. No material revision in the Plans and Specifications will be made in the course of construction of the Project unless and until such revision shall have been certified by an Authorized Company Representative and filed with the Trustee.

     SECTION 3.05. CERTIFICATE OF COMPLETION. When the Project is completed and ready to be placed in service (the "Completion Date"), the Trustee and the Issuer shall receive a certificate of an Authorized Company Representative stating, as applicable, that (a) the construction of the Building has been completed substantially in accordance with the Plans and Specifications and that the Project complies with all zoning, planning, building and environmental regulations and all regulations of any other governmental entities having jurisdiction over the Project, (b) the acquisition of the Equipment has been completed, (c) payment, or provision therefor of the Cost of the Building and the Equipment has been made except for any Cost of the Building and the Equipment not then due and payable or the liability for payment of which is being contested or disputed by the Company and (d) the Company has received a certificate of occupancy, if applicable, or that a certificate of occupancy is not required. Notwithstanding the foregoing, such certificate shall state that it is given without prejudice to any rights against third parties which exist at the date thereof or which may subsequently come into being. The Issuer and the Company agree to cooperate in causing such certificates to be furnished to the Trustee and the Issuer.

     SECTION 3.06. COMPLETION OF PROJECT IF BOND PROCEEDS INSUFFICIENT; SURPLUS PROCEEDS. If the moneys in the Construction Fund available for payment of the Cost of the Project

(including moneys from the proceeds of any Additional Bonds sold pursuant to the terms and provisions of the Indenture to finance completion of the Project) are not sufficient to pay the Cost of the Project in full, the Company will complete or cause to be completed the Project and pay or cause to be paid all of that portion of the Cost of the Project in excess of the moneys available therefor in the Construction Fund. The Issuer does not make any warranty, either express or implied, that the moneys which will be paid into the Construction Fund will be sufficient to pay the Cost of the Project. If the Company shall pay any portion of the Cost of the Project pursuant to the provisions of this Section 3.06, it shall not be entitled to any reimbursement therefor (except to the extent of reimbursement from the proceeds of any Additional Bonds sold to finance completion of the Project) from the Issuer, the Trustee, the Bank or the holders of any of the Bonds, nor shall it be entitled to any diminution in or postponement of the loan payments required in Section 4.02 hereof to be paid by the Company.

     If, upon the Completion Date, there shall be any surplus funds remaining in the Construction Fund not reserved to pay for the Cost of the Project, such funds shall, (a) be deposited in the Bond Fund and used, at the earliest date permissible under the terms of the Indenture without the payment of a call premium or penalty, to pay principal on such Series of Bonds through redemption or retirement or, at the option of the Company, be used to pay principal on the Bonds of such Series purchased by the Company at such earlier date or dates as the Company may elect and (b) be invested as provided in the Indenture.

     SECTION 3.07. DEFAULT BY CONTRACTORS. In the event of default of any contractor or subcontractor under any contract made by it in connection with the Project or in the event of a breach of warranty with respect to any materials, workmanship or performance guaranty, the Company may proceed, either separately or in conjunction with others, to pursue such remedies against the contractor or subcontractor so in default and against each surety for the performance of such contract as it may deem advisable. The Company will advise the Issuer, the Bank and the Trustee of the steps it intends to take in connection with any such default. If the Company shall so notify the Issuer, the Bank and the Trustee, the Company may, in its own name or in the name of the Issuer, prosecute any action or proceeding or take any other action involving any such contractor, subcontractor or surety which the Company deems reasonably necessary, and in such event the Issuer will cooperate fully with the Company. Any amounts recovered by way of damages, refunds, adjustments or otherwise in connection with the foregoing prior to the Completion Date shall be paid into the Construction Fund or, if recovered after the Completion Date and full disposition of the Construction Fund, shall be deposited in the Bond Fund and used in the same manner as provided in Section 3.06 hereof for surplus funds in the Construction Fund.

          SECTION 3.08. INVESTMENT OF CONSTRUCTION FUND. Any moneys held as a part of the Construction Fund shall, at the telephonic request of an Authorized Company Representative, confirmed in writing within two (2) Business Days be invested or reinvested by the Trustee as provided in Article VII of the Indenture.

                                  ARTICLE IV

                           ASSIGNMENT; LOAN PAYMENTS

     SECTION 4.01. ASSIGNMENT OF THIS AGREEMENT. The Issuer will assign this Agreement, pursuant to the Indenture, on the date of delivery of the 1998 Series Bonds to the Trustee. The Company acknowledges that its rights under this Agreement are subject to the lien, and the rights, remedies and powers, of the Trustee under the Indenture.

     The Company shall, at its expense, promptly and duly execute, acknowledge and deliver to the Trustee and the Issuer, as appropriate, such documents, instruments and assurances and take such further action as may from time to time be reasonably required or requested by the Trustee or the Issuer in order to more effectively carry out the intent and purposes of this Agreement, the Indenture and the Bonds issued thereunder, and the other instruments contemplated thereby.

     SECTION 4.02. LOAN PAYMENTS AND THE NOTE. The Company agrees to pay or cause to be paid to the Issuer, in immediately available funds, a sum equal to the aggregate principal amount of the Bonds issued under the Indenture for the Project, Make-Whole Premium, if applicable, together with interest on the unpaid balances thereof at the rates payable by the Issuer on such Bonds, in the amounts and on the Payment Dates as follows:

     (a) on the date of the issuance and delivery of the 1998 Series Bonds, the sum which equals the amount of accrued interest due on such date, if any;

     (b) on or before each Payment Date on which interest on the Bonds is due, commencing June 30, 1998, the amount which equals the interest to be paid on such Series of Bonds on such Payment Date; and

     (c) on or before each Payment Date on which principal of the Bonds is due, the amount which equals the sum of (1) the principal of Bonds of any Series which will be due and payable on such Payment Date and (2) the amount of the Redemption Price (including any Make-Whole Premium, if applicable) due and payable on such Payment Date;

provided, however, that if the Bonds shall theretofore have been deemed to have been paid pursuant to the Indenture no further payments need be made under subsections (b) and (c) of this Section.

     In the event the Company shall fail to make or cause to be made any of the payments required in this Section 4.02, the payment so in default shall continue as an obligation of the Company until the amount in default shall have been fully paid, and the Company will pay the same with interest thereon until paid at the rate or rates per annum borne by the Bonds issued under the Indenture.

     The Company shall execute the Note to evidence its obligation to make loan payments and any other sums payable by the Company to the Issuer hereunder and in respect of the Bonds and the

Issuer will assign and deliver the Note to the Trustee concurrently with the execution of this Agreement.

     The Company hereby agrees to deliver to the Trustee the Letter of Credit and the Issuer acknowledges and agrees that a payment pursuant to the Letter of Credit shall constitute a credit against the obligation of the Company to make a corresponding payment pursuant to subsections (b) and (c) of this Section 4.02. The Company hereby further agrees to comply with the provisions of the Indenture concerning Alternate Letters of Credit.

     The Company further agrees to pay to the party to whom such payment is due the Initial Administrative Fee and the Administration Expenses, all sums constituting a Cost of the Project and all other amounts due in respect of the 1998 Series Bonds as same shall have become due and payable.

     In addition, the Company is obligated to make payments which are accelerated hereunder upon the occurrence of certain events, all as described in
Article VIII hereof, including in the event of the mandatory redemption of all or part of the 1998 Series Bonds as a result of the failure to obtain an Alternate Letter of Credit in accordance with Section 11.04 of the Indenture, such payments are to be made in an amount sufficient, together with other funds held by the Trustee and available for such purpose, (a) to redeem at the earliest date permitted under the Indenture the 1998 Series Bonds to be redeemed at the Redemption Price (including any Make-Whole Premium, if applicable), (b) to pay any interest which will become due on such 1998 Series Bonds to the redemption date, (c) to pay all Administration Expenses accrued and to accrue through the date fixed for redemption and (d) to pay any and all other amounts owed on the Bonds under the terms and provisions of the Indenture, this Agreement and the Note.

     SECTION 4.03. ASSIGNMENT TO TRUSTEE; OBLIGATION TO MAKE PAYMENTS ABSOLUTE. It is understood and agreed that all payments by the Company under this Agreement (except payment of Administration Expenses pursuant to this Section 4.03, indemnification payments pursuant to Section 4.11 and fees and expenses pursuant to Section 7.04 of this Agreement) are to be assigned by the Issuer to the Trustee. The Company assents to such assignment and agrees that its obligation to make such payments to the Trustee is absolute and unconditional and is not subject to any defense (other than payment) or any right of set-off, counterclaim or recoupment arising out of any breach by the Issuer of any obligation to the Company, whether hereunder or otherwise, or out of any indebtedness or liability at any time owing to the Company by the Issuer or by any holder of any Bond. The Issuer directs the Company, and the Company agrees, to pay to the Trustee at its Corporate Trust Office as stated in the Indenture all payments (except payment of Administration Expenses pursuant to this Section 4.03, indemnification payments pursuant to Section 4.11 and fees and expenses pursuant to Section 7.04 of this Agreement) payable by the Company pursuant to this Agreement.

     So long as any Bonds are outstanding, the Company will pay directly to the Issuer, the Bank or the Trustee, as the case may be, on each Payment Date the amount of Administration Expenses payable to them respectively not theretofore provided for which have then accrued and become payable; provided, however, that before any such payment is due and payable, the Issuer, the Bank or the Trustee, as the case may be, will give notice to the Company, at least fifteen (15) days prior to such Payment Date, of the amount and nature of such Administration Expenses.

     SECTION 4.04. SOLE POSSESSION OF PROJECT BY THE COMPANY. The Company is entitled to sole and exclusive possession of the Project.

     SECTION 4.05. MAINTENANCE OF PROJECT. The Company will maintain, preserve and keep the Project or cause the Project to be maintained, preserved and kept, with the appurtenances and every part and parcel thereof, in good repair, working order and condition and will from time to time make or cause to be made all necessary and proper repairs, replacements and renewals.

     Subject to Section 6.01 of this Agreement, the Company shall have the privilege of remodeling the Project or making substitutions, modifications and improvements to the Project from time to time as it, in its discretion, may deem to be desirable for its uses and purposes, the cost of which remodeling, substitutions, modifications and improvements shall be paid by the Company, and the same shall be included under the terms of this Agreement as part of the Project.

     SECTION 4.06. PAYMENT OF TAXES AND ASSESSMENTS; COMPLIANCE WITH LAW; NO FURTHER LIENS. The Company will: (a) pay, or make provision for payment of, all lawful taxes and assessments, including income, profits, property or excise taxes, if any, or other municipal or governmental charges, levied or assessed by the federal, state or any municipal government with respect to or upon the Project or any part thereof or upon any payments hereunder when the same shall become due; (b) duly observe and comply with all valid requirements of any governmental authority relative to the Project; and (c) not create or suffer to be created any lien or charge upon the Project (except for Permitted Encumbrances) or the payments in respect to this Agreement; provided, however, that nothing in this Section 4.06 contained shall require the Company to pay or make provision for payment of any such taxes or assessments, or comply with any such requirements or cause to be discharged any such lien or charge so long as the validity thereof shall be contested in good faith by appropriate proceedings duly prosecuted by the Company, at its expense and in its own name and behalf or in the name and on behalf of the Issuer. In the event of any such contest, the Company may permit the taxes, assessments or other charges so contested to remain unpaid during the period of such contest and any appeal therefrom, unless, by nonpayment of any such items, the liens or security interests of this Agreement or the Indenture as to the loan payments, other revenues and proceeds derived from the Project will be materially endangered or will be subject to loss or forfeiture, in which event such taxes, assessments or charges shall be paid promptly, provided, however, that if, by posting a cash bond or surety bond, the Company can cause such lien to be satisfied and discharged it may post such bond in lieu of payment. The Issuer, at the expense of the Company, will cooperate fully with the Company in any such contest provided, however, that prior to any such contest the Company shall notify the Trustee in writing of its intention to contest the same setting forth the grounds for such contest.

     SECTION 4.07. OPERATION OF PROJECT. The Company agrees that so long as any of the Bonds are outstanding and the Project is in operation it will operate the Project, or cause the Project to be operated, as an "eligible company" in accordance with the Act.

     SECTION 4.08. PAYMENT OF EXPENSES. The Company will pay, or cause to be paid, in addition to the payments provided for in Sections 4.02 and 4.03 hereof, all of the expenses of operation of the Project, including, without limitation, the cost of all necessary and proper repairs, replacements and renewals made pursuant to Section 4.05 hereof and any and all taxes and assessments payable pursuant to Section 4.06 hereof.

     SECTION 4.09. PAYMENTS CONTINUE UPON DESTRUCTION OF PROJECT. It is understood and agreed that the payments under Section 4.02 and on the Note and other charges payable hereunder shall continue to be payable at the time and in the amounts herein specified, whether or not the Project, or any portion thereof, shall have been condemned or taken by eminent domain or destroyed, wholly or partially, by fire or other casualty, and that there shall be no abatement or diminution of any such payments and other charges by reason thereof.

     SECTION 4.10. AMENDMENT TO AGREEMENT. The Company agrees that in the event the Issuer shall, at the request of the Company and with the approval of the Bondholders and the Trustee, issue Additional Bonds under the Indenture for the purpose of completing the installation, equipping and/or construction of the Project or repairing, replacing, enlarging, improving or expanding the Project, the Company will, if necessary, enter into an amendment to this Agreement or a separate agreement related thereto with the Issuer which will contain such provisions as shall be required in respect of the issuance of such Additional Bonds.

     SECTION 4.11. RELEASE AND INDEMNIFICATION OF ISSUER, BANK AND TRUSTEE. The Company hereby releases the Issuer, the Bank and the Trustee from, and agrees that the Issuer, the Bank and the Trustee and their respective officers, directors, members, employees, attorneys, and agents shall not be liable for, and agrees to indemnify and hold the Issuer, the Bank and the Trustee and their respective officers, directors, members, employees, attorneys, and agents harmless against:

     (a) any liability, cost or expense in the administration of the Indenture and this Agreement and the obligations imposed on the Issuer, the Bank and the Trustee thereby and hereby;

     (b) any or all liability or loss, cost or expense, including reasonable attorneys' fees, resulting from or arising out of any loss or damage to property or any injury to or death of any person occurring on or about the Project Site or resulting from any defect in the fixtures, machinery, equipment or other property located on the Project Site or arising out of, pertaining to, or having any connection with the Project or the financing thereof (whether or not arising out of acts, omissions or negligence of the Company); and

     (c) any or all liability or loss, cost or expense, including attorneys' fees, arising out of or in connection with, or pertaining to the sale, issuance or delivery of the Bonds, including, but not limited to, liabilities arising under the Securities Act of 1933, the Securities Exchange Act of 1934 or any applicable state securities laws, but such indemnity for securities liability shall be subject to the limitation that such indemnity shall not have been determined by a binding legal precedent to be void as contrary to public policy and such indemnity for securities liability shall not include any liability or loss, cost or expense including attorneys' fees, arising out of or in connection with any legal opinion rendered pursuant to
Section 3.02(j) of the Indenture.

     The indemnity specified in this Section 4.11 shall not be effective to relieve the Issuer, the Bank or the Trustee or their respective officers, directors, members, employees, attorneys and agents from damages that result from (a) wanton or gross negligence or intentional or wilful misconduct on the part of the party seeking such indemnity, or (b) any misstatement or omission appearing in any offering circular, official statement or other document solely in reliance on information furnished by the party seeking such indemnity. This indemnification covenant shall survive the termination of this Agreement with respect to liability arising out of any event or act occurring prior to such termination.

     SECTION 4.12. INSURANCE. Throughout the term of this Agreement and to the extent required in the Credit Agreement, the Company shall keep the Project continuously insured against such risks as are customarily insured against by businesses of like size and type (other than business interruption insurance), paying as the same become due all premiums in respect thereto, including but not necessarily limited to casualty insurance against loss and/or damage to the Project, worker's compensation insurance and, if required by the Credit Agreement, flood insurance.

     In addition, the Company shall, throughout the term of this Agreement, maintain comprehensive general public liability insurance protecting the Company, the Issuer, the Bank and the Trustee, as named co-insureds, against liability for death and injuries to persons and damage to property, occurring on, in or about the Project, in minimum amounts satisfactory to the Bank.

     All insurance required hereby shall be taken out and maintained in generally recognized responsible insurance companies qualified to do business in the State and selected by the Company. The insurance herein required may be contained in blanket policies now or hereafter maintained by the Company.

     To the extent required by the Credit Agreement, all such policies, or a certificate or certificates of insurance showing that such insurance is in force and effect, shall be deposited with the Bank and copies thereof with the Trustee and shall contain a provision that such policies may not be canceled unless the Trustee and the Bank are notified at least thirty (30) days prior to cancellation. At least thirty (30) days prior to expiration of any such policy, the Company shall furnish the Trustee and the Bank with evidence satisfactory to the Trustee and the Bank that the policy has been renewed or replaced or is no longer required by this Agreement.

     SECTION 4.13. APPLICATION OF INSURANCE PROCEEDS. Immediately after the occurrence of any damage or loss to the Project the Company shall notify the Issuer, the Bank and the Trustee as to the nature and extent of such damage or loss and if the Company determines that it will be unable to use the Project for a period in excess of six (6) consecutive months, the Company shall, within one hundred twenty (120) days after the occurrence of such damage or loss, notify the Issuer, the Bank and the Trustee whether the Company deems it practicable and desirable to rebuild, repair or restore such damage or loss. If the Company shall determine that such rebuilding, repairing or restoring is practicable and desirable, the Company shall forthwith proceed with such rebuilding, repairing or restoring and shall notify the Issuer, the Bank and the Trustee upon the completion thereof; provided, however, that if the cost of such loss or damage to the Project
exceeds $500,000.   In the event the Company determines that it will be unable to use the Project for a period in excess of six (6) months and chooses not to rebuild, repair or restore the Project, the Company shall pay or cause to be paid to the Issuer for deposit by the Trustee to the Bond Fund as the entire amount of loan payments due hereunder a sum which when added to the amounts in the Construction Fund and the Bond Fund, will equal an amount of money equal to the aggregate principal amount of the Bonds outstanding with interest on the unpaid principal amount thereof, plus an amount equal to the accrued Administration Expenses, if any, and, after the payment of said amounts, the Company shall be paid any remaining insurance proceeds, provided, however, that such insurance proceeds shall be paid to the Bank to the extent of any amount owing from the Company to the Bank under the Credit Agreement.

     The Issuer shall cooperate fully with the Company in the handling and the conduct of any prospective or pending insurance claims with respect to the Project or any portion thereof. In no event will the Issuer voluntarily settle or consent to the settlement of any prospective or pending insurance claims with respect to the Project or any portion thereof without the written consent of the Company.

     Any provisions of this Agreement to the contrary notwithstanding, the Company shall be entitled to, receive, keep and retain that portion of insurance proceeds received for damages to its own property other than the Project subject to the rights of the Bank under the Credit Agreement.

     SECTION 4.14. CONDEMNATION. In the event that title to or the temporary use of the Project, or any portion thereof, for a period in excess of six (6) consecutive months, shall be taken in condemnation or by the exercise of the power of eminent domain by any governmental body or by any person, firm or corporation acting under governmental authority, the Company shall notify the Issuer, the Bank and the Trustee as to the nature and extent of such condemnation or eminent domain proceedings and shall, within one hundred twenty
(120) days after such taking, notify the Issuer, the Bank and the Trustee whether the Company deems it practicable and desirable to replace or restore that portion of the Project taken in or affected by condemnation or by the exercise of the power of eminent domain. If the Company shall determine that such replacement or restoration is practicable and desirable, the Company shall forthwith proceed with such replacement or restoration and shall notify the Issuer, the Bank and the Trustee upon the completion thereof, and such replaced or restored property shall become part of the Project subject to the security interests granted herein; provided, however, if the proceeds of such taking exceed $500,000. In the event the Company determines that it will be unable to use the Project for a period in excess of six (6) months and chooses not to replace or restore the Project, the Company shall pay or cause to be paid to the Issuer for deposit by the Trustee to the Bond Fund as the entire amount of loan payments due hereunder a sum which when added to the amount in the Construction Fund and the Bond Fund, will equal an amount of money equal to the aggregate principal amount of the Bonds outstanding, with interest on the unpaid principal amount thereof, plus an amount equal to the accrued Administration Expenses, if any, and after the payment of said amounts, the Company shall be paid any remaining condemnation proceeds, provided, however, that such condemnation proceeds shall be paid to the Bank to the extent of any amount owing from the Company to the Bank under the Credit Agreement.

     The Issuer shall cooperate fully with the Company in the handling and the conduct of any prospective or pending condemnation proceedings with respect to the Project or any portion thereof. In no event will the Issuer voluntarily settle or consent to the settlement of any prospective or pending condemnation proceedings with respect to the Project or any portion thereof without the written consent of the Company.

     Any provisions of this Agreement to the contrary notwithstanding, the Company shall be entitled to receive, keep and retain that portion of the proceeds of any condemnation award made for damages to or taking of its own property other than the Project subject to the rights of the Bank under the Credit Agreement.

     SECTION 4.15. AFTER-ACQUIRED PROPERTY AS PART OF THE PROJECT. All Property comprising a part of the Project and all other buildings, structures, improvements, furnishings, machinery, equipment and other property which shall be constructed, placed or installed in or upon the Project Site as a substitution for or in renewal or replacement of, any buildings, structures, improvements, furnishings, machinery, equipment or other property constituting part of the Project and financed with proceeds of the 1998 Series Bonds, shall become a part of the Project. All other additions and improvements to the Project which are constructed, placed or installed by the Company in or upon the Project or the Project Site after the Completion Date, the cost of which is financed from sources other than Bonds, shall remain the property of the Company and may be altered, removed, replaced or otherwise used by the Company at any time subject to the terms and provisions of the Credit Agreement.

     SECTION 4.16. LETTER OF CREDIT.

     (a) The Letter of Credit shall be delivered to the Trustee simultaneously with the issuance and delivery of the 1998 Series Bonds. The Letter of Credit shall be an obligation of the Bank to pay to the Trustee, against presentation of a certificate required by the Bank, up to (1) an amount equal to the aggregate principal amount of the 1998 Series Bonds then outstanding to be used to pay the principal of the 1998 Series Bonds, whether at maturity or upon redemption or acceleration, (2) plus an amount equal to at least 210 days' interest on the 1998 Series Bonds (calculated at the rate or rates of interest on the 1998 Series Bonds), and (3) plus an amount of Make-Whole Premium equal to $1,600,000.00. Further, the Letter of Credit shall terminate on the earliest of
(A) 5:00 p.m., Central Standard Time, on January 30, 2000, or if such day is not a Business Day, the next following

Business Day, (B) the date on which there has been a drawing and payment under the Letter of Credit of the "Stated Amount" of the Letter of Credit in connection with the maturity, redemption or acceleration of all of the 1998 Series Bonds, or (C) the date following the Bank's receipt of a certificate of the Trustee stating that the Trustee has received an Alternate Letter of Credit in accordance with the Indenture.

     (b) At any time prior to the termination or expiration of the Letter of Credit, the Company may, at its option, provide for the delivery to the Trustee of an Alternate Letter of Credit pursuant to the provisions and subject to the requirements set forth in Section 11.04 of the Indenture.

     SECTION 4.17. CONTINUING DISCLOSURE. The Company hereby represents that pursuant to the provisions of Securities and Exchange Commission Rule 15c2-12(d)(1), the 1998 Series Bonds are exempt from the provisions of said Rule 15c2-12.

                                   ARTICLE V

                               SPECIAL COVENANTS

     SECTION 5.01. NO WARRANTY AS TO SUITABILITY OF PROJECT BY ISSUER. The Issuer makes no warranty, either express or implied, as to the actual or designed capacity of the Project, as to the suitability of the Project for the purposes specified in this Agreement, as to the condition of the Project, or that the Project will be suitable for the Company's purposes or needs.

     SECTION 5.02. CONTINUATION OF EXISTENCE OF COMPANY. The Company covenants that it will maintain its existence in its present form, will not dissolve or otherwise dispose of all or substantially all its assets and will not consolidate with or merge into another person or permit one or more other persons (other than a subsidiary) to consolidate with or merge into it (unless the Company shall be the surviving or continuing person); provided, however, that, if no Event of Default hereunder shall have occurred and be continuing, and if the Issuer shall consent thereto in writing, the Company may consolidate with or merge into another person, or permit one or more other persons to consolidate with or merge into it, or sell or otherwise transfer to another person all or substantially all its assets as an entirety and thereafter dissolve if the successor person or transferee has a net worth at least equal to that of the Company prior to such transaction, and, if such successor is not the Company, assumes in writing all the obligations of the Company herein, and is duly qualified to do business in the State. Upon any consolidation or merger, or any conveyance or transfer of the assets of the Company substantially as an entirety in accordance with this Section 5.02, the successor Company formed by such consolidation or into which the Company is merged or to which such conveyance or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Agreement with the same effect as if such successor Company had been named as the Company herein.

     In the event of any such conveyance or transfer, the Company as the predecessor person may be dissolved, wound up and liquidated (if applicable) at any time thereafter.

     If a consolidation, merger or sale or other transfer is made as permitted by this Section 5.02, the provisions of this Section 5.02 shall continue in full force and effect and no further consolidation, merger or sale or other transfer shall be made except in compliance with the provisions of this Section 5.02 and
Section 6.01 hereof.

     SECTION 5.03. COVENANT BY THE COMPANY TO LEAVE PROJECT FREE OF OTHER LIENS OR ENCUMBRANCES. The Company covenants that it shall not create or suffer to be created any lien, charge or encumbrance on the Project or any part thereof, except Permitted Encumbrances.

     SECTION 5.04. AGREEMENT TO COOPERATE. In the event it may be necessary for the proper performance of this Agreement, or for the exercise of any rights hereunder, on the part of the Issuer or the Company that any application or applications for any permit or license or authorization to do or to perform certain things be made to any governmental or other agency by the Company or the

Issuer, or both, the Company and the Issuer each agree to execute and prosecute upon the request of the other such application or applications.

     SECTION 5.05. COVENANT BY ISSUER TO MAINTAIN PRESENT STATUS. The Issuer will use its best efforts to maintain, preserve and renew all the rights, powers, privileges and franchises owned by it; and will comply with all valid acts, rules, regulations, orders and directions of any legislative, executive, administrative or judicial body applicable to the Project and the Project Site. The Issuer further covenants that it will not take or fail to take any action that would result in the loss of any exemption from taxes which it presently enjoys or to which it may subsequently become entitled.

     SECTION 5.06. QUALIFICATION IN MISSISSIPPI. Subject to Section 5.02 hereof, the Company warrants that it is and throughout the term of this Agreement will continue to be duly qualified to do business in the State.

     SECTION 5.07. NOTICE OF DEFAULT. Within three (3) Business Days of any officer of the Company obtaining actual knowledge of the occurrence of any Event of Default hereunder or under the Indenture or any event which, with the passage of time or the giving of notice would constitute such an Event of Default, the Company shall notify the Trustee, the Bank and the Issuer of such Event of Default, which notice shall specify the nature and period of existence thereof.

     SECTION 5.08. ACKNOWLEDGMENTS OF ISSUER AND COMPANY WITH RESPECT TO FEDERAL INCOME TAX MATTERS. The Issuer and the Company acknowledge that the 1998 Series Bonds are being issued as taxable bonds and interest thereon should be treated as includable in the gross income of the holders thereof for federal income tax purposes.

     SECTION 5.09. COMPANY APPROVAL OF INDENTURE. The Company has reviewed the Indenture and the 1998 Series Bonds and the Company hereby approves the form of the Indenture and the 1998 Series Bonds and covenants that it will faithfully perform at all times any and all covenants, undertakings, stipulations and provisions contained in the Indenture, in the 1998 Series Bonds authenticated and delivered thereunder and in all proceedings of the Issuer pertaining thereto, on its part to be observed or performed, whether express or implied.

     SECTION 5.10. TITLE COVENANTS. The Company covenants that the Project and each component thereof including the Project Site is free from all encumbrances except for Permitted Encumbrances, that lawful seisin of and good right to encumber the Project and each component thereof including the Project Site is vested in the Company, and that the Company hereby fully warrants the title to the Project and each component thereof subject to Permitted Encumbrances including the Project Site and will defend the same against the lawful claims of all persons whomsoever.

     SECTION 5.11. COVENANT AGAINST WASTE.   The Company will not permit or
commit any waste on the Project Site and will keep the Building and the Equipment therein in good repair, and promptly comply with all laws, ordinances, regulations, and requirements of any governmental body affecting the Project Site.

     SECTION 5.12. ENVIRONMENTAL COVENANTS. The Company covenants that, to the best of its knowledge, no portion of the Project contains any matter or substance which has or may cause or result in any material violation of local, federal or State environmental laws, rules or regulations or which may result in any material liability or obligation being imposed on the Project, the Company, the Issuer, the Bank or the Trustee under or pursuant to such laws, rules or regulations. In addition, the Company covenants, at its own expense, to materially comply with all existing or hereafter enacted local, federal or State environmental cleanup responsibility laws, rules and regula tions.

                                  ARTICLE VI

               ASSIGNMENT, LEASE AND SALE; PROJECT NOT SECURITY

     SECTION 6.01. DISPOSAL OF PROJECT AND ASSETS BY COMPANY. The Project may be sold or leased, as a whole or in part, without the necessity of obtaining the consent of either the Issuer or the Trustee; provided, however, that no such assignment, sale or lease shall violate any provisions of the Act; provided further, however, that no such assignment, sale or lease shall relieve the Company of any of its then applicable obligations under this Agreement.

     SECTION 6.02. ASSIGNMENT BY ISSUER. The Issuer may assign its rights (except its right to receive payments pursuant to Section 4.03 and Section 4.11 of this Agreement) under, and interest in, this Agreement, and may pledge and assign all loan payments and receipts and revenues receivable under or pursuant to this Agreement, any moneys receivable by the Issuer due to other payments and income earned by the investment of funds held under the Indenture for the Cost of the Project and otherwise, as provided herein and in the Indenture, to the Trustee pursuant to the Indenture as security for payment of the principal of, Make-Whole Premium, if applicable, and interest on the Bonds, but such assignment or pledge shall be subject to this Agreement. Except as provided in this Section 6.02, the Issuer will not sell, assign, transfer, convey or otherwise dispose of the loan payments, receipts and the revenues during the term of this Agreement and will not, without the written consent of the Company create or suffer to be created any lien, charge or encumbrance thereon other than those consented to by the Company, or arising from the action or inaction of, the Company.

                                  ARTICLE VI

                        EVENTS OF DEFAULT AND REMEDIES

     SECTION 7.01. EVENTS OF DEFAULT. The following shall be "events of default" under this Agreement, and the terms "event of default" or "default" shall mean, whenever they are used in this Agreement, any one or more of the following events:

     (a) failure by the Company to pay or cause to be paid when due any loan payment required to be paid under Section 4.02 hereof and the Note;

     (b) failure by the Company to pay when due any payment required to be made under this Agreement other than loan payments under Section 4.02 hereof, which failure shall continue for a period of thirty (30) days after written notice, specifying such failure and requesting that it be remedied, is given to the Company by the Issuer or the Trustee, as the case may be;

     (c) failure by the Company to observe and perform in any material way any covenant, condition or agreement on its part to be observed or performed as set forth herein, other than as referred to in subsections (a) and (b) of this
Section 7.01, which failure shall not be cured to the satisfaction of the Issuer and the Trustee within the earlier of ten (10) days after actual knowledge thereof by the Company or written notice, specifying such failure and requesting that it be remedied, is given to the Company by the Issuer or the Trustee, as the case may be;

     (d) any written representation or written warranty made by the Company in or with respect to this Agreement shall prove to have been false in any material respect at the time of execution by the Company of this Agreement;

     (e)  the occurrence of an event of default under the Note or the Indenture;

     (f) the Company shall commence a voluntary case or other proceeding in bankruptcy or seeking liquidation, reorganization, arrangement, readjustment of its debts or for any other relief under the federal bankruptcy laws, as amended, or under any other insolvency act or law, state or federal, now or hereafter existing, or shall take any other action indicating its consent to, approval of, or acquiescence in any such case or proceedings, and said proceeding is not dismissed within thirty (30) days after the commencement thereof; the Company shall apply for, or consent to or acquiesce in the appointment of a receiver, liquidator, custodian, sequestrator, or a trustee for all or a substantial part of its property; the Company shall make an assignment for the benefit of its creditors; or the Company shall fail, or shall admit in writing its failure, to pay its debts generally as such debts become due; or

     (g) there shall be filed against the Company an involuntary petition in bankruptcy or seeking liquidation, reorganization, arrangement, readjustment of its debts or any other relief under the federal bankruptcy laws, as amended, or under any other insolvency act or law, state or federal, now or hereafter existing, and such petition is not set aside within thirty (30) days after such filing; or a receiver, liquidator, custodian, sequestrator, or trustee of the Company for all or a substantial part of its property shall be appointed without the consent or approval of the Company or a warrant of attachment, execution or similar process against any substantial part of the property of the Company is issued; and the continuance of any of such events for thirty (30) days undismissed or undischarged or within such thirty (30) days, the entering of an order for relief under the United States Bankruptcy Code.

     The foregoing provisions of subsection (c) of this Section 7.01 are subject to the following limitations: if by reason of acts of God; strikes, lockouts or other industrial disturbances; acts of public enemies; orders of any kind of the Government of the United States of America or of the State or any department, agency, political subdivision or official of either of them, or any civil or military authority; insurrections; riots; epidemics; lightning; earthquakes; fires; hurricanes; storms; floods; washouts; droughts; arrests; restraint of government and people; civil disturbances; explosions; breakage or accident to machinery; partial or entire failure of utilities; or any cause or event not reasonably within the control of the Company, the Company is unable in whole or in part to carry out its agreements herein contained, other than the obligations on the part of the Company contained in Sections 4.02, 4.03, 4.06, 4.12 and 5.02 hereof, the Company shall not be deemed in default during the continuance of such inability. The Company agrees, however, to use its best efforts to remedy with all reasonable dispatch the cause or causes preventing it from carrying out its agreements; provided, that the settlement of strikes, lockouts and other industrial disturbances shall be entirely within the discretion of the Company, and the Company shall not be required to make settlements of strikes, lockouts and other industrial disturbances by acceding to the demands of the opposing party or parties when such course is in the judgment of the Company unfavorable to the Company. Any failure of the Company to perform its obligations under Sections 4.02, 4.03, 4.06, 4.12 and 5.02 hereof shall constitute an Event of Default as set forth in subsections (a), (b) and (c) above regardless of the reason for such failure to perform.

     SECTION 7.02.  REMEDIES.  Whenever any Event of Default referred to in
Section 7.01 hereof shall have occurred and be continuing, any one or more of the following remedial steps may be taken; provided that written notice of the default has been given to the Company by the Issuer or the Trustee and the default has not theretofore been cured; and provided further that no remedial steps shall be taken by the Issuer the effect of which would be to entitle the Issuer to provide funds necessary for the payment of principal and interest on Bonds which have not yet matured unless such principal and interest shall have been declared due and payable in accordance with the Indenture and such declaration shall not have been rescinded.

     (a) If acceleration of the principal amount of the 1998 Series Bonds has been declared or has occurred pursuant to Sections 10.01 and 10.02 of the Indenture, the Issuer shall declare all unpaid loan payments and amounts due under the Note, together with interest then due thereon, to be immediately due and payable, whereupon the same shall become immediately due and payable.

     (b) The Issuer and the Trustee may take any action at law or in equity to enforce this Agreement, to collect the payments then due and thereafter to become due, or to enforce performance and observance of any obligation, agreement or covenant of the Company under this Agreement or the Note.

     SECTION 7.03. NO REMEDY EXCLUSIVE. No remedy conferred upon or reserved to the Issuer by this Agreement is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Agreement or now or hereafter existing at law or in equity or by statute. No delay or omission to exercise any right or power accruing upon any default shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. In order to entitle the Issuer to exercise any remedy reserved to it in this Article VII, it shall not be necessary to give any notice, other than such notice as may be herein expressly required.

     SECTION 7.04. PAYMENT OF FEES AND EXPENSES. If the Company shall default under any of the provisions of this Agreement and the Issuer, the Bank or the Trustee shall employ attorneys or incur other expenses for the collection of the loan payments or for the enforcement of performance or observance of any obligation or agreement on the part of the Company contained in this Agreement, the Company will on demand therefor pay the reasonable fees and expenses of the Issuer, the Bank, the Trustee and their attorneys as they are incurred including all fees of counsel including those incurred for negotiation, trial, appeals of ruling of any lower tribunals, administrative hearings, bankruptcy and creditors reorganization proceedings.

          SECTION 7.05. EFFECT OF WAIVER. In the event any agreement contained in this Agreement shall be breached and such breach shall thereafter be waived, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder. In view of the assignment of the Issuer's rights (except the rights of the Issuer to receive payments of Administration Expenses under Section 4.03 of this Agreement, indemnification under Section 4.11 of this Agreement and fees and expenses under Section 7.04 of this Agreement) in and under this Agreement to the Trustee pursuant to the Indenture, the Issuer shall have no power to waive any default hereunder by the Company without the consent of the Trustee to such waiver.

                                 ARTICLE VIII

             ACCELERATION OF LOAN PAYMENTS; SURVIVAL OF OBLIGATION

     SECTION 8.01. ACCELERATION OF LOAN PAYMENTS. Loan payments and amounts due under the Note shall be accelerated prior to the maturity of the Bonds if the Bonds shall be subject to redemption pursuant to Section 2.03 of the Indenture. In such case, the total amount due shall be the sums required pursuant to Section 2.03 of the Indenture as applicable, including any premium thereon, if any, and on the dates required by Section 2.03 of the Indenture.

     SECTION 8.02. SURVIVAL OF OBLIGATION. All of the Company's representations and covenants herein shall survive the payment (or deemed payment) of all of the amounts specified in Section 4.02(a), (b) and (c) hereof and the performance of all other obligations under this Agreement, the Indenture and the Bonds.

                                  ARTICLE IX

                                 MISCELLANEOUS

     SECTION 9.01. EXCESS PAYMENTS. Any amounts remaining in the Bond Fund and other funds established under the Indenture after payment in full of the Bonds (including interest and premiums, if any, thereon, and all other payments required under the Indenture and this Agreement) or provision for payment thereof having been made in accordance with the provisions of the Indenture, and payment of all other reasonable and necessary obligations incurred by the Issuer to pay for the Cost of the Project, including interest, premiums and other charges, if any, thereon, and the payment of Administration Expenses, shall belong to and be paid to the Company by the Trustee provided, however, that such balance shall be first paid to the Bank to the extent of any amount owing from the Company to the Bank under the Credit Agreement.

     SECTION 9.02. TAX EXEMPTIONS. The Company may take action to secure certain ad valorem tax and sales tax exemptions available under Section 57-10-255 of the Act as well as under other provisions of the Mississippi Code of 1972, as amended. The Issuer will assist the Company in securing said tax exemptions.

     SECTION 9.03. NOTICES. All notices, certificates, requests or other communications hereunder shall be sufficiently given and shall be deemed given when mailed by registered or certified mail, return receipt requested (except as otherwise specified herein and in the Indenture), postage prepaid, addressed as set forth in Annex A. A duplicate copy of each notice, certificate, request or other communication given hereunder to the Issuer, the Company, the Trustee or the Bank shall also be given to the others. The Company, the Issuer, the Bank and the Trustee may, by notice given under this Section 9.03, designate any further or different addresses to which subsequent notices, certificates, requests or other communications shall be sent.

     SECTION 9.04. PARTIES INTERESTED. This Agreement shall inure to the benefit of the Issuer, the Bank, the Company, the Trustee and the holders from time to time of the Bonds, and shall be binding upon the Issuer, the Company and their respective successors and assigns, subject to the limitation that any obligation or liability of the Issuer created by or arising out of this Agreement shall not be a general debt of the Issuer, but shall be payable by the Issuer solely out of the proceeds derived from this Agreement or the sale of the Bonds or income earned on invested funds as provided herein or in the Indenture.

     No covenant, stipulation, obligation or agreement contained in the Bonds, the Indenture or this Agreement shall be deemed or construed to be a covenant, stipulation, obligation or agreement of any present or future member, agent, or employee of the Issuer in his individual capacity, and neither the present or future members of the Issuer nor any official executing the Bonds shall be liable personally, for any breach or non-observance or failure to comply with the above mentioned covenants, stipulations, obligations, or on the Bonds or be subject to any personal liability or accountability by reason of the issuance thereof or by reason of the said covenants, stipulations, obligations or agreements, above mentioned. Nothing in the provisions of the Indenture or this Agreement or the Bonds shall obligate the Issuer, or any member, agent or employee thereof to expend any funds other than those available therefor, which are derived exclusively from the sale of said Bonds or from the Company or Trustee under the terms and provisions of this Agreement and the Indenture or those derived from the loan payments from the Company. No present or future member, agent or employee of the Issuer shall incur any personal liability in acting or proceeding or in not acting or proceeding, in good faith, reasonably, under the provisions of the Bonds or the Indenture or this Agreement. If in or by or as a result of the execution of the Bonds or of the Indenture or this Agreement or any other document in connection with this transaction or any other related transaction, the Issuer or any member, agent or employee thereof shall become obligated in excess of or contrary to the provisions of the statutory authority granted by the Act then such excess or contrary obligation shall not be binding on or enforceable against the Issuer or any present or future member, agent, employee or official thereof.

     SECTION 9.05. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall be an original; but such counterparts shall together constitute but one and the same Agreement.

     SECTION 9.06. SEVERABILITY OF INVALID PROVISIONS. If any clause, provision or section of this Agreement be held illegal or invalid by any court, the invalidity of such clause, provision or section shall not affect any of the remaining clauses, provisions or sections hereof, and this Agreement shall be construed and enforced as if such illegal or invalid clause, provision or section had not been contained herein.

     SECTION 9.07. GOVERNING LAW. This Agreement shall be governed as to validity, construction and performance by the laws of the State.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written on the cover page hereof.

(SEAL)                              MISSISSIPPI BUSINESS FINANCE
                                    CORPORATION
Attest

________________________            By________________________
Secretary                             Executive Director


(SEAL)                              HALTER MARINE GROUP, INC.
Attest

By                                  By
  ----------------------              ------------------------
Title___________________              Title___________________

                                    ANNEX A
                                      TO
                                LOAN AGREEMENT

If to the Issuer -     Mississippi Business Finance Corporation
                       1306 Walter Sillers Building
                       Post Office Box 849
                       Jackson, Mississippi 39201

If to the Company -    Halter Marine Group, Inc.
                       13085 Seaway Road
                       Gulfport, Mississippi 39505

If to the Trustee -    SouthTrust Bank, National Association
                       100 Office Park Drive
                       Lower Level
                       Birmingham, Alabama (35223)
                       Post Office Box 2554
                       Birmingham, Alabama 35290

If to the Bank  -      The First National Bank of Chicago
                       One First National Plaza, Suite 0801
                       Chicago, Illinois 60670

                                   EXHIBIT A

                             BUILDING DESCRIPTION


All buildings presently located on the Project Site and all buildings subsequently located on the Project Site and financed with the proceeds of the 1998 Series Bonds, and all Additional Bonds, and all additions, modifications and improvements thereto financed with the proceeds of the 1998 Series Bonds and all Additional Bonds, as they may at any time exist.

                                   EXHIBIT B

                               THE PROJECT SITE


All real property presently owned by the Company in Jackson County, Mississippi, Harrison County, Mississippi and Hancock County, Mississippi, and all additional real property owned by the Company and acquired with the proceeds of the 1998 Series Bonds and all Additional Bonds.

                                   EXHIBIT C

                   PERMITTED LIENS, CHARGES AND ENCUMBRANCES


     1. All Permitted Encumbrances and other allowed liens, charges and encumbrances under this Agreement and the Credit Agreement.

     2. Any prior reservation or conveyance of minerals of every kind and character, including, but not limited to, oil, gas, sand and gravel, in, on, and under the Project Site.

     3. Any lien, or right to a lien, for services, labor or material heretofore or hereafter furnished, imposed by law and not shown by the public records.

     4. Encroachments, variation in area or in measurements, boundary line disputes, roadways and matters not of record, including lack of access, which would be disclosed by accurate survey and inspection of the Project Site.

     5. Easements or other uses of the Project Site not visible from the surface, or easements or claims of easements, not shown by the public records.

                                   EXHIBIT D

                           HALTER MARINE GROUP, INC.

                                PROMISSORY NOTE


Date:  March __, 1998                                              $30,000,000


No. 1

     FOR VALUE RECEIVED Halter Marine Group, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Company"), hereby promises to pay to the order of the Mississippi Business Finance Corporation (the "Issuer") or its assigns, the principal sum of $30,000,000 together with interest on the unpaid principal balance thereof from the date hereof until fully and finally paid, together with Make-Whole Premium (as defined in the Indenture, as hereinafter defined), if applicable, together with all taxes levied or assessed on this Note or the debt evidenced hereby against the holder hereof and all other amounts payable by the Company under the Agreement (as hereinafter defined). This Note shall bear interest at the prevailing rate or rates of interest on the Bonds (as hereinafter defined) except as otherwise provided hereunder.

     This Note has been executed under and pursuant to a Loan Agreement, dated as of January 1, 1998, between the Issuer and the Company (the "Agreement") which Agreement is incorporated herein in its entirety by reference. This Note is issued to evidence the obligation of the Company under the Agreement to repay the loan made by the Issuer from the proceeds of its $30,000,000 Taxable Revenue Bonds, Series 1998 (Halter Marine Group, Inc. Project) (the "Bonds"), together with interest thereon at the interest rate or rates as defined and set forth in the Indenture (as hereinafter defined), Make-Whole Premium, if applicable, and all other amounts, fees, penalties, premiums, adjustments, expenses, counsel fees and other payments of any kind required to be paid by the Company under the Agreement. The Agreement includes provisions for prepayment of this Note as a whole or in part as more particularly described in Section 2.03 of the Indenture. In the event that the terms of this Note conflict with the terms of the Indenture or the Agreement the terms of the Indenture or the Agreement shall control.

     The Agreement and this Note have been or will be assigned to SouthTrust Bank, National Association, as Trustee (the "Trustee") pursuant to an Indenture, dated as of January 1, 1998, by and between the Issuer and the Trustee (the "Indenture"). Such assignment is made as security for the payment of the Bonds issued by the Issuer pursuant to the Indenture.

     As provided in the Agreement and subject to the provisions thereof, payments hereon are to be made at the Corporate Trust Office of the Trustee in an amount which, together with other moneys available therefor pursuant to the Indenture, will equal the amount payable as principal of, Make-Whole Premium, if applicable, and interest on the Bonds outstanding on such due date.

     The Company shall make payments on this Note on the dates and in the amounts specified herein and in the Agreement and in addition shall make such other payments as are required pursuant to the Agreement, the Indenture and the Bonds. Upon the occurrence of an Event of Default, as defined in the Indenture or the Agreement, the principal of, Make-Whole Premium, if applicable, and interest on this Note may be declared immediately due and payable as provided in the Agreement. Upon any such declaration the Company shall pay all costs, disbursements, expenses and reasonable counsel fees of the Issuer and the Trustee in seeking to enforce their rights under the Agreement and this Note.

     The Company (a) waives diligence, demand, presentment for payment, notice of nonpayment, protest and notice of protest and (b) agrees that the time for payment of this Note may be extended at the sole discretion of the Trustee without impairing its liability hereon. Any delay on the part of the Issuer or the Trustee in exercising any right hereunder shall not operate as a waiver of any such right, and any waiver granted with respect to one default shall not operate as a waiver in the event of any subsequent or continuing default.

     This Note shall be governed and construed in accordance with the laws of the State of Mississippi.

     IN WITNESS WHEREOF, the undersigned has caused this Note to be executed in its name and, if applicable, its corporate seal to be hereunto affixed and attested to by its duly authorized officers all as of the day and year first above written.

(SEAL)                              HALTER MARINE GROUP, INC.
Attest

___________________________         By___________________________

Title______________________         Title________________________

      [The following language will be contained on the face of the Note]

                                  ASSIGNMENT

     FOR VALUE RECEIVED, pay this Promissory Note to SouthTrust Bank, National Association, as Trustee under the Indenture herein mentioned, without recourse.

(SEAL)                              MISSISSIPPI BUSINESS FINANCE
                                    CORPORATION
Dated: March _______, 1998
                                    By____________________________
                                      Executive Director

                           ACKNOWLEDGMENT OF COMPANY


STATE OF MISSISSIPPI     )
                         ) SS:
COUNTY OF HINDS          )


     Personally appeared before me, the undersigned authority in and for the said county and state, on this 3rd day of March, 1998, within my jurisdiction, the within named Keith L. Voigts and Don M. Patterson, respectively, who acknowledged they are the Senior Vice-President and Treasurer and Vice-President/Taxation, of Halter Marine Group, Inc., a Delaware corporation, and that for and on behalf of said corporation and as its act and deed, they executed the above and foregoing instrument, after first having been duly authorized by said corporation so to do.

                                         ____________________________
                                         Notary Public

(SEAL)

My Commission Expires:

______________________________

                           ACKNOWLEDGMENT OF ISSUER


STATE OF MISSISSIPPI     )
                         ) SS:
COUNTY OF HINDS          )

     Personally appeared before me, the undersigned authority in and for the said county and state, on this the 3rd day of March, 1998, within my jurisdiction, the within named William T. Barry and James Vernon Smith, Sr., who acknowledged they are the Executive Director and Secretary, respectively, of the Mississippi Business Finance Corporation, a Mississippi public corporation, and that for and on behalf of said corporation and as its act and deed, they executed the above and foregoing instrument, after first having been duly authorized by said corporation so to do.

                                           _________________________
                                           Notary Public

(SEAL)

My Commission Expires:

----------------------

                           HALTER MARINE GROUP, INC.


                                PROMISSORY NOTE



Date:  March 3, 1998                                             $30,000,000



No.  1

     FOR VALUE RECEIVED Halter Marine Group, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Company"), hereby promises to pay to the order of the Mississippi Business Finance Corporation (the "Issuer") or its assigns, the principal sum of $30,000,000 together with interest on the unpaid principal balance thereof from the date hereof until fully and finally paid, together with Make-Whole Premium (as defined in the Indenture, as hereinafter defined), if applicable, together with all taxes levied or assessed on this Note or the debt evidenced hereby against the holder hereof and all other amounts payable by the Company under the Agreement (as hereinafter defined). This Note shall bear interest at the prevailing rate or rates of interest on the Bonds (as hereinafter defined) except as otherwise provided hereunder.

     This Note has been executed under and pursuant to a Loan Agreement, dated as of January 1, 1998, between the Issuer and the Company (the "Agreement") which Agreement is incorporated herein in its entirety by reference. This Note is issued to evidence the obligation of the Company under the Agreement to repay the loan made by the Issuer from the proceeds of its $30,000,000 Taxable Revenue Bonds, Series 1998 (Halter Marine Group, Inc. Project) (the "Bonds"), together with interest thereon at the interest rate or rates as defined and set forth in the Indenture (as hereinafter defined), Make-Whole Premium, if applicable, and all other amounts, fees, penalties, premiums, adjustments, expenses, counsel fees and other payments of any kind required to be paid by the Company under the Agreement. The Agreement includes provisions for prepayment of this Note as a whole or in part as more particularly described in Section 2.03 of the Indenture. In the event that the terms of this Note conflict with the terms of the Indenture or the Agreement the terms of the Indenture or the Agreement shall control.

     The Agreement and this Note have been or will be assigned to SouthTrust Bank, National Association, as Trustee (the "Trustee") pursuant to an Indenture, dated as of January 1, 1998, by and between the Issuer and the Trustee (the "Indenture"). Such assignment is made as security for the payment of the Bonds issued by the Issuer pursuant to the Indenture.

     As provided in the Agreement and subject to the provisions thereof, payments hereon are to be made at the Corporate Trust Office of the Trustee in an amount which, together with other moneys available therefor pursuant to the Indenture, will equal the amount payable as principal of, Make-Whole Premium, if applicable, and interest on the Bonds outstanding on such due date.

     The Company shall make payments on this Note on the dates and in the amounts specified herein and in the Agreement and in addition shall make such other payments as are required pursuant to the Agreement, the Indenture and the Bonds. Upon the occurrence of an Event of Default, as defined in the Indenture or the Agreement, the principal of, Make-Whole Premium, if applicable, and interest on this Note may be declared immediately due and payable as provided in the Agreement. Upon any such declaration the Company shall pay all costs, disbursements, expenses and reasonable counsel fees of the Issuer and the Trustee in seeking to enforce their rights under the Agreement and this Note.

     The Company (a) waives diligence, demand, presentment for payment, notice of nonpayment, protest and notice of protest and (b) agrees that the time for payment of this Note may be extended at the sole discretion of the Trustee without impairing its liability hereon. Any delay on the part of the Issuer or the Trustee in exercising any right hereunder shall not operate as a waiver of any such right, and any waiver granted with respect to one default shall not operate as a waiver in the event of any subsequent or continuing default.

     This Note shall be governed and construed in accordance with the laws of the State of Mississippi.

     IN WITNESS WHEREOF, the undersigned has caused this Note to be executed in its name and, if applicable, its corporate seal to be hereunto affixed and attested to by its duly authorized officers all as of the day and year first above written.

(SEAL)                              HALTER MARINE GROUP, INC.

ATTEST

___________________________         By____________________________

Title______________________         Title_________________________


                                  ASSIGNMENT

     FOR VALUE RECEIVED, pay this Promissory Note to SouthTrust Bank, National Association, as Trustee under the Indenture herein mentioned, without recourse.

(SEAL)                              MISSISSIPPI BUSINESS FINANCE
                                    CORPORATION
Dated: March 3, 1998
                                    By____________________________
                                      Executive Director


                                       2